As filed with the Securities and Exchange Commission on May 2nd, 2005

                                                      Registration Nos. 33-89984
                                                                    and 811-8994
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

--------------------------------------------------------------------------------

                                    FORM N-4

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                           Pre- Effective Amendment            [  ]
                           Post-Effective Amendment No. 12     [X]
                                       and
           REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY   [  ]
                                   ACT OF 1940
                             Amendment No. 23   [X]

               KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
               --------------------------------------------------
                           (Exact Name of Registrant)

                       KANSAS CITY LIFE INSURANCE COMPANY
                       ----------------------------------
                               (Name of Depositor)

                 3520 Broadway, Kansas City, Missouri 64111-2565
                 -----------------------------------------------
              (Address of Depositor's Principal Executive Offices)

               Depositor's Telephone Number, including Area Code:
               --------------------------------------------------
                                 (816) 753-7000

      Name and Address of Agent for Service:                Copy to:

              William A. Schalekamp                     W. Thomas Conner
        Kansas City Life Insurance Company       Sutherland Asbill & Brennan LLP
                 3520 Broadway                    1275 Pennsylvania Avenue, N.W.
         Kansas City, Missouri 64111-2565           Washington, DC 20004-2415

It is proposed that this filing will become effective:
   [ ]   Immediately upon filing pursuant to paragraph (b) of Rule 485
   [X]   On (May 2, 2005), pursuant to paragraph (b) of Rule 485
   [ ]   60 days after filing pursuant to paragraph (a)(1) of Rule 485
   [ ]   On (date) pursuant to paragraph (a)(1) of Rule 485

                      Title of securities being registered:
       Individual Flexible Premium Deferred Variable Annuity Contracts

         INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT
                                    ISSUED BY
                       KANSAS CITY LIFE INSURANCE COMPANY
         THROUGH THE KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT

         STREET ADDRESS:                            SEND CORRESPONDENCE TO:
         3520 BROADWAY                              VARIABLE ADMINISTRATION
KANSAS CITY, MISSOURI 64111-2565                        P.O. BOX 219364
    TELEPHONE (816) 753-7000                    KANSAS CITY, MISSOURI 64121-9364
                                                       TELEPHONE (800) 616-3670

This Prospectus describes an individual flexible premium deferred variable annuity contract (the "Contract") offered by Kansas City Life Insurance Company ("Kansas City Life"). We have provided a Definitions section at the beginning of this Prospectus for your reference as you read.

The Contract is designed to meet investors' long-term investment needs. The Contract also provides you the opportunity to allocate premiums to one or more divisions ("Subaccount") of Kansas City Life Variable Annuity Separate Account ("Variable Account") or the Fixed Account. The assets of each Subaccount are invested in a corresponding portfolio ("Portfolio") of a designated mutual fund ("Funds") as follows:

AIM VARIABLE INSURANCE FUNDS
    AIM V.I. Dent Demographic Trends Fund (Series I Shares)
    AIM V.I. Premier Equity Fund (Series I Shares)
    AIM V.I. Technology Fund (Series I Shares)

AMERICAN CENTURY(R) VARIABLE PORTFOLIOS
    American Century VP Capital Appreciation
    American Century VP Income & Growth
    American Century VP Inflation Protection Fund (Class II)
    American Century VP International
    American Century VP Ultra(R)
    American Century VP Value

CALAMOS(R) ADVISORS TRUST
    Calamos Growth and Income Portfolio
DREYFUS VARIABLE INVESTMENT FUND
    Appreciation Portfolio - Initial Shares
    Developing Leaders Portfolio - Initial Shares
DREYFUS STOCK INDEX FUND, INC. - INITIAL SHARES
THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND,
INC. - INITIAL SHARES

FEDERATED INSURANCE SERIES
    Federated American Leaders Fund II
    Federated High Income Bond Fund II
    Federated Prime Money Fund II
    FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
    Franklin Small-Mid Cap Growth Securities Fund (Class 2)
    Franklin Real Estate Fund (Class 2)
    Templeton Developing Markets Securities Fund (Class 2)
    Templeton Foreign Securities Fund (Class 2)
  J.P. MORGAN SERIES TRUST II
    JPMorgan Mid Cap Value Portfolio
    JPMorgan Small Company Portfolio
    JPMorgan U.S. Large Cap Core Equity Portfolio
  MFS(R) VARIABLE INSURANCE TRUST(SM)
    MFS Emerging Growth Series
    MFS Research Bond Series
    MFS Research Series
    MFS Strategic Income Series
    MFS Total Return Series
    MFS Utilities Series
SELIGMAN PORTFOLIOS, INC.
    Seligman Capital Portfolio (Class 2)
    Seligman Communications and Information Portfolio (Class 2)
    Seligman Smaller-Cap Value Portfolio (Class 2)

The accompanying prospectuses for the Funds describe these Portfolios. The value of amounts allocated to the Variable Account will vary according to the investment performance of the Funds. You bear the entire investment risk of amounts allocated to the Variable Account. Another choice available for allocation of premiums is our Fixed Account. The Fixed Account is part of Kansas City Life's general account. It pays interest at declared rates guaranteed to equal or exceed 3%.

This Prospectus provides basic information about the Contract and the Variable Account that you should know before investing. The Statement of Additional Information contains more information about the Contract and the Variable Account. The date of the Statement of Additional Information is the same as this Prospectus and is incorporated by reference. We show the Table of Contents for the Statement of Additional Information on page 43 of this Prospectus. You may obtain a copy of the Statement of Additional Information free of charge by writing or calling us at the address or telephone number shown above.

The Securities and Exchange Commission maintains a web site that contains the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the Securities and Exchange Commission. The address of the site is http://www.sec.gov.

If you already have a variable annuity contract, you should consider whether purchasing another contract as a replacement for your existing contract is advisable.

THIS PROSPECTUS AND THE ACCOMPANYING FUND PROSPECTUSES PROVIDE IMPORTANT INFORMATION YOU SHOULD HAVE BEFORE DECIDING TO PURCHASE A CONTRACT. PLEASE KEEP FOR FUTURE REFERENCE.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, NOR IS THE CONTRACT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE CONTRACT INVOLVES CERTAIN RISKS INCLUDING THE LOSS OF PREMIUM PAYMENTS (PRINCIPAL).

                   THE DATE OF THIS PROSPECTUS IS MAY 2, 2005.

                                             PROSPECTUS CONTENTS
DEFINITIONS...............................................................................   1

HIGHLIGHTS ...............................................................................   3
    THE CONTRACT .........................................................................   3
    CHARGES AND DEDUCTIONS................................................................   4
    ANNUITY PROVISIONS ...................................................................   5
    FEDERAL TAX STATUS ...................................................................   5
FEE TABLE ................................................................................   5
    OWNER TRANSACTION EXPENSES ...........................................................   5
    PERIODIC CHARGES OTHER THAN PORTFOLIO EXPENSES .......................................   6
    RANGE OF ANNUAL PORTFOLIO OPERATING EXPENSES .........................................   6
    ANNUAL PORTFOLIO OPERATING EXPENSES ..................................................   7
    EXAMPLE OF CHARGES ...................................................................  10
CONDENSED FINANCIAL INFORMATION...........................................................  11
KANSAS CITY LIFE, THE VARIABLE ACCOUNT AND THE FUNDS .....................................  11
    KANSAS CITY LIFE INSURANCE COMPANY ...................................................  11
    KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT ...................................  11
    THE FUNDS ............................................................................  11
    RESOLVING MATERIAL CONFLICTS .........................................................  15
    ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS.....................................  15
    VOTING RIGHTS ........................................................................  15
DESCRIPTION OF THE CONTRACT...............................................................  16
    PURCHASING A CONTRACT ................................................................  16
    REPLACEMENT OF CONTRACTS .............................................................  16
    FREE-LOOK PERIOD......................................................................  16
    ALLOCATION OF PREMIUMS................................................................  17
    DETERMINATION OF CONTRACT VALUE ......................................................  17
    VARIABLE ACCOUNT VALUE................................................................  17
    TRANSFER PRIVILEGE....................................................................  18
    DOLLAR COST AVERAGING PLAN............................................................  20
    PORTFOLIO REBALANCING PLAN............................................................  21
    PARTIAL AND FULL CASH SURRENDERS .....................................................  21
    CONTRACT TERMINATION..................................................................  22
    CONTRACT LOANS .......................................................................  22
    DEATH BENEFIT BEFORE MATURITY DATE....................................................  23
    PROCEEDS ON MATURITY DATE ............................................................  24
    PAYMENTS..............................................................................  24
    MODIFICATIONS ........................................................................  25
    REPORTS TO CONTRACT OWNER.............................................................  25
    TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS ....................  25
THE FIXED ACCOUNT ........................................................................  26
    MINIMUM GUARANTEED AND CURRENT INTEREST RATES ........................................  26
    CALCULATION OF FIXED ACCOUNT VALUE....................................................  27
    TRANSFERS FROM FIXED ACCOUNT..........................................................  27
    DELAY OF PAYMENT .....................................................................  27
CHARGES AND DEDUCTIONS ...................................................................  27
    SURRENDER CHARGE (CONTINGENT DEFERRED SALES CHARGE) ..................................  27
    TRANSFER PROCESSING FEE ..............................................................  28
    ADMINISTRATIVE CHARGES................................................................  28

    MORTALITY AND EXPENSE RISK CHARGE.....................................................  29
    PREMIUM TAXES.........................................................................  29
    REDUCED CHARGES FOR  ELIGIBLE GROUPS .................................................  29
    OTHER TAXES ..........................................................................  29
    INVESTMENT ADVISORY FEES AND OTHER EXPENSES OF THE FUNDS .............................  29
PAYMENT OPTIONS ..........................................................................  30
    ELECTION OF OPTIONS ..................................................................  30
    DESCRIPTION OF OPTIONS ...............................................................  30
YIELDS AND TOTAL RETURNS .................................................................  32
    YIELDS ...............................................................................  32
    TOTAL RETURNS ........................................................................  32
FEDERAL TAX STATUS........................................................................  32
    INTRODUCTION..........................................................................  32
    TAXATION OF NON-QUALIFIED CONTRACTS ..................................................  33
    TAXATION OF QUALIFIED CONTRACTS.......................................................  34
    FEDERAL ESTATE TAXES .................................................................  35
    GENERATION-SKIPPING TRANSFER TAX......................................................  35
    ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS .....................  35
    POSSIBLE TAX LAW CHANGES .............................................................  35

SALE OF THE CONTRACTS.....................................................................  35

LEGAL PROCEEDINGS.........................................................................  36

COMPANY HOLIDAYS .........................................................................  36

FINANCIAL STATEMENTS .....................................................................  36

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS ....................................  43

DEFINITIONS

Many terms used within this Prospectus are described within the text where they appear. The descriptions of those terms are not repeated in this Definition Section.

Annuitant                         The person on whose life the Contract's annuity benefit is based.

Beneficiary                       The person you designate to receive any proceeds payable under the Contract at your death or the death of the Annuitant.

Cash Surrender Value              The Contract Value less any applicable surrender charge, indebtedness and premium taxes payable.

Contract Date                     The date from which Contract Months, Years, and Anniversaries are measured.
Contract Value                    The sum of the Variable Account Value and the Fixed Account Value.

Contract Year                     Any period of twelve months starting with the Contract Date or any contract anniversary.

Fixed Account                     An account that is one option we offer for allocation of your premiums. It is part of our general account and is not part of, or dependent on, the investment performance of the
                                  Variable Account.
Fixed Account Value               Measure of value accumulating in the Fixed Account.

Home Office                       When the term "Home Office" is used in this prospectus in connection with transactions under the Contract, it means our Variable Administration office. Transaction requests and other types of Written Notices should be sent to P.O. Box 219364, Kansas City,
                                  Missouri 64121-9364. The telephone number at our Variable Administration office is 800-
                                  616-3670.

Issue Age                         The Annuitant's age on his/her last birthday as of or on the Contract Date.

Life Payment Option               A payment option based upon the life of the Annuitant.

Maturity Date                     The date when the Contract terminates and we either pay the proceeds under a payment option or pay you the Cash Surrender Value in a lump sum. The latest Maturity Date is the later of the contract anniversary following the Annuitant's 85th birthday and the tenth contract anniversary. (Certain states and Qualified Contracts may place additional restrictions on the maximum Maturity Date.)
Monthly Anniversary Day           The same day of each month as the Contract Date, or the last day of the month for those months not having such a day.
Non-Life Payment Option           A payment option that is not based upon the life of the Annuitant.

Non-Qualified Contract            A Contract that is not a "Qualified Contract."

Proceeds                          The total amount we are obligated to pay under the terms of the Contract.

Owner                             The person entitled to exercise all rights and privileges provided in the Contract. The terms "you" and "your" refer to the Owner.

Qualified Contract                A Contract issued in connection with plans that qualify for special federal income tax treatment under sections 401, 403, 408 or 408A of the Internal Revenue Code of 1986,
                                  as amended.

Subaccount                        The divisions of the Variable Account. The assets of each Subaccount are invested in a
                                  Portfolio of a designated Fund.

Valuation Day                     Each day the New York Stock Exchange is open for business.

Valuation Period                  The interval of time beginning at the close of normal trading on the New York Stock
                                  Exchange on one Valuation Day and ending at the close of normal trading on the New
                                  York Stock Exchange on the next Valuation Day. Currently, the close of normal trading is
                                  3:00 P.M. Central Standard Time. The term "Valuation Period" is used in this prospectus to specify, among other things, when a transaction order or request is deemed to be received by us at our Variable Administration office.

Variable Account Value            The Variable Account Value is equal to the sum of all Subaccount Values of a Contract.

Written Notice                    A written request or notice in a form satisfactory to us that is signed by the Owner and received at the Home Office.

HIGHLIGHTS

THE CONTRACT

         WHO SHOULD INVEST. The Contract is designed for investors seeking long-term tax-deferred accumulation of funds. The goal for this accumulation is generally retirement, but may be for other long-term investment purposes. The tax-deferred feature of the Contract is most attractive to investors in high federal and state marginal income tax brackets. We offer the Contract as both a Qualified Contract and a Non-Qualified Contract. (See "FEDERAL TAX STATUS," page
32)

The tax advantages typically provided by a variable annuity are already available with tax-qualified plans, including IRAs and Roth IRAs. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax- qualified plan, including the costs and benefits of the Contract (including the annuity payment options), before you purchase the Contract in a tax -qualified plan. THERE SHOULD BE REASONS OTHER THAN TAX DEFERRAL FOR ACQUIRING AN ANNUITY CONTRACT WITHIN A QUALIFIED PLAN.

         THE CONTRACT. The Contract is an individual flexible premium deferred variable annuity. In order to purchase a Contract, you must complete an application and submit it to us through a licensed Kansas City Life representative, who is also a registered representative of Sunset Financial Services, Inc. ("Sunset Financial"). You must pay the minimum initial premium. The maximum Issue Age is 80. (See "Purchasing a Contract," page 16)

We offer other variable annuity contracts that have a different death benefit and different contract features. However, these contracts also have different charges that would affect your Subaccount performance and Contract Value. To obtain more information about the other contracts, contact our Home Office or your registered representative.

         FREE-LOOK PERIOD. You have the right to cancel your Contract and receive a refund if you return the Contract within 10 days (or longer as required by state law) after you receive it. The amount returned to you will vary depending on your state. (See "Free-Look Period," page 16)

         PREMIUMS. The minimum amount that we will accept as an initial premium is a single premium of $5,000 or annualized payments of $600. Subsequent premiums may not be less than $50 and you may pay them at any time during the Annuitant's lifetime and before the Maturity Date. (See "Purchasing a Contract," page 16)

         PREMIUM ALLOCATION. You direct the allocation of premium payments among the Subaccounts of the Variable Account and/or the Fixed Account. In the Contract application, you specify the percentage of the premium, in the numbers you want allocated to each Subaccount and/or to the Fixed Account. We will invest the assets of each Subaccount in a corresponding Portfolio of a designated Fund. The Contract Value, except for amounts in the Fixed Account, will vary according to the investment performance of the Subaccounts. We will credit interest to amounts in the Fixed Account at a guaranteed minimum rate of 3% per year. We may declare a higher current interest rate.

The sum of your allocations must equal 100%. We have the right to limit the number of Subaccounts to which you may allocate premiums (not applicable to Texas Contracts). We will never limit the number to less than 12. You can change the allocation percentages at any time by sending Written Notice. You can make changes in your allocation by telephone if you have provided proper authorization. (See "Telephone, Facsimile, Electronic Mail and Internet Authorizations," page 25) The change will apply to the premium pay ments received with or after receipt of your notice.

We will allocate the initial premium to the Federated Prime Money Fund II Subaccount for a 15-day period in states that:

o        require premium payments to be refunded under the free-look provision;
         or

o require the greater of premium payments or Contract Value to be refunded under the free-look provision.

At the end of that period, we will allocate the amount in the Federated Prime Money Fund II Subaccount to the Subaccounts and Fixed Account according to your allocation instructions. (See "Allocation of Premiums," page 17)

         TRANSFERS. After the free look period and before the Maturity Date, you may transfer amounts among the Subaccounts and the Fixed Account. Certain restrictions apply. The first six transfers during a Contract Year are free. After the first six transfers, we will assess a $25 transfer processing fee. (See " Transfer Privilege," page 18)

We have policies and procedures that attempt to detect frequent, large, programmed or short-term transfers among Subaccounts that may adversely affect other Owners and persons with rights under the Contracts. We employ various means to try to detect such transfer activity, but the detection and deterrence of harmful trading activity involves judgments that are inherently subjective. Our ability to detect such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests under the Contracts. In addition, we cannot guarantee that the Funds will not be harmed by transfer activity related to other insurance companies and/or retirement plans that may invest in the Funds.

         FULL AND PARTIAL SURRENDER . You may surrender all or part of the Cash Surrender Value (subject to certain limitations) any time before the earlier of:

o        the date that the Annuitant dies; or
o        the Maturity Date.

         DEATH BENEFIT. If the Annuitant dies before the Maturity Date, the Beneficiary will receive a death benefit. The death benefit is equal to the greater of:

o premiums paid, adjusted for any surrenders (including applicable surrender charges) less any indebtedness; and
o        the Contract Value on the date we receive proof of Annuitant's death.
If you die before the Maturity Date, the Contract Value (or, if the Owner is also the Annuitant, the death benefit) must generally be distributed to the Beneficiary within five years after the date of the Owner's death. (See "Death Benefit Before Maturity Date," page 23)

Death Proceeds are taxable and generally are included in the income of the recipient as follows:

o If received under a payment option, they are taxed in the same manner as annuity payments.
o If distributed in a lump sum, they are taxed in the same manner as a full surrender.

CHARGES AND DEDUCTIONS

The following charges and deductions apply to the Contract:

         SURRENDER CHARGE (CONTINGENT DEFERRED SALES CHARGE). We do not deduct a charge for sales expenses from premiums at the time they are paid. However, we will deduct a surrender charge for surrenders or partial surrenders during the first seven Contract Years. Subject to certain restrictions, the first surrender up to 10% of the Contract Value per Contract Year will not be subject to a surrender charge. (See "Surrender Charge," page 27)

For the first three Contract Years, the surrender charge is 7% of the amount surrendered. In the fourth, fifth, and sixth Contract Year, the surrender charge is 6%, 5%, and 4%, respectively. In the seventh Contract Year, the surrender charge is 2%. In the eighth Contract Year and after, there is no surrender charge. The total surrender charges on any Contract will never exceed 8 1/2% of the total premiums paid. (See "Surrender Charge," page 27)

     ANNUAL ADMINISTRATION FEE. We will deduct an annual administration fee of $30 from the Contract Value for administrative expenses at the beginning of each Contract Year. We will waive this fee for Contracts with Contract Values of $50,000 or more. (See "Administrative Charges," page 28)

     TRANSFER PROCESSING FEE. The first six transfers of amounts in the Subaccounts and the Fixed Account each Contract Year are free. We assess a $25 transfer processing fee for each additional transfer during a Contract Year. (See "Transfer Processing Fee," page 28)

     ASSET-BASED ADMINISTRATION CHARGE. We deduct a daily asset-based administration charge for expenses we incur in administration of the Contract. Prior to the Maturity Date, we deduct the charge from the assets of the Variable Account at an annual rate of 0.15%. (See "Administrative Charges," page 28)

     MORTALITY AND EXPENSE RISK CHARGE. We deduct a daily mortality and expense risk charge to compensate us for assuming certain mortality and expense risks. Prior to the Maturity Date, we deduct this charge from the assets of the Variable Account at an annual rate of 1.25% (approximately .70% for mortality risk and .55% for expense risk). (See "Mortality and Expense Risk Charge," page
29)

     PREMIUM TAXES. If state or other premium taxes are applicable to a Contract, we will deduct them either upon surrender or when we apply the proceeds to a payment option. (See "Premium Taxes," page 29)

     INVESTMENT ADVISORY FEES AND OTHER EXPENSES OF THE FUNDS. The Funds deduct investment advisory fees on a daily basis and incur other expenses. The value of the net assets of each Subaccount already reflects the investment advisory fees and other expenses incurred by the corresponding Fund in which the Subaccount invests. This means that these charges are deducted before we calculate Subaccount Values. Expenses of the Funds are not fixed or specified in the Contract and actual expenses may vary. See the prospectuses for the Funds for specific information about these fees. (See "Investment Advisory Fees and Other Expenses of the Funds," page 29)

For information concerning compensation paid for the sale of Contracts, see "SALE OF THE CONTRACTS," page 35.

ANNUITY PROVISIONS

         MATURITY DATE. On the Maturity Date we will apply the proceeds to the payment option you choose. If you choose a Life Payment Option, the amount of proceeds will be the full Contract Value. If you elect a payment option other than a Life Payment Option or if you elect to receive a lump sum payment, we will apply the Cash Surrender Value. (See "PAYMENT OPTIONS," page 30.)

         PAYMENT OPTIONS. The payment options are:

o        Interest Payments (Non-Life Payment Option)
o        Installments of a Specified Amount (Non-Life Payment Option)
o        Installments for a Specified Period (Non-Life Payment Option)
o        Life Income (Life Payment Option)
o        Joint and Survivor Income (Life Payment Option)
Payments under these options do not vary based on Variable Account performance. (See "PAYMENT OPTIONS," page 30)

FEDERAL TAX STATUS

Under existing tax law there generally should be no federal income tax on increases in the Contract Value until a distribution under the Contract occurs. A distribution includes an actual distribution of funds such as a surrender or annuity payment. However, a distribution also includes a pledge or assignment of a Contract. Generally, all or part of any distribution is taxable as ordinary income. In addition, a penalty tax may apply to certain distributions made prior to the Owner's reaching age 59 1/2. Special tax rules apply to Qualified Contracts, and distributions from certain Qualified Contracts may be subject to restrictions. Governing federal tax statutes may be amended, revoked, or replaced by new legislation. Changes in interpretation of these statutes may also occur. We encourage you to consult your own tax adviser before making a purchase of the Contract. (See "FEDERAL TAX STATUS," page 32)

FEE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and charges that you will pay at the time that you buy the Contract, partially or fully surrender the Contract, or transfer amounts between the Subaccounts and/or the Fixed Account.

OWNER TRANSACTION EXPENSES

-------------------------------------------------------------------------------------------------------------------------------
Sales Load on Premium Payments                                   None
-------------------------------------------------------------------------------------------------------------------------------
Maximum Surrender Charge (Contingent Deferred Sales              7%
Charge as a % of amount surrendered)1
-------------------------------------------------------------------------------------------------------------------------------
Transfer Processing Fee                                          No fee for the first 6 transfers in a Contract Year; $25 for each additional transfer during a Contract Year
-------------------------------------------------------------------------------------------------------------------------------

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Portfolio fees and expenses.

----------------------------
(1) The Surrender Charge (Contingent Deferred Sales Charge) declines over time to zero after seven full Contract Years.

----------------------------------------------------------------------------------------------------------------------
Contract Year in Which Surrender Occurs         1     2      3       4       5        6         7        8 and after
----------------------------------------------------------------------------------------------------------------------
Surrender Charge as Percentage of               7     7      7       6       5        4         2        0
Amount Surrendered
----------------------------------------------------------------------------------------------------------------------

PERIODIC CHARGES OTHER THAN PORTFOLIO EXPENSES
---------------------------------------------------------------------------------------------------------------
Annual Administration Fee                                                            $30 per Contract year(2)
---------------------------------------------------------------------------------------------------------------
VARIABLE ACCOUNT ANNUAL EXPENSES (AS A % OF AVERAGE ANNUAL VARIABLE
ACCOUNT VALUE DURING THE ACCUMULATION PERIOD)
---------------------------------------------------------------------------------------------------------------
         Mortality and Expense Risk Charge                                           1.25%

         Asset-Based Administration Charge                                           0.15%
         ---------------------------------
         Total Variable Account Annual Expenses                                      1.40%
---------------------------------------------------------------------------------------------------------------
         Loan Interest Charge                                                        5.00%(3)
---------------------------------------------------------------------------------------------------------------

The next table shows the lowest and highest total operating expenses charged by the Portfolios, for the fiscal year ended December 31, 2004. More detail concerning each Portfolio's fees and expenses is contained in the prospectus for each Portfolio.

RANGE OF ANNUAL PORTFOLIO OPERATING EXPENSES(4)
---------------------------------------------------------------------------------------------------------------
                                                                                 MINIMUM           MAXIMUM
                                                                                 -------           -------
---------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are                      0.25%              1.79%
deducted from Portfolio assets, including management fees,
distribution or service fees (12b-1 fees), and other expenses before any waivers of fees and expenses)
---------------------------------------------------------------------------------------------------------------

The following table shows the fees and expenses charged (after contractual waiver or reimbursement) by each Portfolio for the fiscal year ended December 31, 2004.

-----------------------------
(2) The annual administration fee is waived if Contract Value is equal to or greater than $50,000 at the beginning of the applicable Contract Year.
(3) The maximum guaranteed net cost of loans (available under 403(b)(TSA) Qualified Contract) is 5.0% annually. The net cost of a loan is the difference between the loan interest charged (8.0%) and the amount credited to the loan account (3.0%).
(4) The portfolio expenses used to prepare this table were provided to Kansas City Life by the Fund(s). Kansas City Life has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2004. Current or future expenses may be greater or less than those shown.

ANNUAL PORTFOLIO OPERATING EXPENSES(5)

    (expenses that are deducted from Portfolio assets, as a percentage of net assets of the Portfolio):

----------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO                                          MANAGEMENT     12B-1/      OTHER      TOTAL      CONTRACT FEE   TOTAL PORTFOLIO
                                                      FEES        SERVICE    EXPENSES   PORTFOLIO     WAIVER OR        ANNUAL
                                                                    FEES                 ANNUAL        EXPENSE        OPERATING
                                                                                        OPERATING   REIMBURSEMENT   EXPENSES AFTER
                                                                                         EXPENSES                    REIMBURSEMENT
----------------------------------------------------------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Dent Demographic Trends                      0.77%          NA        0.37%       1.14%         0.08%           1.06(6)%
Fund (Series I Shares) (Effective on or
about July 1, 2005, AIM V.I. Dent
Demographic Trends Fund will be
renamed AIM V.I. Demographic Trends
Fund (Series I Shares))(7)
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund                          0.61%          NA        0.30%       0.91%           NA              NA
(Series I Shares)(7)
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Technology Fund                              0.75%          NA        0.40%       1.15%           NA              NA
(Series I Shares) (formerly known as
INVESCO VIF - Technology Fund
(Series I Shares))(7)
----------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY(R) VARIABLE
PORTFOLIOS
----------------------------------------------------------------------------------------------------------------------------------
American Century VP Capital                           1.00%          NA        0.00%       1.00%(8)        NA              NA
Appreciation
----------------------------------------------------------------------------------------------------------------------------------
American Century VP Income &                          0.70%          NA        0.00%       0.70%(8)        NA              NA
Growth
----------------------------------------------------------------------------------------------------------------------------------
American Century VP Inflation                         0.50%         0.25%      0.00%       0.75%(8)        NA              NA
Protection Fund (Class II)
----------------------------------------------------------------------------------------------------------------------------------
American Century VP International                     1.33%          NA        0.01%       1.34%(8)        NA              NA
----------------------------------------------------------------------------------------------------------------------------------
American Century VP Ultra                             1.00%          NA        0.01%       1.01%(8)        NA              NA
----------------------------------------------------------------------------------------------------------------------------------
American Century VP Value                             0.95%          NA        0.00%       0.95%(8)        NA              NA
----------------------------------------------------------------------------------------------------------------------------------
CALAMOS, ADVISORS TRUST
----------------------------------------------------------------------------------------------------------------------------------
Calamos Growth and Income Portfolio                   0.75%          NA        0.56%       1.31%           NA              NA
----------------------------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND
----------------------------------------------------------------------------------------------------------------------------------
Appreciation Portfolio - Initial Shares               0.75%          NA        0.04%        0.79%           NA              NA
----------------------------------------------------------------------------------------------------------------------------------
Developing Leaders Portfolio - Initial                0.75%          NA        0.04%        0.79%           NA              NA
Shares
----------------------------------------------------------------------------------------------------------------------------------
DREYFUS STOCK INDEX FUND, INC. -                      0.25%          NA        0.01%        0.26%           NA              NA
INITIAL SHARES
----------------------------------------------------------------------------------------------------------------------------------
THE DREYFUS SOCIALLY RESPONSIBLE                      0.75%          NA        0.07%        0.82%           NA              NA
GROWTH FUND, INC. - INITIAL SHARES
----------------------------------------------------------------------------------------------------------------------------------

-------------------------
(5) These expenses are deducted directly from the assets of the Portfolios and therefore reduce their net asset value. The investment adviser of each Fund provided the above information, and we have not independently verified it. The expenses shown are those incurred for the year ended December 31, 2004. Current or future expenses may be greater or less than those shown. See the Portfolios' prospectuses for more complete information.

----------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO                                          MANAGEMENT     12B-1/      OTHER      TOTAL      CONTRACT FEE   TOTAL PORTFOLIO
                                                      FEES        SERVICE    EXPENSES   PORTFOLIO     WAIVER OR        ANNUAL
                                                                    FEES                 ANNUAL        EXPENSE        OPERATING
                                                                                        OPERATING   REIMBURSEMENT   EXPENSES AFTER
                                                                                         EXPENSES                    REIMBURSEMENT
----------------------------------------------------------------------------------------------------------------------------------

FEDERATED INSURANCE SERIES
----------------------------------------------------------------------------------------------------------------------------------
Federated American Leaders Fund II(9)                 0.75%          NA        0.15%      0.90%            NA              NA
----------------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II(9)                 0.60%          NA        0.14%      0.74%            NA              NA
----------------------------------------------------------------------------------------------------------------------------------
Federated Prime Money Fund II                         0.50%        0.25%       0.30%      1.05%            NA              NA
----------------------------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VARIABLE
INSURANCE PRODUCTS TRUST
----------------------------------------------------------------------------------------------------------------------------------
Franklin Small-Mid Cap Growth                         0.48%        0.25%(11)   0.29%      1.02%          0.03%           0.99%(10)
Securities Fund (Class 2) (formerly
known as Franklin Small Cap Growth
Fund (Class 2))
----------------------------------------------------------------------------------------------------------------------------------
Franklin Real Estate Fund (Class 2)                  0.48%(12)     0.25%(11)   0.02%      0.75%            NA              NA
----------------------------------------------------------------------------------------------------------------------------------
Templeton Developing Markets                          1.25%        0.25%       0.29%      1.79%            NA              NA
Securities Fund (Class 2)
----------------------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund                     0.68%        0.25%       0.19%      1.12%          0.05%           1.07%(10)
(Class 2)
----------------------------------------------------------------------------------------------------------------------------------
J.P. MORGAN SERIES TRUST II
----------------------------------------------------------------------------------------------------------------------------------
JPMorgan Mid Cap Value Portfolio                      0.70%          NA        0.55%      1.25%          0.25%           1.00%(13)
----------------------------------------------------------------------------------------------------------------------------------
JPMorgan Small Company Portfolio                      0.60%          NA        0.55%      1.15%            NA              NA
----------------------------------------------------------------------------------------------------------------------------------
JPMorgan U.S. Large Cap Core Equity                   0.35%          NA        0.50%      0.85%            NA              NA
Portfolio
----------------------------------------------------------------------------------------------------------------------------------
MFS(R) VARIABLE INSURANCE TRUST(SM)
----------------------------------------------------------------------------------------------------------------------------------
MFS Emerging Growth Series                            0.75%          NA        0.12%      0.87%            NA              NA
----------------------------------------------------------------------------------------------------------------------------------
MFS Research Bond Series (formerly                    0.60%          NA        0.39%      0.99%          0.29%           0.70%(14)
known as MFS Bond Fund)
----------------------------------------------------------------------------------------------------------------------------------
MFS Research Series                                   0.75%          NA        0.13%      0.88%            NA              NA
----------------------------------------------------------------------------------------------------------------------------------
MFS Strategic Income Series                           0.75%          NA        0.33%      1.08%          0.18%           0.90%(14)
----------------------------------------------------------------------------------------------------------------------------------
MFS Total Return Series                               0.75%          NA        0.08%      0.83%            NA              NA
----------------------------------------------------------------------------------------------------------------------------------
MFS Utilities Series                                  0.75%          NA        0.14%      0.89%(15)        NA              NA
----------------------------------------------------------------------------------------------------------------------------------
SELIGMAN PORTFOLIOS, INC.
----------------------------------------------------------------------------------------------------------------------------------
Seligman Capital Portfolio (Class 2)                  0.40%        0.25%       0.52%      1.17%            NA              NA
----------------------------------------------------------------------------------------------------------------------------------
Seligman Communications and                           0.75%        0.25%       0.25%      1.25%            NA              NA
Information Portfolio (Class 2)
----------------------------------------------------------------------------------------------------------------------------------
Seligman Smaller-Cap Value Portfolio                  1.00%        0.19%       0.14%      1.33%            NA              NA
(Class 2) (formerly known as Seligman
Small Cap Value Portfolio (Class 2))
----------------------------------------------------------------------------------------------------------------------------------

Premium taxes, currently ranging up to 3.5%, may be applicable, depending on various states' laws.

The above tables are intended to assist you in understanding the costs and expenses that you will bear, directly or indirectly. The tables reflect expenses of the Variable Account as well as of the Funds. The Contract Owner transaction expenses, annual administration fee, and Variable Account annual expenses are based on charges described in the Contract. The annual expenses for the Funds are expenses for the most recent fiscal year, except as noted below. For a more complete description of the various costs and expenses, see "CHARGES AND DEDUCTIONS" on page 27 of this Prospectus and the prospectuses for the Funds that accompany it.

------------------------------
(6) Effective January 1, 2005 through December 31, 2009, the advisor has contractually agreed to waive a portion of its advisory fees. The fee waiver reflects this agreement.

(7) The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares to 1.30% of average daily nets assets for each series portfolio of AIM Variable Insurance Funds. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest;
(iii) taxes; (iv) dividend expense of short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day -to day operations), or items designated as such by the Fund's Board of Trustees;
(vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. The expense limitation is in effect through April 30, 2006.

(8) The investment Manager to American Century Variable Portfolios pays all the expenses of the Fund except brokerage, taxes, interest, fees and expenses of the non-interested person directors (including counsel fees) and extraordinary expenses. For the services provided to the American Century VP Capital Appreciation Fund, the manager receives an annual fee of 1.00% of the first $500 million of the average net assets of the fund, 0.95% of the next $500 million and 0.90% over $1 billion. For the services provided to the American Century VP Income and Growth Fund, the manager receives an annual fee of 0.70%. For the services provided to the American Century VP International Fund, the manager receives an annual fee of 1.50% of the first $250 million of the average net assets of the fund, 1.20% of the next $250 million and 1.10% over $500 million. For the services provided to the American Century VP Value Fund, the manager receives an annual fee of 1.00% of the first $500 million of the average net assets of the fund, 0.95% of the next $500 million and 0.90% over $1 billion. For the services provided to the American Century VP Ultra Fund, the manager receives an annual fee of 1.00% of the first $20 billion of the average net assets of the fund, and 0.95% over the next $20 billion. For the services it provided to the American Century VP Inflation Protection Fund during the most recent fiscal year, the advisor received a unified management fee of 0.50% of the average net assets of the Class II shares of the Fund.

(9) The Fund did not pay or accrue a shareholder services fee or the Rule 12b-1 fee during the fiscal year ended December 31, 2004. The Fund has no present intention of paying or accruing the shareholder service fee during the fiscal year ending December 31, 2005.

(10) The manager has contractually agreed in advance to reduce its management fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund for cash management. The Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission require this reduction.

(11) The Fund's Class 2 distribution plan or "Rule 12b-1 plan" is described in the Fund's prospectus.

(12)  The Fund administration fee is paid indirectly through the management fee.

(13) The Fund's advisor has contractually agreed to waive advisory fees or reimburse expenses until May 1, 2006 to the extent necessary to limit Total Annual Fund Operating Expenses 1.00%.

(14) MFS has contractually agreed, subject to reimbursement, to bear expenses for these series such that each such series' "Other Expenses" (determined without giving effec t to the expense reduction arrangements described above) do not exceed 0.15% annually (0.10% annually for the Research Bond Series). These expense limitation arrangements exclude management fees, taxes, extraordinary expenses, brokerage and transaction costs and expenses associated with the series' investing activities. The contractual fee arrangements will continue until at least April 30, 2006, unless the Board of Trustees, which oversees the fund, consents to any earlier revision or termination of thes e arrangements.

(15) Each series has an expense offset arrangement that reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend-disbursing agent. Each series may enter into or may enter into brokerage arrangements that reduce or recapture series' expenses. "Other Expenses" do not take into account these expense reductions and are therefore higher than the actual expenses of the series. Had these expense reductions been taken into account, the "Total Portfolio Annual Operating Expenses after Reimbursement" would be lower for certain series and would equal:

                           0.88% for Utilities Series

EXAMPLE OF CHARGES

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. The Example shows the maximum costs of investing in the Contract, including contract owner transaction expenses, the annual administration fee, Variable Account charges, and the highest Annual Portfolio Operating Expenses for the year ended December 31, 2004. The example also shows the same maximum costs of investing in the Contract, but reflecting the lowest Annual Portfolio Operating Expenses.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year.

(1) If the Contract is surrendered or paid out under a Non-Life Payment Option at the end of the applicable time period:

MAXIMUM PORTFOLIO EXPENSES

1 year            3 years      5 years      10 years
$989.55           $1,723.81    $2,285.80    $3,736.57

MINIMUM PORTFOLIO EXPENSES

1 year            3 years     5 years      10 years
$846.85           $1,300.00   $1,572.11    $2,285.80

(2) If the Contract is not surrendered or is paid out under a Life Payment Option at the end of the applicable time period:

MAXIMUM PORTFOLIO EXPENSES

1 year            3 years     5 years      10 years

$350.74           $1,067.00   $1,803.44    $3,736.57

MINIMUM PORTFOLIO EXPENSES

1 year            3 years     5 years      10 years

$198.19           $612.35     $1,051.41    $2,268.02

The Example does not reflect transfer fees or premium taxes (which may range up to 3.5%, depending on the jurisdiction).

PLEASE REMEMBER THAT THE EXAMPLE IS AN ILLUSTRATION AND DOES NOT REPRESENT PAST OR FUTURE EXPENSES. YOUR ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN. SIMILARLY, YOUR RATE OF RETURN MAY BE MORE OR LESS THAN THE 5% ASSUMED IN THE EXAMPLE.

The examples above assume that we assess no transfer charges or premium taxes. The annual administration fee is $30.00 for Contracts with a Contract Value less than $50,000 at the beginning of the Contract Year. There is no administration fee for Contracts with a Contract Value greater than or equal to $50,000 at the beginning of the Contract Year. As of 12/31/04, the average Contract Value is equal to $29,024 with an average administration fee equal to $24.88. For purposes of the examples above the annual administrative fee is assumed to represent a 0.086% charge on a $10,000 investment.

YOU SHOULD NOT CONSIDER THE ASSUMED EXPENSES IN THE EXAMPLES TO REPRESENT PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RATE OF RETURN IS HYPOTHETICAL AND

YOU SHOULD NOT VIEW IT AS A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURNS. ACTUAL RETURNS MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT.

THE VARIOUS FUNDS THEMSELVES PROVIDED THE EXPENSE INFORMATION REGARDING THE PORTFOLIOS. THE FUNDS AND THEIR INVESTMENT ADVISERS ARE NOT AFFILIATED WITH US. WHILE WE HAVE NO REASON TO DOUBT THE ACCURACY OF THESE FIGURES PROVIDED BY THESE NON-AFFILIATED FUNDS, WE HAVE NOT INDEPENDENTLY VERIFIED THE FIGURES.

CONDENSED FINANCIAL INFORMATION

Condensed financial information containing the Accumulation Unit Value listing appears at the end of this prospectus.

KANSAS CITY LIFE, THE VARIABLE ACCOUNT AND THE FUNDS

KANSAS CITY LIFE INSURANCE COMPANY

Kansas City Life Insurance Company is a stock life insurance company, which was organized under the laws of the State of Missouri on May 1, 1895. Kansas City Life is currently licensed to transact life insurance business in 48 states and the District of Columbia.

We are regulated by the Department of Insurance of the State of Missouri as well as by the insurance departments of all other states and jurisdictions in which we do business. We submit annual statements on our operations and finances to insurance officials in such states and jurisdictions. We also file the forms for the Contract described in this Prospectus with insurance officials in each state and jurisdiction in which Contracts a re sold.

We are a member of the Insurance Marketplace Standards Association ("IMSA") and may include the IMSA logo and information about IMSA membership in our advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT

We established the Variable Account as a separate investment account under Missouri law on January 23, 1995. This Variable Account supports the Contracts and may be used to support other variable annuity insurance contracts and for other purposes as permitted by law. The Variable Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and is a "separate account" within the meaning of the federal securities laws. We have established other separate investment accounts that may also be registered with the SEC.

The Variable Account is divided into Subaccounts. The Subaccounts available under the Contract invest in shares of corresponding Fund Portfolios. The Variable Account may include other Subaccounts not available under the Contracts and not otherwise discussed in this Prospectus. We own the assets in the Variable Account.

We apply income, gains and losses of a Subaccount (realized or unrealized) without regard to any other income, gains or losses of Kansas City Life or any other separate account. We cannot use Variable Account assets (reserves and other contract liabilities) to cover liabilities arising out of any other business we conduct. We are obligated to pay all benefits provided under the Contracts.

THE FUNDS

Each of the Funds is registered with the SEC as a diversified open-end management investment company under the 1940 Act. However, the SEC does not supervise their management, investment practices or policies. Each Fund is a series fund-type mutual fund made up of the Portfolios and other series that are not available under the Contracts. The investment objectives of each of the Portfolios are described below.

Certain Subaccounts invest in Portfolios that have similar investment objectives and/or policies. Therefore, before choosing Subaccounts, carefully read the individual prospectuses for the Funds along with this Prospectus.

The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other funds that may be managed by the same investment adv iser or manager. The investment results of the Portfolios, however, may be higher or lower than the results of such other funds. There can be no assurance that the investment results of any of the Funds will be comparable to the investment results of any other funds, even if the other fund has the same investment adviser or manager.

Not all Funds may be available in all states.

AIM VARIABLE INSURANCE FUNDS
    AIM V.I. DENT DEMOGRAPHIC TRENDS FUND (SERIES I SHARES) (EFFECTIVE ON OR ABOUT JULY 1, 2005, AIM V. I. DENT DEMOGRAPHIC TRENDS FUND WILL BE RENAMED AIM V.I. DEMOGRAPHIC TRENDS FUND (SERIES I SHARES)) (MANAGER: A I M ADVISORS, INC.,). The fund's investment objective is long-term growth of capital. The fund seeks to meet its objective by investing in securities of companies that are likely to benefit from changing demographic, economic and lifestyle trends. These securities may include common stocks, convertible bonds, convertible preferred stocks and warrants of companies within a broad range of market capitalizations.

    AIM V.I. PREMIER EQUITY FUND (SERIES I SHARES) (MANAGER: A I M ADVISORS, INC.). The fund's investment objective is to achieve long-term growth of capital. Income is a secondary objective. The fund seeks to meet its objectives by investing, normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, including convertible securities..

     AIM V.I. TECHNOLOGY FUND (SERIES I SHARES) (FORMERLY KNOWN AS INVESCO VIF-TECHNOLOGY FUND (SERIES I SHARES)) (MANAGER: A I M ADVISORS, INC.). The Fund seeks capital growth. The Fund normally invests at least 80% of its net assets in the equity securities and equity -related instruments of companies engaged in technology-related industries.

AMERICAN CENTURY(R) VARIABLE PORTFOLIOS

    AMERICAN CENTURY VP CAPITAL APPRECIATION PORTFOLIO (MANAGER: AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.). The investment objective of American Century VP Capital Appreciation is capital growth. The Portfolio will seek to achieve its investment objective by investing primarily in common stocks that are considered by the investment adviser to have better-than-average prospects for appreciation.

     AMERICAN CENTURY VP INCOME & GROWTH (MANAGER: AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.). American Century VP Income & Growth seeks capital growth. Income is a secondary objective. The fund will seek to achieve its investment objective by investing in common stocks.

    AMERICAN CENTURY VP INFLATION PROTECTION FUND (CLASS II) (MANAGER: AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.). American Century VP Inflation Protection Fund seeks to hedge inflation through a portfolio of inflation-indexed bonds primarily issued by the U.S. Treasury, as well as other investment grade bonds.

    AMERICAN CENTURY VP INTERNATIONAL (MANAGER: AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.). The investment objective of American Century VP
International Portfolio is capital growth. The Portfolio will seek to achieve its investment objective by investing primarily in an internationally diversified portfolio of common stocks that are considered by management to have prospects for appreciation. International investment involves special risk considerations. These include economic and political conditions, expec ted inflation rates and currency swings.

    AMERICAN CENTURY VP ULTRA (R) (MANAGER: AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.). American Century VP Ultra seeks long-term capital growth. The fund will seek to achieve its investment objective by investing in mainly U.S. large-cap companies.

    AMERICAN CENTURY VP VALUE (MANAGER: AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.). American Century VP Value seeks long-term capital growth. Income is a secondary objective. The fund will seek to achieve its investment objective by investing in securities that management believes to be undervalued at the time of purchase.

CALAMOS ADVISORS TRUST

    CALAMOS GROWTH AND INCOME PORTFOLIO (MANAGER: CALAMOS ASSET MANAGEMENT, INC.). The Calamos Growth and Income Portfolio seeks high long-term total return through growth and current income. The Portfolio invests primarily in a diversified portfolio of convertible, equity and fixed-income securities. Convertible securities include debt obligations and preferred stock of the company issuing the security, which may be exchanged for a predetermined price (the conversion price) into the common stock of the issuer.

DREYFUS VARIABLE INVESTMENT FUND

    APPRECIATION PORTFOLIO (MANAGER: THE DREYFUS CORPORATION; SUB -INVESTMENT
ADVISOR: FAYEZ SAROFIM & CO.). The portfolio seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income. To pursue these goals the portfolio invests at least 80% of it assets in common stocks. The portfolio focuses on "blue chip" companies with total market values of more than $5 billion at the time of purchase.

    DEVELOPING LEADERS PORTFOLIO (MANAGER: THE DREYFUS CORPORATION). The portfolio seeks capital growth. To pursue this goal, the portfolio normally invests at least 80% of its assets in the stocks of companies Dreyfus believes to be developing leaders: companies characterized by new or innovative products, services or processes having the potential to enhance earnings or revenue growth. Based on current market conditions, the portfolio primarily invests in companies with total market values of less than $2 billion at the time of purchase.

DREYFUS STOCK INDEX FUND, INC. (MANAGER: THE DREYFUS CORPORATION; INDEX SUB-INVESTMENT ADVISOR: MELLON EQUITY ASSOCIATES). The fund seeks to match the total return of the Standard & Poor's 500 Composite Stock Price Index. To pursue this goal, the fund generally invests in all 500 stocks in the S&P 500(R) in proportion to their weighting in the index. The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Each stock is weighted by its market capitalization, which means larger companies have greater representation in the index than smaller ones. The fund may also use stock index futures as a substitute for the sale or purchase of securities.

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC. (MANAGER: THE DREYFUS CORPORATION). Seeks capital growth with current income as a secondary goal. To pursue these goals, the fund, under normal circumstances, at least 80% of its assets in the common stock of companies that, in the opinion of the Fund's management, not only meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America.

FEDERATED INSURANCE SERIES

    FEDERATED AMERICAN LEADERS FUND II (MANAGER: FEDERATED EQUITY MANAGEMENT COMPANY OF PENNSYLVANIA). The primary investment objectiv e of the Federated American Leaders Fund II is to achieve long-term growth of capital. The Fund's secondary objective is to provide income. The Fund pursues its investment objectives by investing primarily in common stock of "blue-chip" companies, which are generally top-quality, established growth companies.

FEDERATED HIGH INCOME BOND FUND II (MANAGER: FEDERATED INVESTMENT MANAGEMENT COMPANY). The investment objective of the Federated High Income Bond Fund II is to seek high current income. The Fund en deavors to achieve its objective by investing primarily in lower-rated corporate debt obligations commonly referred to as "junk bonds."

    FEDERATED PRIME MONEY FUND II (MANAGER: FEDERATED INVESTMENT MANAGEMENT COMPANY). The investment objective of the Federated Prime Money Fund II is to provide current income consistent with stability of principal and liquidity. The Fund pursues its investment objective by investing exclusively in a portfolio of money market instruments maturing in 397 days or less.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

    FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND (CLASS 2) (FORMERLY KNOWN AS FRANKLIN SMALL CAP GROWTH FUND (CLASS 2)) (MANAGER: FRANKLIN ADVISERS, INC.). Seeks long-term capital growth. The Fund normally inv ests at least 80% of its net assets in investments of small capitalization companies. For this Fund, small-cap companies are those with market capitalization values not exceeding
(i) $1.5 billion or (ii) the highest market capitalization value in the Russell 2000(R) Index, whichever is greater, at the time of purchase; and mid cap companies with market capitalization values not exceeding $8.5 billion, at the time of purchase.

     FRANKLIN REAL ESTATE FUND (CLASS 2) (MANAGER: FRANKLIN ADVISERS, INC). Seeks capital appreciation, with current income as a secondary goal. The Fund normally invests at least 80% of its net assets in investments of companies operating in the real estate sector.

     TEMPLETON DEVELOPING MARKETS SECURITIES FUND (CLASS 2) (MANAGER: TEMPLETON ASSET MANAGEMENT LTD.). Seeks long-term capital appreciation. The Fund normally invests at least 80% of its net assets in emerging market investments, and invest primarily to predominantly in equity securities. Templeton Foreign Securities Fund (Class 2) (Manager: Templeton Investment Counsel, LLC.). Seeks long- term capital growth. The Fund normally invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.

J.P. MORGAN SERIES TRUST II

     JPMORGAN MID CAP VALUE PORTFOLIO (MANAGER: J.P. MORGAN INVESTMENT MANAGEMENT INC.). The investment objective of JPMorgan Mid Cap Value Portfolio is to provide long-term growth from mid-capitalization stocks.

     JPMORGAN SMALL COMPANY PORTFOLIO (MANAGER: J.P. MORGAN INVESTMENT MANAGEMENT INC.). The investment objective of JPMorgan Small Company Portfolio is to provide a high total return from a portfolio of equity securities of small companies. The Portfolio invests at least 80% of the value of its assets in the common stock of small and medium sized U.S. companies, typically represented by the Russell 2000 Index. "Assets" mean net assets, plus the amount of borrowings for investment purposes.

     JPMORGAN U.S. LARGE CAP CORE EQUITY PORTFOLIO (MANAGER: J.P. MORGAN INVESTMENT MANAGEMENT INC.). JPMorgan U.S. Large Cap Core Equity Portfolio seeks to provide a high total return from a portfolio comprised of selected equity securities. The Portfolio invests at least 80% of the value of its Assets in large-cap Companies. "Assets" mean net assets, plus the amount of borrowings for investment purposes.

MFS(R) VARIABLE INSURANCE TRUST(SM)

    MFS RESEARCH BOND SERIES (FORMERLY KNOWN AS MFS BOND SERIES) (MANAGER: MFS INVESTMENT MANAGEMENT(R)). THe Research Bond Series seeks prima rily to provide as high a level of current income as is believed consistent with prudent investment risk and secondarily to protect Shareholders' capital. The Series may purchase lower-rated or non-rated debt securities commonly known as "junk bonds", but focuses on investment grade bonds.

    MFS EMERGING GROWTH SERIES (MANAGER: MFS INVESTMENT MANAGEMENT(R)). The Emerging Growth Series seeks to provide long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the Series' investment objective of long-term growth of capital. The Series' policy is to invest primarily (i.e., at least 65% of its assets under normal circumstances) in common stocks and related securities of companies that MFS believes are early in their life cycle but which have the potential to become major enterprises (emerging growth companies).

    MFS STRATEGIC INCOME SERIES (MANAGER: MFS INVESTMENT MANAGEMENT(R)). The Strategic Income Series seeks to provide high current income by investing in fixed income securities. The Series invests, under normal market conditions, at least 65% of its total assets in fixed income securities.

    MFS RESEARCH SERIES (MANAGER: MFS INVESTMENT MANAGEMENT(R)). The Research Series seeks to provide long-term growth of capital and future income. The Series' assets are allocated to selected industries and then to securities within those industries.

    MFS TOTAL RETURN SERIES (MANAGER: MFS INVESTMENT MANAGEMENT(R)). The Total Return Series seeks to provide above-average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital, and secondarily to provide a reasonable opportunity for growth of capital and income.

     MFS UTILITIES SERIES (MANAGER: MFS INVESTMENT MANAGEMENT(R)). The Utilities Series seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities). The Series will seek to achieve its objective by investing, under normal circumstances, at least 80% of its assets in equity and debt securities of both domestic and foreign (including emerging market) companies in the utilities industry.

SELIGMAN PORTFOLIOS, INC.

     SELIGMAN CAPITAL PORTFOLIO (CLASS 2) (MANAGER: J. & W. SELIGMAN & CO. INCORPORATED). The objective is capital appreciation. The Portfolio invests primarily in the common stock of medium-sized U.S. companies.

     SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO (CLASS 2) (MANAGER: J. &
W. SELIGMAN & CO. INCORPORATED). The Portfolio's objective is capital gain.
The Portfolio seeks to achieve this objective by investing at least 80% of its net assets, in securities of companies operating in the communications, information and related industries. The Portfolio may invest in companies of any size.

     SELIGMAN SMALLER -CAP VALUE PORTFOLIO (CLASS 2) (FORMERLY SELIGMAN SMALL-CAP VALUE PORTFOLIO (CLASS 2)) (MANAGER: J. & W. SELIGMAN & CO. INCORPORATED). The Portfolio seeks long-term capital appreciation by investing at least 80% of its net assets in common stocks of companies with small market capitalizations that are deemed to be value companies by the portfolio manager with market capitalizations of $3 billion or less.

THERE IS NO ASSURANCE THAT THE FUNDS WILL ACHIEVE THEIR STATED OBJECTIVES AND POLICIES.

See the current prospectus for each Fund that accompanies this Prospectus as well as the current Statement of Additional Information for each Fund. These important documents contain more detailed information regarding all aspects of the Funds. Please read the prospectuses for the Funds carefully before making any decision concerning the allocation of premium payments or transfers among the Subaccounts. You should know that during extended periods of low interest rates, the yields of the Federated Prime Money Fund II may also become extremely low and possibly negative.

We (or our affiliates) may receive significant compensation from a Fund's investment adviser (or its affiliates) in connection with administration or other services provided with res pect to the Funds and their availability through the Contracts. This compensation is not reflected in fees and expenses listed in the fee table that is set forth in each Fund's prospectus. The amount of this compensation is generally based upon a percentage of the assets of the Fund attributable to the Contracts and other contracts we issue. These percentages differ, and some advisers (or affiliates) may pay us (or our affiliates) more than others. Currently, these percentages range from 0.15% to 0.25%.

We cannot guarantee that each Fund or portfolio will always be available for the Contracts, but in the event that a Fund or Portfolio is not available, we will take reasonable steps to secure the availability of a comparable fund. Shares of each Fund are purchased and redeemed at net asset value, without a sales charge.

RESOLVING MATERIAL CONFLICTS

The Funds presently serve as the investment medium for the Contracts. In addition, the Funds are available to registered separate accounts of other insurance companies offering variable annuity and variable life insurance contracts.

We do not currently foresee any disadvantages to you resulting from the Funds selling shares to fund products other than the Contracts. However, there is a possibility that a material conflict of interest may arise between Contract Owners and the owners of variable contracts issued by other companies whose values are allocated to one of the Funds. Shares of some of the Funds may also be sold to certain qualified pension and retir ement plans qualifying under
Section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans. In the event of a material conflict, we will take any necessary steps, including removing the Variable Account from that Fund, to resolve the matter. The Board of Directors of each Fund will monitor events in order to identify any material conflicts that may arise and determine what action, if any, should be taken in response to those events or conflicts. See the accompanying prospectuses of the Funds for more information.

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

Subject to applicable law, we may make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase. If the shares of a Portfolio are no longer available for investment, or for any other reason in our sole discretion, we decide that further investment in any Portfolio should become inappropriate in view of the purposes of the Variable Account, we may redeem the shares, if any, of that Portfolio and substitute shares of another registered open-end management investment company. The substituted fund may have different fees and expenses. Substitutions may be made with respect to existing investments or the investment of future premiums or both. We will not substitute any shares attributable to a Contract's interest in a Subaccount of the Variable Account without notice and prior approval of the SEC and state insurance authorities, to the extent required by applicable law.

Subject to applicable law and any required SEC approval, we may establish new Subaccounts or eliminate one or more Subaccounts if marketing needs, tax considerations or investment conditions warrants or for any reason in our sole discretion. We will determine on what basis we might make any new Subaccounts available to existing Contract Owners. We may close Subaccounts to allocation of premiums or Contract Value, or both, at any time in our sole discretion.

If we make any of these substitutions or changes we may, by appropriate endorsement, change the Contract to reflect the substitution or change. If we decide it is in the best interests of Contract Owners (subject to any approvals that may be required under applicable law), we may take the following actions with regard to the Variable Account:

o operate the Variable Account as a management investment company under the 1940 Act;

o   de-register it under that Act if registration is no longer required;

o   combine it with other Kansas City Life separate accounts; or

o   make any changes required by the 1940 Act.

VOTING RIGHTS
We are the legal owner of shares held by the Subaccounts and we have the right to vote on all matters submitted to shareholders of the Funds. As required by law, we will vote shares held in the Subaccounts in accordance with instructions received from Owners with Contract Value in the Subaccounts. We may be permitted to vote shares of the Funds in our own right if the applicable federal securities laws, regulations or interpretations of those laws or regulations change.

To obtain voting instructions from you, before a meeting you will be sent voting instruction material, a voting instruction form and any other related material. Your votes will be calculated separately for each Subaccount of the Variable Account, and may include fractional shares. We will determine the number of votes attributable to a Subaccount by applying your percentage interest, if any, in a particular Subaccount to the total number of votes attributable to that Subaccount. The number of votes for which you may giv e instructions will be determined as of the date established by the Fund for determining shareholders eligible to vote. We will vote shares held by a Subaccount for which we have no instructions and any shares held in our General Account in the same proportion as those shares for which we do receive voting instructions.

If required by state insurance officials, we may disregard voting instructions when it would require us to vote shares in a manner that would:

o cause a change in sub-classification or investment objectives of one or more of the Portfolios;

o   approve or disapprove an investment advisory agreement; or

o require changes in the investment advisory contract or investment adviser of one or more of the Portfolios, if we reasonably disapprove of such changes in accordance with applicable federal regulations.

If we ever disregard voting instructions, we will advise you of that action and of the reasons for it in the next semiannual report. We may change how we calculate the weight given to pass-through voting instructions when such a change is necessary to comply with current federal regulations or the current interpretation of them.

DESCRIPTION OF THE CONTRACT

The Contract is a variable annuity that provides accumulation of Variable Account Value bas ed on the performance of Subaccounts within the Kansas City Life Variable Annuity Separate Account. You may also allocate a portion of your premiums to our Fixed Account. We provide options such as dollar cost averaging, portfolio rebalancing and the Systematic Partial Surrender Plan. The Contract offers only fixed annuity payment options.

Contracts issued in your state may provide different features and benefits from, and impose different costs than, those described in this prospectus. This prospectus provides a general description of the Contracts. Your actual
Contract and any endorsements are the controlling documents. If you would like a copy of your Contract and endorsements, contact our Home Office.

PURCHASING A CONTRACT

The maximum Issue Age for which we issue a Contract is 80. However, for Qualified Contracts with an Issue Age of 70 1/2 or greater, tax laws may require that distributions begin immediately. We may issue Contracts above the maximum Issue Age under certain circumstances. We may issue Contracts in connection with retirement plans that may or may not qualify for special federal tax treatment under the Internal Revenue Code.

The minimum initial premium that we accept is a single premium of $5,000 or annualized payments of $600. You may pay additional premium payments at any time while the Annuitant is alive and before the Maturity Date. These payments must be at least $50. We may limit the number and amount of additional premium payments (where permitted).

REPLACEMENT OF CONTRACTS

It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance or annuity contracts in connection with the purchase of a Contract. You should replace your existing insurance only when you determine that the Contract is better for you. The charges and benefits of your existing insurance may be different from a Contract purchased from us. You may have to pay a surrender charge on your existing insurance, and the Contract will impose a new surrender charge period.

You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free. If you surrender your existing contract for cash and then buy the Contract, you may have to pay a tax, including possibly a penalty tax, on the surrender. Also, because we will not issue the Contract until we have received an initial premium from your existing insurance company, the issuance of the Contract may be delayed.

FREE-LOOK PERIOD

You may cancel your Contract for a refund during your "free-look" period. The free look period applies for the 10 days after you receive the Contract. When we receive the returned Contract at our Home Office, we will cancel the Contract. The amount that we will refund will vary according to state requirements. Most states allow us to refund Contract Value. In those states, we will return an amount equal to the Contract Value. We will determine the amount of the Contract Value as of the earlier of:

o   the date the returned Contract is received by us at our Home Office; or

o the date the returned Contract is received by the Kansas City Life representative who sold you the Contract.

A few states require a return of the greater of premium payments or Contract Value. In these states, we will refund the greater of:

(a) the premiums paid under the Contract; and

(b) the Contract Value as of the earlier of:

o   the date we receive the returned Contract at our Home Office; or

o the date the Kansas City Life representative who sold the Contract receives the returned Contract.

Some states permit only the return of premiums even if this amount is less than what we would have returned otherwise.

In all states we will also refund the $30 annual administration fee, if it was deducted prior to the return of the Contract.

ALLOCATION OF PREMIUMS

At the time of application, you select how we will allocate premiums among the Subaccounts and the Fixed Account. You can change the allocation percentages at any time by sending Written Notice to us. You may also change your allocation by telephone, facsimile, and electronic mail if you have provided proper authorization. (See "Telephone, Facsimile, Electronic Mail and Internet Authorizations," page 25)

Our procedures for allocation of premiums during the free-look period vary by state, based on the amount that each state requires to be refunded if the Contract is returned within the free-look period:

o for Contracts sold to residents of states that allow refund of Contract Value, we will immediately allocate premiums according to the allocation you requested; and

o for contracts sold as an Individual Retirement Annuity or to residents of states that require either the refund of premiums paid or the refund of the greater of Contract Value or premiums paid, we will allocate premiums received during a 15-day period following the Contract Date to the Federated Prime Money Fund II Subaccount for that 15-day period. At the end of this 15-day period, we will allocate the amount in the Federated Prime Money Fund II Subaccount according to your allocation instructions.

We will allocate the initial premium within two business days of when we receive the premium at our Home Office. In order to allocate the premium in this time frame, you must properly complete the application and it must include all the information necessary to process it, including payment of the initial premium. If the application is not properly completed, we will retain the premium for up to five business days while we attempt to complete the application. If the application is not complete at the end of the 5-day period, we will inform you of the reason for the delay. We will also return the initial premium immediately, unless you specifically consent to our keeping the premium until the application is c omplete. Once the application is complete, we will allocate the initial premium within two business days.

We will allocate subsequent premiums at the end of the Valuation Period in which we receive the premium payment at our Home Office. Premiums received at our Home Office before the New York Stock Exchange closes are priced using the Subaccount accumulation unit value determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Standard Time). If we receive a Premium payment after the New York Stock Exchange closes, we will process the order using the Subaccount accumulation unit value determined at the close of the next regular session of the New York Stock Exchange. We will credit amounts to the Subaccounts only on a Valuation Day, that is, on a date the New York Stock Exchange is open for trading.

The values of the Subaccounts will vary with their investment experience, so that you bear the entire investment risk with respect to the Variable Account Value. You should periodically review your premium allocation schedule in light of market conditions and your overall financial objectives.

If mandated under applicable law, we may be required to reject a Premium Payment. We may also be required to pro vide additional information about you or your account to government regulators. In addition, we may be required to block a Contract Owner's account and thereby refuse to pay any request for transfers, surrenders, loans, annuity payments, or death benefits, until instructions are received from the appropriate regulator.

DETERMINATION OF CONTRACT VALUE

The Contract Value is the sum of the Variable Account Value and the Fixed Account Value.

VARIABLE ACCOUNT VALUE
The Variable Account Value reflects the follow ing:

o   the investment experience of the selected Subaccounts;

o   Premiums paid;

o   surrenders;

o   transfers;

o   charges assessed in connection with the Contract; and

o   Contract indebtedness.

There is no guaranteed minimum Variable Account Value. Since a Contract's Variable Account Value on any future date depends upon a number of factors, it cannot be predetermined.

    CALCULATION OF VARIABLE ACCOUNT VALUE. We calculate the Variable Account Value on each Valuation Date. Its value will be the sum of the values attributable to the Contract in each of the Subaccounts. We will determine the amount for each Subaccount by multiplying the Subaccount's unit value on the Valuation Date by the number of Subaccount accumulation units allocated to the Contract. The unit value of a Subaccount may increase, decrease, or remain the same.

    DETERMINATION OF NUMBER OF ACCUMULATION UNITS. We will convert any amounts allocated to a Subaccount into accumulation units of that Subaccount. We determine the number of accumulation units credited to the Contract by dividing the dollar amount allocated to the Subaccount by the unit value for that Subaccount at the end of the Valuation Period during which the amount was allocated.

We will increase the number of accumulation units in any Subaccount at the end of the Valuation Period by:

o any premiums allocated to the Subaccount during the current Valuation Period; and

o transfers to the Subaccount from another Subaccount or from the Fixed Account during the current Valuation Period.

We will decrease the number of accumulation units in any Subaccount at the end of the Valuation Period by:

o amounts transferred from the Subaccount to another Subaccount or the Fixed Account including any applicable transfer fee; and

o amounts surrendered (including applicable charges) during the current Valuation Period.

The number of units in any Subaccount will also be reduced at the beginning of each Contract Year by a pro rata share of the $30 annual administration fee.

    NET INVESTMENT FACTOR. We will calculate a net inves tment factor on each Valuation Day. A Subaccount's net investment factor measures the investment performance of an accumulation unit in that Subaccount during a Valuation Period. The formula for the net investment factor equals:

                                    (X/Y) - Z

where "X" equals the sum of:

(1) the net asset value per accumulation unit held in the Subaccount at the end of the current Valuation Day; plus

(2) the per accumulation unit amount of any dividend or capital gain distribution on shares held in the Subaccount during the current V aluation Day; less

(3) the per accumulation unit amount of any capital loss distribution on shares held in the Subaccount during the current Valuation Day; less

(4) the per accumulation unit amount of any taxes or any amount set aside during the Valuation Day as a reserve for taxes attributable to gains or losses in the Funds underlying the Subaccount.

"Y" equals the net asset value per accumulation unit held in the Subaccount as of the end of the immediately preceding Valuation Day; and

"Z" equals the charges we deduct from the Subaccount on a daily basis. These charges equal the sum of the asset-based administration charge and the mortality and expense risk charge. The asset-based administration charge equals 0.15% on an annual basis. The mortality and expense risk charge equals 1.25% on an annual basis.

    DETERMINATION OF UNIT VALUE. We arbitrarily set the value of an accumulation unit for each of the Subaccounts at $10 when the first investments were bought. The accumulation unit value for each subsequent Valuation Period is equal to:

                                      A x B

"A" is equal to the Subaccount's accumulation unit value for the end of the immediately preceding Valuation Day; and

"B" is equal to the net investment factor for the current Valuation Day.
This accumulation unit value may increase or decrease from day to day based on investment results.

TRANSFER PRIVILEGE

After the free-look period and before the Maturity Date, you may transfer amounts among the Subaccounts and the Fixed Account. Transfers are subject to the following restrictions:

o the minimum transfer amount is the lesser of $250 or the entire amount in that Subaccount or the Fixed Account;

o we will treat a transfer request that would reduce the amount in a Subaccount or the Fixed Account below $250 as a transfer request for the entire amount in that Subaccount or the Fixed Account;

o we currently have no limit on the number of transfers that you can make between Subaccounts or to the Fixed Account. However, you can make only one transfer from the Fixed Account each Contract Year. (See "Transfers From the Fixed Account," page 29, for restrictions); and

o we have the right, where permitted, to suspend or modify this transfer privilege at any time. Any suspension or modification of this privilege will be communicated in writing.

We will make a transfer on the date that we receive Written Notice requesting the transfer. You may also make transfers by telephone, facsimile and electronic mail if you have provided proper authorization, unless, in accordance with our policies and procedures regarding frequent transfers among Subaccounts, we require you to provide us with a written request for transfers. (See "Telephone, Facsimile and Electronic Mail Authorizations and Internet Authorizations," page 27.) Transfer requests made in writing, by facsimile, or by electronic mail must be received, and transfer requests made by telephone must be completed, before 3:00 p.m. Central Standard Time to receive same -day pricing of the transaction. Transfer requests received (or completed) before the New York
Stock Exchange closes are priced using the Subaccount accumulation unit value determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Standard Time). If we receive a transfer request af ter the New York Stock Exchange closes, we will process the order using the Subaccount accumulation unit value determined at the close of the next regular business session of the New York Stock Exchange.

The first six transfers during each Contract Year are free. We will charge a $25 transfer-processing fee for all transfers during a Contract Year in addition to the six free ones. For the purpose of charging the fee, we will consider each request to be one transfer, regardless of the number of Subaccounts or the Fixed Account affected by that request. We will deduct the transfer-processing fee from the amount being transferred or from the remaining Contract Value, according to your instructions.

FREQUENT TRANSFERS AMONG SUBACCOUNTS. Frequent requests from Owners to transfer Contract Value between Subaccounts may dilute the value of a Portfolio's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by a Portfolio and the reflection of that change in the Portfolio's share price. Frequent transfers may also increase brokerage and administrative costs of the Portfolios, and may interfere with the efficient management of a Portfolio, requiring it to maintain a high cash position and possibly result in lost investment opportunities and forced liquidations. Accordingly, frequent transfers may adversely affect the long-term performance of the Portfolios, which, in turn, may adversely affect other Owners and persons with interests under the Contracts (e.g., Annuitants or Beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfer activity among Subaccounts. Our procedures for detecting frequent transfer activity involve examining the number of transfers made by an Owner within given periods of time. Currently, we monitor for 12 or more transfers in a Contract within a calendar year. For purposes of applying the parameters used to detect frequent transfer activity, we will aggregate transfers made on the same Valuation Day under multiple contracts owned by the same Owner. However, we do not aggregate transfers made pursuant to the Dollar Cost Averaging and Portfolio Rebalancing Plan.

If transfer activity violates our established parameters for detecting frequent transfers, we review those transfers to determine if, in our judgment, the transfers are potentially harmful frequent transfer activity. If, in our sole opinion, a pattern of excessive transfers develops or a transfer is not in the best interests of one or more Owners, we either will suspend the transfer privilege or will apply limitations or modifications to transfers to or from one or more of the Subaccounts. We will communicate to Owners in writing any suspension or limitation or modification of the transfer privilege. Our policies and procedures specify the following as limitations that will be applied to deter excessive transfers:

    o  the requirement of a minimum time period between each transfer;

    o not accepting a transfer request from a third party acting under authorization on behalf of more than one Owner;

    o limiting the dollar amount that may be transferred between the Subaccounts by an Owner at any one time;

    o implementing and administering redemption f ees imposed by one or more of the Funds in the future; and

    o requiring that a written request be provided to us at our Home Office, signed by an Owner.

 The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, including our judgment as to what parameters to use to detect potentially harmful frequent transfer activity and what particular limitation of the five possible limitations described above to apply to deter excessive transfers when a particular instanc e of potentially harmful transfer activity is detected. Our ability to detect and apply specific limitations to such transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by

Owners to avoid such detection. We apply our procedures consistently to Owners without special arrangement, waiver or exception. However, we may vary our procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. There is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the Contracts.

In our sole discretion, we may at any time and without prior notice revise any procedures we follow as necessary: to better detect and deter frequent, large, or short-term transfers that may adversely affect Owners and other persons with interests under the Contracts; to comply with state or federal regulatory requirements; or to impose addit ional or alternate restrictions (such as percentage limits on transfers) on Owners engaging in frequent transfer activity among the Subaccounts. We also may not process a transfer request if the Subaccount affected by the transfer is unable to purchase or redeem shares of its corresponding Fund Portfolio because of actions taken or limitations imposed by the Fund.

The Funds with Portfolios available as investment options under the Contract may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other Funds and the policies and procedures we have adopted to discourage frequent transfers among Subaccounts. Owners and other persons with interests under the Contracts should be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the Funds.

Owners and other persons with interests under the Contracts also should be aware that the purchase and redemption orders received by the Funds generally are "omnibus" orders from other insurance companies or from intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit a Fund's ability to apply its respective frequent trading policies and procedures. We cannot guarantee that the Funds will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the Funds.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redee m shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of Portfolio shares as a result of a Fund's own policies and procedures on frequent purchase and redemption of Fund shares (even if an entire omnibus order is rejected because or frequent transfer activity of a single Owner). You should read the Fund prospectuses for more details.

DOLLAR COST AVERAGING PLAN

The Dollar Cost Averaging Plan is an optional feature available with the Contract. If you elect this plan, it enables you to automatically transfer amounts from the Federated Prime Money Fund II Subaccount to other Subaccounts. The goal of the Dollar Cost Averaging Plan is to make you less susceptible to market fluctuations by allocating on a regularly scheduled basis instead of allocating the total amount all at one time. We do not guarantee that the Dollar Cost Averaging Plan will result in a gain or prevent a loss.

Transfers under this plan occur on a monthly basis for a period you choose, ranging from 3 to 36 months. To participate in this plan you must transfer at least $250 from the Federated Prime Money Fund II Subaccount each month. You may allocate the required amounts to the Federated Prime Money Fund II Subaccount through initial and subseque nt premium payments or by transferring amounts into the Federated Prime Money Fund II Subaccount from the other Subaccounts or from the Fixed Account. Restrictions apply to transfers from the Fixed Account.

You may elect this plan at the time of application by completing the authorization. You may also elect it at any time after the Contract is issued by completing the election form. Dollar cost averaging transfers will start on the next monthly anniversary day following the date we receive your request or on the date you request. We do not impose a charge for participating in this plan.

Once elected, we will process transfers from the Federated Prime Money Fund II Subaccount monthly until:

o   we have completed the number of designated transfers;

o the value of the Federated Prime Money Fund II Subaccount is completely depleted; or

o   you send us Written Notice instructing us to cancel the monthly transfers.

There is no transfer charge for participation in the Dollar Cost Averaging Plan and transfers made under th e Dollar Cost Averaging Plan will not count toward the six free transfers allowed each Contract Year. We have the right to cancel this feature at any time with notice to you.

PORTFOLIO REBALANCING PLAN

The Portfolio Rebalancing Plan is an optional feature available with the Contract. Under this plan we will redistribute the accumulated balance of each Subaccount to equal a specified percentage of the Variable Account Value. We will do this on a quarterly basis at three-month intervals from the monthly anniversary day on which the Portfolio Rebalancing Plan begins. The purpose of the Portfolio Rebalancing Plan is to automatically diversify your portfolio mix. The plan automatically adjusts your portfolio mix to be consistent with your current premium alloc ation instructions. If you make a change to your premium allocation, we will also automatically change the allocation used for portfolio rebalancing to be consistent with the new premium allocation. We do not impose a charge for participating in this plan.

The redistribution will not count as a transfer permitted under the Contract each Contract Year. If you also have elected the Dollar Cost Averaging Plan and it has not been completed, the Portfolio Rebalancing Plan will start on the monthly anniversary day the Dollar Cost Averaging Plan ends. If the Contract Value is negative at the time portfolio rebalancing is scheduled, we will not complete the redistribution.

You may elect this plan at the time of application by completing the authorization. You may also elect it at any time after the Contract is issued by completing the election form. Portfolio rebalancing will terminate when:

o   you request any transfer unless you authorize a new allocation; or

o   the day we receive Written Notice instructing us to c ancel the plan.

PARTIAL AND FULL CASH SURRENDERS

     PARTIAL SURRENDERS. You may surrender part of the Cash Surrender Value at any time before the Annuitant's death and the Maturity Date. You may submit a Written Notice to the Home Office or provide notice by telephone if you have provided proper authorization to us. (See "Telephone, Facsimile, Electronic Mail and Internet Authorizations," page 25) The minimum partial surrender requested (other than by telephone) must be at least $100. If you provide notice by telephone, the minimum partial surrender requested must be at least $100 and may not exceed the maximum amount we permit to be withdrawn by telephone. We will surrender the amount requested from the Contract Value on the date we receive your Written Notice or notice by telephone for the surrender. We will deduct any applicable surrender charge from the amount surrendered or from the remaining Contract Value, according to your instructions. If the remaining Contract Value is less than the surrender charge, we will reduce the amount surrendered. We will make the surrender from each Subaccount and the Fixed Account based on your instructions. If the amount requested exceeds the Subaccount and/or Fixed Account Value, we will process the surrender for the amount available and then contact you for further instructions.

Subject to certain restrictions, we will not apply a surrender charge on the first partial surrender of up to 10% of the Contract Value per Contract Year. (See "Surrender Charge," page 27)

    SYSTEMATIC PARTIAL SURRENDER PLAN. The Systematic Partial Surrender Plan enables you to authorize an automatic regular payment of a partial surrender amount. If you wish to participate in the plan, you should instruct us to surrender a particular dollar amount from the Contract on a monthly, quarterly, semi -annual or annual basis. The minimum payment under this plan is $100. We will make the surrender from each Subaccount and the Fixed Account based on your instructions.

Subject to certain restrictions, we will not apply a surrender charge on the first amounts paid out under the Systematic Partial Surrender Plan of up to 10% of the Contract Value each Contract Year. (See "Surrender Charge," page 27)

You may discontinue participation in the Systematic Partial Surrender Plan at any time by sending us Written Notice.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES MAY APPLY TO PARTIAL AND SYSTEMATIC PARTIAL SURRENDERS. YOU SHOULD CONSULT YOUR TAX ADVISER BEFORE REQUESTING A PARTIAL OR SYSTEMATIC PARTIAL SURRENDER. (See "FEDERAL TAX STATUS," page 32)

    Full Surrender. You may request a surrender of the Contract for its Cash Surrender Value at any time before the Annuitant's death and before the Maturity Date. The Cash Surrender Value will equal the Contract Value less:

o   any applicable surrender charge;

o   any indebtedness;

o   any premium taxes payable; and

o   any withholding taxes.

We will determine the Cash Surrender Value on the date we receive Written Notice of surrender and the Contract. We will pay the Cash Surrender Value in a lump sum unless you request payment under a payment option.

Subject to certain restrictions, we will not apply a surrender charge on up to 10% of the Contract Value when you surrender the Contract. (See " Surrender Charge," page 27)

CERTAIN FEDERAL INCOME TAX CONSEQUENCES MAY APPLY TO A SURRENDER OF THE CONTRACT. YOU SHOULD CONSULT YOUR TAX ADVISER BEFORE REQUESTING A SURRENDER. (See "FEDERAL TAX STATUS," page 32)

    RESTRICTIONS ON DISTRIBUTIONS FROM CERTAIN CONTRACTS. Certain restrictions apply to surrenders and partial surrenders from Contracts used as funding vehicles for Internal Revenue Code Section 403(b) retirement plans. Section 403(b)(11) of the Internal Revenue Code of 1986, as amended, restricts the distribution under Section 403(b) annuity contracts of:

o   elective contributions made in years beginning after December 31, 1988;

o   earnings on those contributions; and

o earnings in such years on amounts held as of the last year beginning before January 1, 1989.

Distributions of those amounts may only occur upon:

o   the death of the employee;

o   attainment of age 59 1/2;

o   severance from employment;

o   disability; or

o   financial hardship.

In addition, income attributable to elective contributions may not be distributed in the case of hardship.

CONTRACT TERMINATION
We may terminate the Contract and pay you the Cash Surrender Value if all of these events simultaneously exist prior to the Maturity Date:

o   you have not paid premiums for at least two years;

o   the Contract Value is less than $2,000; and

o total premiums paid under the Contract, less any partial surrenders, is less than $2,000.

We will mail a termination notice to you and to the holder of any assignment of record at least six months before we terminate the Contract. We have the right to automatically terminate the Contract on the date specified in the notice, unless we receive an additional premium payment before the termination date specified or the Contract Value has increased to the amount required. This additional premium payment must be for at least the required minimum amount.

CONTRACT LOANS

If your Contract is a 403(b) (TSA) Qualified Contract, you have the option of taking a Contract loan at any time after the first Contract Year. You may obtain a loan by submitting Written Notice. The only security we require is an assignment of the Contract to us. We allow only one loan per Contract Year.

We will show the current loan amount and any withdrawals for unpaid interest on your annual report.

     AMOUNT OF LOAN AVAILABLE. You may borrow up to the lesser of:

(1) $50,000, reduced by the excess (if any) of the highest outstanding loan balance during the one-year period ending on the day before the loan is made over the outstanding loan balance on the day loan is made;

(2)  the greater of 50% of the Cash Surrender Value of the Contract or $10,000;
     or

(3) the Cash Surrender Value less any outstanding loans, determined as of the date of the loan.

At any time you make a new loan, the sum of all prior loans, loan interest outstanding, and the current loan applied for, may not exceed the applicable limit described above. Each loan must be at least $2,500.

     Loan Account. When you make a loan, we will withdraw an amount equal to the loan from the Fixed Acc ount and Variable Account and transfer this amount to the loan account. The loan account is part of the Fixed Account. If you do not specify allocation instructions in your loan application, we will withdraw the loan pro rata from all Subaccounts having values and from the Fixed Account. Amounts transferred to the loan account do not participate in the investment experience of the Fixed Account and the Subaccounts from which they were withdrawn.

    INTEREST CREDITED ON LOANED AMOUNT. We will pay interest on amounts in the loan account at the minimum guaranteed effective annual interest rate of 3.0% per year. We may apply different interest rates to the loan account than the Fixed Account. Any interest we credit on loaned amounts will remain in the Fixed Account.

    LOAN INTEREST CHARGED. On each Contract anniversary, we will charge accrued interest on a Contract loan at the maximum rate of 8% per year. We may establish a lower rate for any period during which the Contract loan is outstanding. Interest is payable at the end of each Contract Year and on the date the loan is repaid.

If we do not receive the loan interest payment by the contract anniversary, we will transfer the accrued loan interest from the Fixed Account and Subaccounts to the loan account on a pro rata basis.

    REPAYMENT OF LOAN. You must specifically identify any loan repayment as such in order to ensure that it will be applied correctly. Each loan repayment will result in a transfer of an amount equal to the loan repayment from the loan account to the Fixed Account and/or Subaccounts. We will use your current premium allocation schedule to allocate the loan repayment, unless you provide specific instructions to allocate the loan repayment differently. Each loan repayment must be at least $25.

You must repay principal and interest in substantially equal monthly payments over a five-year period. You are allowed a 31-day grace period from the installment due date. If a monthly installment is not received within the 31-day grace period, under federal tax law you will be treated as having a deemed distribution of the entire amount of the outstanding principal, interest due, and any applicable charges under this Contract, including any surrender charge. This deemed distribution may be subject to income and penalty tax under the Code and may adversely affect the treatment of the Contract under Internal Revenue Code section 403(b).

    INDEBTEDNESS. Indebtedness means all unpaid Contract loans and loan interest. We will deduct any outstanding indebtedness from the Contract proceeds. We will terminate your Contract if your total indebtedness exceeds the Cash Surrender Value of the Contract. We will mail notice to you at least 31 days before such termination.

Allowing a Contract to terminate under these circumstances could have adverse tax consequences and may adversely affect the treatment of the Contract under Internal Revenue Code section 403(b).

    ERISA PLANS. If your 403(b) (TSA) Qualified Contract is part of a plan subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), you should consult a qualified legal adviser about compliance with ERISA requirements prior to requesting a Contract loan. Any loan under this Contract may also be subject to the rules of the plan it is part of. You are responsible for determining whether your plan is subject to, and complies with, ERISA and the Department of Labor regulations governing plan loans.

DEATH BENEFIT BEFORE MATURITY DATE

A death benefit will be paid at the death of either the Annuitant or an Owner of the Contract. We will determine the amount of the death benefit proceeds on an individual Contract upon receipt at our Home Office of satisfactory proof of the Owner's or the Annuitant's death before the Maturity Date, plus written direction (from each eligible recipient of death benefit proceeds) regarding how to pay the death benefit payment, and any other documents, forms and information we need. Once a death benefit has been paid, the Contract is terminated. If you are also the Annuitant, the deat h proceeds payable will be those payable on the death of the Annuitant. However, if the Contract is issued with an Owner and an Annuitant who are not the same individual, the benefit will be paid at the first death.

     DEATH OF ANNUITANT. If the Annuitant dies before the Maturity Date, we will pay the death benefit under the Contract to the Beneficiary.

The death benefit is equal to the greater of:

o   the guaranteed death benefit less any indebtedness; or

o the Contract Value less any indebtedness on the date we receive proof of the Annuitant's death.

On the Contract Date, the guaranteed death benefit is equal to the initial premium payment. Thereafter, any subsequent premium payment increases the guaranteed minimum death benefit by the amount of the payment. Any partial surrender will decrease the guaranteed death benefit by the same percentage that the surrender decreases the Contract Value.

We will pay the proceeds to the Beneficiary in a lump sum unless you or the Beneficiary elects a payment option. If the Annuitant is an Owner, we are required to distribute the proceeds in accordance with the rules described below in "Death of Owner" for the death of an Owner before the Maturity Date.

Naming different persons as Owner and Annuitant can affect whether the death benefit is payable, the amount of the benefit, and who will receive it. Use care when naming Owners, Annuitants and Beneficiaries, and consult your agent if you have questions.

No death benefit is payable if the Annuitant dies on or after the Maturity Date.

     DEATH OF OWNER. If an Owner dies before the Maturity Date, federal tax law requires (for a Non-Qualified Contract) that we distribute the Contract Value (or if an Owner is the Annuitant, the proceeds payable upon the Annuitant's death) to the Beneficiary within five years after the date of the Owner's death. If an Owner dies on or after the Maturity Date, we must distribute any remaining payments at least as rapidly as under the payment option in effect on the date of such Owner's death.

These distribution requirements will be considered satisfied as to any portion payable to the benefit of the Beneficiary if:

o the proceeds are distributed over the life of that Beneficiary (or a period not exceeding the Beneficiary's life expectancy);

o   the distributions begin within one year of the Owner's death; and

o the Beneficiary is a natural person (i.e. not a legal entity such as a corporation or trust).

If the deceased Owner's spouse is the designated Beneficiary, the Contract may be continued with such surviving s pouse as the new Owner. In this situation, if the Beneficiary wants to leave the Contract in force and the death benefit due to the Beneficiary is greater than the Contract Value, we will increase the Contract Value to equal the death benefit. We will base this increase of the Contract Value on the date we are notified of the death of the Owner. If the Contract has joint Owners, the surviving joint Owner will be the Beneficiary, unless otherwise specified in the application. Joint Owners must be husband and wife as of the Contract Date.

If an Owner is not an individual, the Annuitant, as determined in accordance with Section 72(s) of the Internal Revenue Code, will be treated as an Owner for purposes of these distribution requirements. Any change in or death of the Annuitant will be treated as the death of an Owner.

Other rules may apply to a Qualified Contract.

PROCEEDS ON MATURITY DATE

The Maturity Date is the latest date when proceeds under the Contract are payable. The proceeds available on the Maturity Date vary depending upon how you elect to receive the proceeds:

o we will apply the Contract Value (less any indebtedness and any applicable premium taxes) if you elect to receive the proceeds under a Life Payment Option; and

o we will apply the Cash Surrender Value (less any applicable premium taxes) if you elect to receive the proceeds as a lump sum payment or as a Non-Life Payment Option.

You select the Maturity Date, subject to the following restrictions. The latest Maturity Date is the later of:

o   the Contract anniversary following the Annuitant's 85th birthday; or

o the tenth Contract anniversary. For Qualified Contracts, distributions may be required to begin at age 70 1/2. Certain states limit the maximum Maturity Date.

You may change the Maturity Date subject to these limitations:

o we must receive your Written Notice at least 30 days before the current Maturity Date;

o you must request a Maturity Date that is at least 30 days after receipt of the Written Notice;

o the requested Maturity Date must be not later than any earlier Maturity Date required by law; and

o   you submit your contract if we require it.

On the Maturity Date, we will apply the proceeds under the Life Annuity with Ten Year Certain Payment Option, unless you have chosen to receive the proceeds under another payment option or in a lump sum. (See "PAYMENT OPTIONS," page 30)

PAYMENTS

We will usually pay any partial surrender, full surrender, or death benefit within seven days of receipt of a Writ ten Notice. We must also receive due proof of death to pay a death benefit. We may postpone payments if:

o the New York Stock Exchange is closed, other than customary weekend and holiday closings or trading on the exchange is restricted as determined by the SEC; or

o the SEC permits by an order the postponement for the protection of Contract Owners; or

o the SEC determines that an emergency exists that would make the disposal of securities held in the Variable Account or the determination of the value of the Variable Account's net assets not reasonably practical.

If you have made a recent premium or loan payment by check or draft, we may defer payment until such check or draft has been honored. We also reserve the right to defer payment of transfers, partial and full cash surrenders, loans or death benefit proceeds from the Fixed Account for up to six months.

If mandated under applicable law, we may be required to block an Owner's account and thereby refuse to pay any request for transfers, surrenders, loans, annuity payments, or Death Proceeds until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your account to government regulators.

         LEGACY ACCOUNT. As described below, Kansas City Life will pay Death Benefit proceeds through Kansas City Life's Legacy Account. Kansas City Life places proceeds to be paid through the Legacy Account in their general account. The Legacy Account pays interest and provides check-writing privileges under w hich we reimburse the bank that pays the check out of the proceeds held in our general account. Kansas City Life will forward a checkbook to the Owner or Beneficiary within 7 calendar days of a scheduled payout. A Contract Owner or beneficiary (whichever applicable) has immediate and full access to proceeds by writing a check on the account. Kansas City Life pays interest on Death Benefit Proceeds from the date of death to the date the Legacy Account is closed. The Legacy Account is not a bank account and is not insured, nor guaranteed, by the FDIC or any other government agency.

We will pay Death Benefit proceeds through the Legacy Account when:

o   the proceeds are paid to an individual; and

o   the amount of proceeds is $5,000 or more.

Any other use of the Legacy Account requires our approval.

MODIFICATIONS
We may modify the Contract, subject to providing notice to you. We may only make modification if it is necessary to:

o make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which we are subject;

o assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or variable annuity contracts (except that your consent may be required by some states);

o    reflect a change in the operation of the Variable Account; or

o    provide additional Variable Account and/or fixed accumulation options.

We also have the right to modify the Contract as necessary to attempt to prevent the Contract Owner from being considered the owner of the assets of the Variable Account.

In the event of any such modification, we will issue an endorsement to the Contract (if required) which will reflect the changes.

REPORTS TO CONTRACT OWNER

We will mail you a report containing key information about the Contract at least annually. The report will include the Contract Value and Cash Surrender Value of your Contract and any further information required by any applicable law or regulation. We will show the information in the report as of a date no more than two months prior to the date of mailing. We will send you a report at any other time during the year that you request for a reasonable charge.

TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS

You may request the following transactions by telephone, facsimile, electronic mail or via the Kansas City Life website, if you provided proper authorization to us:

o   transfer of Contract Value;

o   change in Premium allocation;

o   change in dollar cost averaging;

o   change in portfolio rebalancing; or

o  Contract loan.

In addition, you may make a partial surrender request by telephone if you provided proper authorization to us. We may suspend these privileges at any time if we decide that such suspension is in the best interests of Contract Owners.

We accept written requests transmitted by facsimile, but reserve the right to require you to send us the original written request.

Electronic mail requests that are received at customerservice@kclife.com before 3:00 p.m. CST on a Valuation Day will be processed on that Valuation Day. If we receive a request after the New York Stock Exchange closes, we will process the order using the Subaccount accumulation unit value determined at the close of the next regular business session of the New York Stock Exchange. If an incomplete request is received, we will notify you as soon as possible by return e-mail. Your request will be honored as of the Valuation Day when all required information is received.

Requests can also be made by accessing your account on the Internet at www.kclife.com. Requests and changes received before 3:00 p.m. CST on a Valuation Day will be processed on that Valuation Day. If we receive a request after the New York Stock Exchange closes, we will process the order using the Subaccount accumulation unit value determined at the close of the next regular business session of the New York Stock Exchange. If any of the fields are left incomplete, the request will not be processed and you will receive an error message. Your request will be honored as of the Valuation Day when all required information is received. You will receive a confirmation in the mail of the changes made within five days of your request.

We will employ reasonable procedures to confirm that instructions communicated to us by telephone, facsimile, or email are genuine. If we follow those procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions.

The procedures we will follow for telephone privileges include requiring some form of personal identification prior to acting on instructions received by telephone, providing written confirmation of the transaction, and making a tape recording of the instructions given by telephone. The procedures we will follow for facsimile and email communications include, verification of Contract number, social security number and date of birth.

Telephone, facsimile, electronic mail systems and the website may not always be available. Any telephone, facsimile, electronic mail system or internet connection, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. These outages may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Home Office.

THE FIXED ACCOUNT

You may allocate some or all of the premiums and transfer some or all of the Variable Account Value to the Fixed Account. You may also make transfers from the Fixed Account, but restrictions may apply. (See "Transfers from Fixed Account," page 27) The Fixed Account is part of our general account and pays interest at declared rates guaranteed for each calendar year. We guarantee that this rate will be at least 3%. We guarantee the amount of premiums paid plus guaranteed interest and less applicable deductions.

Our general account supports our insurance and annuity obligations. Since the Fixed Account is part of our general account, we assume the risk of investment gain or loss on this amount. All assets in the general account are subject to our general liabilities from business operations.

The Fixed Account is not registered under the Securities Act of 1933 and is not registered as an investment company under the Investment Company Act of 1940. The Securities and Exchange Commission has not reviewed the disclosure in this Prospectus relating to the Fixed Account. Certain general provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses may still apply.

MINIMUM GUARANTEED AND CURRENT INTEREST RATES

We guarantee to credit the Fixed Account Value with a minimum 3% effective annual interest rate. We intend to credit the Fixed Account Value with current rates in excess of 3% minimum, but are not obligated to do so. Current interest rates are influenced by, but do not necessarily correspond to, prevailing general market interest rates. We will determine current rates at our discretion. You assume the risk that the interest we credit may not exceed the guaranteed rate. Since we anticipate changing the current interest rate from time to time, we will credit different allocations with different interest rates, based upon the date amounts are allocated to the Fixed Account. We may change the interest rate credited to allocations from premiums or new transfers at any time. We will not change the interest rate more than once a year on amounts in the Fixed Account.

For the purpose of crediting interest, we currently account for amounts deducted from the Fixed Account on a last-in, first-out ("LIFO") method. We may change the method of crediting from time to time, provided that such changes do not have the effect of reducing the guaranteed rate of interest below 3%. We may also shorten the period for which the interest rate applies to less than a year (except for the year in which such amount is received or transferred).

CALCULATION OF FIXED ACCOUNT VALUE

Fixed Account Value is equal to:

o  amounts allocated or transferred to the Fixed Account; plus

o  interest credited; less

o  amounts deducted, transferred, or surrendered.

TRANSFERS FROM FIXED ACCOUNT

We allow one transfer each Contract Year from the Fixed Account. The amount transferred from the Fixed Account may not exceed 25% of the unloaned Fixed Account Value on the date of transfer (unless the balance after the transfer is less than $250, in which case we will transfer the entire amount).

DELAY OF PAYMENT

We have the right to defer payment of any surrender, partial surrender, or transfer from the Fixed Account for up to six months from the date we receive Written Notice for a partial surrender, full surrender, or transfer. If we do not make the payment within 30 days after we receive the documentation required to complete the transaction, we will add 3% interest to the amount paid from the date we receive documentation. Some states may require that we pay interest on periods of delay less than 30 days and some states may require us to pay an interest rate higher than 3% when we delay payment proceeds.

CHARGES AND DEDUCTIONS
SURRENDER CHARGE (CONTINGENT DEFERRED SALES CHARGE)

   GENERAL. We do not deduct a charge for sales expense from premiums at the time you pay them. However, within certain time limits described below, we will deduct a surrender charge (contingent deferred sales charge) from the Contract Value when you surrender the contract, make a partial surrender, or if you elect a Non-Life Payment Option. The purpose of the surrender charge is to reimburse us for some of the expenses we incur in distributing the Contracts. If the surrender charges are not enough to cover sales expenses, we will bear the loss. If the amount of such charges proves more than enough, we will keep the excess. We do not currently believe that the surrender charges imposed will cover the expected costs of distributing the Contracts. We will make up any shortfall from our general assets, which may include amounts we derive from the mortality and expense risk charge.

   CHARGE FOR PARTIAL SURRENDER OR SURRENDER. If you take a partial or full surrender of the Contract, the surrender charge will be as follows:

                                    Contract Year in            Surrender Charge
                                    Which Surrender             as Percentage of
                                         Occurs                     Amount
                                                                  Surrendered

                                            1                         7%

                                            2                          7

                                            3                          7

                                            4                          6

                                            5                          5

                                            6                          4

                                            7                          2

                                            8 and after                   0

We will not deduct a surrender charge if the surrender occurs after seven full Contract Years.

In no event will the total surrender charges we assess under a Contract exceed 8 1/2% of the total premiums paid.

If you surrender the Contract, we will deduct the surrender charge from the Contract Value in determining the Cash Surrender Value. For a partial surrender, we will deduct the surrender charge from the amount surrendered or from Contract Value remaining after the amount requested is surrendered, according to your instructions.

   AMOUNTS NOT SUBJECT TO SURRENDER CHARGE. Your first partial surrender during a Contract Year will not be subject to a surrender charge to the extent that the amount you surrender under the plan is not in excess of 10% of the Contract Value. We limit this 10% free partial surrender to the first partial surrender per Contract Year, even if the amount you surrender is less than 10% of the Contract Value. We will assess a surrender charge on any amounts surrendered in excess of 10% and any additional surrenders which occur after the first partial surrender in a Contract Year. The 10% free partial surrender is not cumulative from year to year.

If you make a full surrender of the Contract the surrender charge does not apply to 10% of the Contract Value provided you have not already received credit for the 10% free partial surrender during that Contract Year. If you have not already received the free 10% partial surrender in that Contract Year, then only 90% of the Contract Value is subject to a surrender charge upon a full surrender.

If you have elected to participate in the Systematic Partial Surrender Plan (see "Systematic Partial Surrender Plan. ," page 21), your 10% free partial withdrawal may apply to payments under this plan as long as you have not already received your free partial withdrawal for that Contract Year. You are limited to one election of the Systematic Partial Surrender Plan per Contract Year without being subject to the surrender charge. (This limitation applies even if the amount surrendered during that Contract Year is less than 10% of the Contract Value.) In the Contract Year in which you elect to participate in the plan, we will calculate the 10% limitation based on the Contract Value at the time of election. In each subsequent Contract Year in which you continue to participate in the Plan, we will calculate the 10% limitation based on the Contract Value as of the beginning of that year. We will notify you if the total amount to be surrendered in a subsequent Contract Year will exceed 10% of the Contract Value as of the beginning of such Contract Year. Unless you instruct us to reduce the surrender amount for that year so that it does not exceed the 10% limit, we will continue to process surrenders for the designated amount. Once the amount of the surrender exceeds the 10% limit, we will deduct the applicable surrender charge from the remaining Contract Value. After the seventh Contract year, when the surrender charge reaches zero, we will no longer apply a surrender charge.

   NURSING HOME WAIVER. If you meet the requirements described below for the Nursing Home Waiver, we will pay out the full Contract Value without applying any surrender charges. In order to be eligible for this waiver:

o we must receive satisfactory proof that you are admitted to a licensed nursing home;

o the Contract Value must be paid out in equal amounts over at least a three-year period; and

o you must be confined for at least 90 days before we will waive the surrender charges.

This waiver may not be available in all states.

TRANSFER PROCESSING FEE

The first six transfers during each Contract Year are free. We will assess a transfer processing fee of $25 for each additional transfer during such Contract Year. For the purpose of assessing the fee, we will consider each written or telephone request for a transfer to be one transfer, regardless of the number of accounts affected by the transfer. We will deduct the transfer processing fee from the amount being transferred or from the remaining Contract Value, according to your instructions.

ADMINISTRATIVE CHARGES

   ANNUAL ADMINISTRATION FEE. At the beginning of each Contract Year we will deduct an annual administration fee of $30 (or less if required by applicable state law) from the Contract Value. The purpose of this fee is to reimburse us for administrative expenses relating to the Contract. We will waive this fee for Contracts with Contract Values of $50,000 or more at the beginning of the applicable Contract Year. We will deduct the charge from each Subaccount and the Fixed Account based on the proportion that the value in each account bears to the total Contract Value. This fee does not apply after the Maturity Date.

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

   ASSET-BASED ADMINISTRATION CHARGE. We will deduct a daily asset-based administration charge from the assets of the Variable Account equal to an annual rate of 0.15%. The purpose of this charge is to reimburse us for costs associated with administration of the Contract amounts allocated to the Variable Account. This charge does not apply after the Maturity Date.

MORTALITY AND EXPENSE RISK CHARGE

We will deduct a daily mortality and expense risk charge from the assets of the Variable Account. This charge will be equal to an annual rate of 1.25%. This translates to a daily rate of 0.0034247%. The purpose of this charge is to compensate us for assuming mortality and expense risks. This charge does not apply after the Maturity Date.

The mortality risk we assume is that Annuitants may live for a longer period of time than estimated when we established the guarantees in the Contract. Because of these guarantees, we provide each payee with the assurance that longevity will not have an adverse effect on the annuity payments received. The mortality risk we assume also includes a guarantee to pay a death benefit if the Annuitant dies before the Maturity Date. The expense risk we assume is the risk that the annual administration fee, asset-based administration charge, and transfer processing fee may be insufficient to cover actual future expenses.

If the mortality and expense risk charge is not enough to cover the actual cost of the mortality and expense risks we undertake, we will bear the loss. If the amount of such charges proves more than enough, we will keep the excess and this amount will be available for any proper corporate purpose including financing of distribution expenses.

PREMIUM TAXES

Various states and other governmental entities levy a premium tax, currently ranging up to 3.5%, on annuity contracts issued by insurance companies. Premium tax rates may change from time to time by legislative and other governmental action. In addition, other governmental units within a state may levy such taxes.

If premium taxes are applicable, we will deduct them upon surrender or when we apply the Contract proceeds to a payment option or a lump sum payment.

REDUCED CHARGES FOR ELIGIBLE GROUPS

We may reduce the surrender charges and/or administration charges for Contracts issued to a class of associated individuals or to a trustee, employer or similar entity. We may reduce these charges if we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses. We will make any reductions in accordance with our rules in effect at the time of the application. The factors we will consider in determining the eligibility of a particular group and the level of the reduction are as follows:

o  nature of the association and its organizational framework;

o  method by which sales will be made to the members of the class;

o facility with which premiums will be collected from the associated individuals;

o  association's capabilities with respect to administrative tasks;

o  anticipated persistency of the Contract;

o  size of the class of associated individuals;

o  number of years the association has been in existence; and

o any other such circumstances which justify a reduction in sales or administrative expenses.

Any reduction will be reasonable, will apply uniformly to all prospective Contract purchases in the class and will not be unfairly discriminatory to the interests of any Contract holder.

OTHER TAXES

We do not currently assess a charge against the Variable Account for federal income taxes. We may make such a charge in the future if income or gains within the Variable Account result in any federal income tax liability to us. We may also deduct charges for other taxes attributable to the Variable Account.

INVESTMENT ADVISORY FEES AND OTHER EXPENSES OF THE FUNDS

The Funds deduct investment advisory fees and other expenses. The value of the net assets of each Subaccount already reflects the investment advisory fees and other expenses incurred by the corresponding Fund in which the Subaccount invests. This means that these charges are deducted before we calculate Subaccount Values. These charges are not

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

directly deducted from your Contract Value. See the prospectuses for the Funds for more information about the investment advisory fees and other expenses.

PAYMENT OPTIONS

The Contract offers a variety of ways, in addition to a lump sum, for you to receive proceeds payable under the Contract. Payment options are available for use with various types of proceeds, such as surrender, death or maturity. We summarize these payment options below. All of these options are forms of fixed-benefit annuities, which do not vary, with the investment performance of a separate account.

The Contract ends on the Maturity Date and we will pay the proceeds to the payee under the payment option selected. The amount we apply to the payment option will vary depending upon which payment option you select. If you elect a Life Payment Option (Options 4 and 5 described below), we will apply the full Contract Value to that option. If you elect a Non-Life Payment Option (Options 1, 2, and 3 described below) or you have elected to receive a lump sum payment, we will apply the Cash Surrender Value. If you have not filed an election of a payment option with us on the Maturity Date, we will pay the Contract proceeds as a life annuity with payments guaranteed for ten years.

You may also apply Contract proceeds under a payment option prior to the Maturity Date. If you elect a Life Payment Option, we will apply the full Contract Value. If you elect a Non-Life Payment Option or a lump sum payment we will apply the Cash Surrender Value.

The Beneficiary may also apply a death benefit (upon the Annuitant's death) under a payment option.

We will deduct any premium tax applicable from proceeds at the time payments start. In order for us to pay proceeds under a payment option or a lump sum, the Contract must be surrendered.

We describe the payment options available below. The term "payee" means a person who is entitled to receive payment under that option.

If we have options or rates available on a more favorable basis than those guaranteed at the time a payment option is elected, the more favorable benefits will apply.

ELECTION OF OPTIONS

You may elect, revoke or change an option at any time before the Maturity Date while the Annuitant is living. If the payee is not the Owner, we must provide our consent for the election of a payment option. If an election is not in effect at the Annuitant's death or if payment is to be made in one sum under an existing election, the Beneficiary may elect one of the options after the Annuitant's death.

An election of a payment option and any revocation or change must be made by Written Notice. You may not elect an option if any periodic payment under the election would be less than $50. Subject to this condition, we will make payments annually or monthly at the end of such period.

DESCRIPTION OF OPTIONS

   OPTION1: INTEREST PAYMENTS. We will make guaranteed interest payments to the payee annually or monthly as elected. We will pay interest on the proceeds at the guaranteed rate of 3.0% per year. We may pay additional interest annually. The proceeds and any unpaid interest may be withdrawn in full at any time.

   OPTION 2: INSTALLMENTS OF A SPECIFIED AMOUNT. We will make annual or monthly payments until the proceeds plus interest are fully paid. We will pay interest on the proceeds at the guaranteed rate of 3.0% per year. We may pay additional interest. The present value of any unpaid installments may be withdrawn at any time.

   OPTION 3: INSTALLMENTS FOR A SPECIFIED PERIOD. We will pay the proceeds in equal annual or monthly payments for a specified number of years. We will pay interest on the proceeds at the guaranteed rate of 3.0% per year. We may also pay additional interest. The present value of any unpaid installments may be withdrawn at any time.

   OPTION 4: LIFE INCOME. We will pay an income during the payee's lifetime. A minimum guaranteed payment period may be chosen. Another form of minimum guaranteed payment period is the installment refund option under which we will make payments until the total income payments received equal the proceeds applied.

   OPTION 5: JOINT AND SURVIVOR INCOME. We will pay an income during the lifetime of two persons and will continue to pay an income as long as either person is living. The minimum guaranteed payment period is ten years.

   CHOICE OF OPTIONS: You may choose an option by written notice during the Annuitant's lifetime. If an option for payment of proceeds is not in effect at the Annuitant's death, the beneficiary may make a choice.

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

Options 1 to 3 may not satisfy the minimum required distribution for a Qualified Contract. Consult a tax adviser. If you elect option 2 or 3 and withdraw the unpaid installments, our obligations under the payment option will end.

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

YIELDS AND TOTAL RETURNS
YIELDS

From time to time, we may advertise or include in sales literature yields, effective yields and total returns for the Subaccounts. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND DO NOT INDICATE OR PROJECT FUTURE PERFORMANCE. Each Subaccount may, from time to time, advertise or include in sales literature performance relative to certain performance rankings and indices compiled by independent organizations. More detailed information as to the calculation of performance information, as well as comparisons with unmanaged market indices, appears in the Statement of Additional Information.

Effective yields and total returns for the Subaccounts are based on the investment performance of the corresponding Portfolio of the Funds. The Funds' performance reflects the Funds' expenses. (See the prospectuses for the Funds.)

The yield of the Federated Prime Money Fund II Subaccount refers to the annualized income generated by an investment in the Subaccount over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The yield of a Subaccount (except the Federated Prime Money Fund II Subaccount) refers to the annualized income generated by an investment in the Subaccount over a specified 30-day or one-month period. The yield is calculated by assuming that the income generated by the investment during that 30-day or one-month period is generated each period over a 12-month period and is shown as a percentage of the investment.

TOTAL RETURNS

   STANDARD SUBACCOUNT AVERAGE ANNUAL TOTAL RETURN. The average annual total return of a Subaccount refers to return quotations assuming an investment under a Contract has been held in the Subaccount for various periods of time, each beginning with a period measured from the date the Subaccount commenced operations. When a Subaccount has been in operation for one, five, and ten years, respectively, the total return for these periods will be provided.

The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $10,000 under a Contract to the redemption value of that investment as of the last day of each of the periods for which standard subaccount average annual total return quotations are provided. Standard subaccount average annual total return information shows the average percentage change in the value of an investment in the Subaccount from the beginning date of the measuring period to the end of that period. This standardized average annual total return reflects all historical investment results, less all charges and deductions applied against the Subaccount (including any surrender charge that would apply if you terminated the Contract at the end of each period indicated, but excluding any deductions for premium taxes).

   ADJUSTED HISTORIC PORTFOLIO AVERAGE ANNUAL TOTAL RETURNS. In addition to the standard version described above, other total return performance information computed on two different bases may be used in advertisements. For periods prior to the date the Variable Account commenced operations, performance information for Contracts funded by the Subaccounts will be calculated based on the performance of the Portfolios and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Portfolios, with the level of Contract charges that were in effect at the inception of the Subaccounts for the Contracts. Adjusted Historic Portfolio Average Annual Total Return information may be presented, computed on the same basis as described above, except deductions will not include the surrender charge. In addition, we may from time to time disclose standard subaccount average annual total return in non-standard formats and cumulative total return for Contracts funded by Subaccounts.

We will only disclose other total returns if we also disclose the standard average annual total returns for the required periods. For additional information regarding the calculation of performance data, please refer to the Statement of Additional Information.

FEDERAL TAX STATUS
INTRODUCTION

The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state tax or other tax laws.

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

When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money -- generally for retirement purposes. If you invest in a variable annuity as part of a pension plan or employer-sponsored retirement program, your contract is called a Qualified Contract. If your annuity is independent of any formal retirement or pension plan, it is termed a Non-Qualified Contract. The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan.

TAXATION OF NON-QUALIFIED CONTRACTS

   NON-NATURAL PERSON. If a non-natural person (e.g., a corporation or a trust) owns a Non-Qualified Contract, the taxpayer generally must include in income any annual increases in the Contract Value. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.

The following discussion generally applies to Contracts owned by natural persons.

   WITHDRAWALS. When a withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Contract Value immediately before the distribution over the Owner's investment in the Contract (generally, the premiums or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the Owner's investment in the Contract.

   PENALTY TAX ON CERTAIN WITHDRAWALS. In the case of a distribution from a Non-Qualified Contract, there may be imposed a federal tax penalty equal to 10% of the amount treated as income. In general, however, there is no penalty on distributions:

o  made on or after the taxpayer reaches age 59 1/2;
o  made on or after the death of an Owner;
o  attributable to the taxpayer's becoming disabled; or
o made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her designated Beneficiary.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. You should consult a tax adviser with regard to exceptions from the penalty tax. A similar penalty tax, and additional exceptions, may apply to Qualified Contracts.

   ANNUITY PAYMENTS. Although tax consequences may vary depending on the payment option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the Contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

   TAXATION OF DEATH BENEFIT PROCEEDS. Amounts may be distributed from a Contract because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under a payment option, they are taxed in the same way as annuity payments.

   TRANSFERS, ASSIGNMENTS OR EXCHANGES OF A CONTRACT. A transfer or assignment of ownership of a Contract, the designation of an annuitant, the selection of certain Maturity Dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. An Owner contemplating any such transfer, assignment or exchange should consult a tax adviser as to the tax consequences.

   WITHHOLDING. Annuity distributions are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

   MULTIPLE CONTRACTS. All Non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such owner's income when a taxable distribution occurs.

   FURTHER INFORMATION. We believe that the Contracts will qualify as annuity contracts for Federal income tax purposes and the above discussion is based on that assumption. Further details can be found in the Statement of Additional Information under the heading "Tax Status of the Contracts."

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

TAXATION OF QUALIFIED CONTRACTS

The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a Qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Qualified Contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the contract comply with the law.

In the case of a withdrawal under a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the individual's total account balance or accrued benefit under the retirement plan. The "investment in the contract" generally equals the amount of any non-deductible premiums paid by or on behalf of any individual.
In many cases, the "investment in the contract" under a Qualified Contract can be zero.

Individual Retirement Accounts (IRAs), as defined in Sections 219 and 408 of the Code, permit individuals to make annual contributions in 2005 of up to the lesser of $4,000 (or $4,500 if you are age 50 or over) or the amount of compensation includible in the individual's gross income. The contributions may be deductible in whole or in part, depending on the individual's income. Distributions from certain pension plans may be "rolled over" into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59 1/2, unless certain exceptions apply.

SIMPLE IRAs permit certain small employers to establish SIMPLE plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a percentage of compensation in 2005 of up to $10,000 (or $12,000 if you are age 50 or over). The sponsoring employer is required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee's participation in the plan.

Roth IRAs, as described in Code section 408A, permit certain eligible individuals to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. A conversion of an IRA to a Roth IRA is generally subject to tax and other special rules apply. The Owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning in the year in which the conversion was made.

Corporate pension and profit-sharing plans under Section 401(a) of the Code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans for themselves and their employees. Adverse tax consequences to the retirement plan, the participant or both may result if the contract is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the Contract. A 10% penalty tax generally applies to distributions made before age 59 1/2, unless certain exceptions apply.

Tax Sheltered Annuities under section 403(b) of the Code allow employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, on a contract that will provide an annuity for the employee's retirement. These premium payments may be subject to FICA (social security) tax. Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988;
(2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning before January 1, 1989, are not allowed prior to age 59 1/2, severance from employment, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties. A 10% penalty tax generally applies to distributions made before age 59 1/2, unless certain exceptions apply.

   OTHER TAX ISSUES. Qualified Contracts have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan, adoption agreement, or consult a tax adviser for more information about these distribution rules.

Distributions from Qualified Contracts generally are subject to withholding for the Owner's federal income tax liability. The withholding rate varies according to the type of distribution and the Owner's tax status. The Owner will be provided the opportunity to elect not have tax withheld from distributions.

Taxable "eligible rollover distributions" from section 401(a) plans and section 403(b) tax sheltered annuities are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution from such a plan, except certain distributions such as distributions required by the Code, to an employee (or employee' spouse or former spouse as beneficiary or alternate payee), distributions in a specified annuity form or hardship distributions. The 20% withholding does not apply, however, if the Owner chooses a "direct rollover" from the plan to another tax-qualified plan, IRA or 403(b) plan, governmental 457 plan that agrees to separately account for rollover contributions.

FEDERAL ESTATE TAXES

While no attempt is being made to discuss the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate-planning advisor for more information.

GENERATION-SKIPPING TRANSFER TAX

Under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract. We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that Contract Owners currently receive. We make no guarantee regarding the tax status of any Contact and do not intend the above discussion as tax advice.

SALE OF THE CONTRACTS

We have entered into an Underwriting Agreement with our affiliate, Sunset Financial Services, Inc. ("Sunset Financial"), for the distribution and sale of the Contracts. Sunset Financial sells the Contracts through its sales representatives. Sunset Financial also may enter into selling agreements with other broker-dealers that in turn may sell the Contracts through their sales representatives.

The Franklin Templeton Variable Insurance Products Trust, the Seligman Portfolios, Inc., and the American Century Variable Portfolios (in connection with the American Century VP Inflation Protection Fund (Class II)), each have adopted a Distribution Plan in connection with its 12b-1 shares, and each, under its respective agreement with Sunset Financial, currently pays Sunset Financial fees in consideration of distribution services provided and expenses incurred in the performance of Sunset Financial's obligations under such agreements. All or some of these payments may be passed on to selling broker-dealers that have entered into a selling agreement with Sunset Financial. The Distribution Plans have been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows funds to pay fees to those who sell and distribute fund shares out of fund assets. Under the Distribution Plans, fees ranging up to 0.25% of Variable Account assets invested in the Funds are paid to Sunset Financial for its distribution-related services and expenses under such agreements.

We pay commissions to Sunset Financial for the sale of the Contracts by its sales representatives as well as selling firms. Sunset Financial will receive commissions of up to 5.75% of premiums paid. In addition, we may pay an asset -based commission of an amount up to 0.25%. Additional amounts may be paid in certain circumstances. Sunset Financial may pay additional compensation from its own resources to broker-dealers based on the level of Contract sales or premium payments. Sunset Financial does not retain any override as principal underwriter for the Contracts. However, under the Underwriting Agreement with Sunset Financial, we pay the following sales expenses: sales representative training allowances; deferred compensation and insurance benefits of registered persons; advertising expenses; and all other expenses of distributing the Contracts. We also pay for Sunset Financial's operating and other expenses.

Sunset Financial sales representatives and their managers are eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that Kansas City Life offers. These programs include conferences, seminars, meals, entertainment, payment for travel, lodging and entertainment, prizes, and awards, subject to applicable regulatory requirements. Sales of the Contracts may help sales representatives and their managers qualify for such benefits. Because they are also appointed insurance agents of Kansas City Life, Sunset Financial sales representatives may receive other payments from Kansas City Life for services that do not directly involve the sale of the Contracts, including payments made for the recruitment and training of personnel, production of promotional literature, and similar services.

Other selling broker-dealers may share commissions and additional amounts received for sales of the Contracts with their sales representatives in accordance with their programs for compensating sales representatives. These programs may also include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.

Commissions and other incentives or payment described above are not charged directly to Policy owners or the Variable Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.

LEGAL PROCEEDINGS

Kansas City Life and its affiliates, like other life insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, Kansas City Life believes that at the present time there are not pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account, on Sunset Financial's ability to perform under its principal underwriting agreement, or on Kansas City Life's ability to meet its obligations under the Contract.

COMPANY HOLIDAYS

We are closed on the following holidays: New Year's Day, President's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange recognizes holidays that fall on a Saturday on the previous Friday. We will recognize holidays that fall on a Sunday on the following Monday.

FINANCIAL STATEMENTS

The following financial statements for Kansas City Life are included in this Statement of Additional Information:

o  consolidated balance sheet as of December 31, 2004 and 2003; and
o related consolidated statements of income, stockholders' equity and cash flows for each of the years in the three-year period ended December 31, 2004.

The following financial statements for the Variable Account are included in this Statement of Additional Information:

o  statement of net assets as of December 31, 2004; and
o related statement of operations for the year ended December 31, 2004, statements of changes in net assets for each of the years in the two-year period ended December 31, 2004, except those individual series operating for portions of such period as disclosed in the financial statements, and financial highlights for each of the years in the three-year period ended December 31, 2004.

Kansas City Life's financial statements should be distinguished from financial statements of the Variable Account. You should consider Kansas City Life's financial statements only as an indication of Kansas City Life's ability to meet its obligations under the Contracts. You should not consider them as having an effect on the investment performance of the assets held in the Variable Account.

CONDENSED FINANCIAL INFORMATION

The unit values (in dollars) and the number of accumulation units for each Subaccount for the periods shown are as follows:

                                       NO. OF                                NO. OF
                                      UNITS AS                              UNITS AS
                                         OF          UNIT VALUE AS OF          OF            UNIT VALUE AS OF
                                      12-31-04     12-31-04      1-1-04      12-31-03      12-31-03      1-1-03
            AIM
   V.I. Dent Demographic               445,418         4.74        4.43       419,298          4.44        3.40
   Trends Fund (Series I
  Shares) (Effective on or
  about July 1, 2005, V.I.
      Dent Demographic
     Trends Fund will be
   renamed V.I. Demographic
 Trends Fund (Series I Shares))

      V.I. Technology Fund
       Series I Shares)                395,445         2.53        2.44       341,981          2.45        1.69

V.I. Premier Equity Fund (Series
  I Shares) (formerly known as
 INVESCO VIF -- Technology Fund
     (Series I Shares))                269,776         6.35        6.07       311,742          6.09        5.10

      AMERICAN CENTURY
   VP Capital Appreciation             367,882        10.40        9.78       390,728          9.80        8.49

     VP Income & Growth                393,185         7.13        6.39       386,192          6.40        5.18

VP Inflation Protection Fund
        (Class II)                      96,325        10.50       10.02        50,320         10.06

      VP International                 444,884        15.90       14.20       504,718         14.03       11.60

          VP Ultra                     121,995        12.53       11.46        53,762         11.48

          VP Value                     717,567         9.44        8.35       562,353          8.37        6.76

           CALAMOS

      Growth and Income              1,899,592        15.34       14.01     1,395,819         14.00       11.47

           DREYFUS

        Appreciation                   901,300        13.78       13.28       903,536         13.30       11.43

                                       NO. OF                                NO. OF
                                      UNITS AS                              UNITS AS
                                         OF         UNIT VALUE AS OF           OF            UNIT VALUE AS OF
                                      12-31-02    12-31-02      1-1-02      12-31-01      12-31-01      1-1-01
            AIM                        371,251        3.28        4.94       394,589          4.90        6.68
   V.I. Dent Demographic
   Trends Fund (Series I
  Shares) (Effective on or
  about July 1, 2005, V.I.
      Dent Demographic
     Trends Fund will be
   renamed V.I. Demographic
 Trends Fund (Series I Shares))

      V.I. Technology Fund
       Series I Shares)                318,425        1.63        3.02       253,770          3.01        5.04

V.I. Premier Equity Fund (Series
  I Shares) (formerly known as
 INVESCO VIF -- Technology Fund
     (Series I Shares))                299,481        4.94        7.18       235,650          7.18        8.04

      AMERICAN CENTURY

   VP Capital Appreciation             407,005        8.26       10.50       438,956         10.63       13.91

     VP Income & Growth                387,036        5.02        6.34       488,090          6.32        6.82

VP Inflation Protection Fund
        (Class II)

      VP International                 554,851       11.43       14.57       610,610         14.55       20.65

          VP Ultra

          VP Value                     509,854        6.59        7.62       383,125          7.64        6.74

           CALAMOS

      Growth and Income              1,219,555       11.29       11.90     1,102,523         11.94       12.51

           DREYFUS

        Appreciation                   900,065       11.14       13.65       921,942         13.56       14.94


     Developing Leaders              1,198,446       15.64       14.30     1,209,253         14.24       11.28

   Stock Index Fund, Inc.            1,974,714       14.19       12.96     1,934,470         13.00       10.61

Socially Responsible Growth
          Fund, Inc.                    74,179       24.47       23.32        91,101         23.37       19.41

          FEDERATED

  American Leaders Fund II             667,076       20.32       18.74       701,683         18.77       15.33

  High Income Bond Fund II             472,100       15.55       14.29       504,168         14.28       11.86

     Prime Money Fund II               496,302       12.18       12.25       620,055         12.52       12.34

     FRANKLIN TEMPLETON

Franklin Small-Mid Cap Growth
  Securities Fund (Class 2)
(formerly known as Franklin
  Small-Cap Fund (Class 2))            333,913        6.78        6.20       190,760          6.18        4.69

   Franklin Real Estate
      Fund (Class 2)                   353,300       19.89       15.27       235,173         15.31       11.50

Templeton Developing Markets
  Securities Fund (Class 2)             80,233       13.76       11.43        55,378         11.19        7.45

Templeton Foreign Securities
       Fund (Class 2)                  171,203       21.40       18.43       133,599         18.31       14.27

        J.P. MORGAN

   Mid Cap Value Portfolio             147,837       14.33       11.97        47,779         12.00

   Small Company Portfolio             160,995       17.47       13.93       137,120         13.93       10.64

     U.S. Large Cap Core

      Equity Portfolio                 165,669       14.25       13.20       181,306         13.20

             MFS

     Research Bond Series
(formerly known as Bond Series)        384,096       16.05       15.30       412,384         15.35       14.10

    Emerging Growth Series             988,598       16.56       14.86     1,058,250         14.87       11.96

       Research Series                 792,429       16.99       14.84       960,387         14.87       12.44

     Total Return Series               803,008       21.29       19.36       813,603         19.40       17.16

   Strategic Income Series              95,926       13.75       12.92       112,189         12.94       11.83

       Utilities Series                836,120       24.84       19.43       858,009         19.35       14.74

     Developing Leaders              1,282,099       10.97       13.67     1,212,035         17.35       14.26

   Stock Index Fund, Inc.            1,838,860       10.27       13.49     1,833,590         13.42       15.05

Socially Responsible Growth
          Fund, Inc.                   106,578       18.81       27.07       129,288         26.84       33.80

          FEDERATED

  American Leaders Fund II             757,149       14.91       18.92       803,723         18.95       12.06

  High Income Bond Fund II             468,639       11.85       11.91       539,719         11.85       11.85

     Prime Money Fund II               835,149       12.34       12.34       913,702         12.34       12.06

     FRANKLIN TEMPLETON

Franklin Small-Mid Cap Growth
  Securities Fund (Class 2)
(formerly known as Franklin
  Small-Cap Fund (Class 2))            113,154        4.57        6.49       101,690          6.50        7.26

   Franklin Real Estate
      Fund (Class 2)                   224,878       11.43       11.34        72,838         11.36       10.59

Templeton Developing Markets
  Securities Fund (Class 2)             26,015        7.42        7.56        14,670          7.53        8.29

Templeton Foreign Securities
       Fund (Class 2)                  119,919       14.05       17.58       100,204         17.49       21.09

        J.P. MORGAN

   Mid Cap Value Portfolio

   Small Company Portfolio             130,565       10.39       13.33       136,287         13.45       14.03

     U.S. Large Cap Core

      Equity Portfolio                 188,673       10.45       14.13       208,516         14.06       15.72

             MFS

     Research Bond Series

(formerly known as Bond Series)        357,755       14.24       13.18       318,363         13.26       12.46

    Emerging Growth Series           1,142,128       11.58       17.78     1,377,606         17.73       25.74

       Research Series               1,056,015       12.09       16.25     1,139,247         16.25       19.97

     Total Return Series               821,472       16.92       18.03       813,241         18.09       18.20

   Strategic Income Series              74,607       11.89       11.08        45,118         11.12       10.84

       Utilities Series                977,812       14.44       19.04     1,199,579         18.96       24.71

          SELIGMAN
  Capital Portfolio (Class 2)          611,798        6.11        5.71       552,731          5.72        4.42

Communications and Information
     Portfolio (Class 2)               560,217        6.16        5.63       445,901          5.64        4.08

  Smaller-Cap Value (Class 2)          141,347       15.48       13.20
 (formerly known as Small-Cap
   Value Portfolio (Class 2))

          SELIGMAN

  Capital Portfolio (Class 2)          496,576        4.28        6.51       446,571          6.49        7.18

Communications and Information
     Portfolio (Class 2)               380,892        3.97        6.34       318,950          6.32        5.78

  Smaller-Cap Value (Class 2)
 (formerly known as Small-Cap
   Value Portfolio (Class 2))

                                       NO. OF                                NO. OF
                                      UNITS AS                              UNITS AS
                                         OF          UNIT VALUE AS OF          OF            UNIT VALUE AS OF
                                      12-31-00     12-31-00      1-1-00      12-31-99      12-31-99      1-1-99
            AIM
   V.I. Dent Demographic               159,391         7.31                        NA            NA          NA
   Trends Fund (Series I
  Shares) (Effective on or
  about July 1, 2005, V.I.
      Dent Demographic
     Trends Fund will be
   renamed V.I. Demographic
 Trends Fund (Series I Shares))

      V.I. Technology Fund              87,053         5.82                        NA            NA          NA

V.I. Premier Equity Fund (Series
  I Shares) (formerly known as
 INVESCO VIF -- Technology Fund
     (Series I Shares))                 88,258         8.33                        NA            NA          NA

      AMERICAN CENTURY

   VP Capital Appreciation             390,944        14.98         13.79     201,336         13.79        8.55

     VP Income & Growth                299,942         6.99          7.84     127,360          7.84          NA

VP Inflation Protection Fund
        (Class II)

      VP International                 566,179        20.84         25.75     351,829         25.75       16.30

          VP Ultra

          VP Value                     177,783         6.87          5.75     119,093          5.75          NA

           CALAMOS

      Growth and Income                765,350        12.73         12.08     175,917         12.08          NA

           DREYFUS

        Appreciation                   990,125        15.16         15.29     850,787         15.29       14.07

     Developing Leaders              1,195,417        14.86         13.05   1,022,402         13.05       10.87

   Stock Index Fund, Inc.            1,779,126        15.50         17.15   1,478,541         17.15       14.55

                                       NO. OF                                NO. OF
                                      UNITS AS                              UNITS AS
                                         OF          UNIT VALUE AS OF          OF            UNIT VALUE AS OF
                                      12-31-98     12-31-98      1-1-98      12-31-97      12-31-97      1-1-97
            AIM
   V.I. Dent Demographic
   Trends Fund (Series I
  Shares) (Effective on or
  about July 1, 2005, V.I.
      Dent Demographic
     Trends Fund will be
   renamed V.I. Demographic
 Trends Fund (Series I Shares))             NA           NA          NA            NA            NA          NA

      V.I. Technology Fund                  NA           NA          NA            NA            NA          NA

V.I. Premier Equity Fund (Series
  I Shares) (formerly known as
 INVESCO VIF -- Technology Fund
     (Series I Shares))                     NA           NA          NA            NA            NA          NA

      AMERICAN CENTURY

   VP Capital Appreciation             209,506         8.59        8.84       200,605          8.90        9.15

     VP Income & Growth                     NA           NA          NA            NA            NA          NA

VP Inflation Protection Fund
        (Class II)

      VP International                 318,032        15.71       13.49       188,540         13.41       11.37

          VP Ultra

          VP Value                          NA           NA          NA            NA            NA          NA

           CALAMOS

      Growth and Income                     NA           NA          NA            NA            NA          NA

           DREYFUS

        Appreciation                   522,930        14.08       11.07       154,014         10.97          NA

     Developing Leaders                916,842        10.95       11.45       349,294         11.50          NA

   Stock Index Fund, Inc.              866,145        14.56       11.57       355,380         11.52          NA

Socially Responsible Growth
          Fund, Inc.                   128,985        35.16         39.60      46,470         39.60          NA

          FEDERATED

  American Leaders Fund II             887,788        20.06         19.49     880,408         19.49       18.91

  High Income Bond Fund II             593,275        11.85         13.19     725,350         13.19       13.12

     Prime Money Fund II             1,116,955        12.06         11.55   1,637,233         11.54       11.19

     FRANKLIN TEMPLETON

Franklin Small-Mid Cap Growth
  Securities Fund (Class 2)
(formerly known as Franklin
  Small-Cap Fund (Class 2))             56,941         7.77            NA          NA            NA          NA

   Franklin Real Estate
      Fund (Class 2)                       891        10.68            NA          NA            NA          NA

Templeton Developing Markets
  Securities Fund (Class 2)              6,136         8.31            NA          NA            NA          NA

Templeton Foreign Securities
       Fund (Class 2)                   91,151        21.12         22.10      42,265         22.10          NA

        J.P. MORGAN

   Mid Cap Value Portfolio

   Small Company Portfolio             113,029        14.83         16.80      15,815         16.80          NA

     U.S. Large Cap Core

      Equity Portfolio                 187,119        16.18         18.27      64,227         18.28          NA

             MFS

     Research Bond Series              234,751        12.37         11.42     248,885         11.42       11.84
(formerly known as Bond Series)

    Emerging Growth Series           1,305,640        27.03         34.34     959,024         34.34       19.52

       Research Series               1,076,208        20.93         22.00     854,627         22.00       18.15

     Total Return Series               681,939        18.30         15.75     663,964         15.75       15.71

   Strategic Income Series              45,710        10.77         10.39      37,881         10.39       10.89

       Utilities Series              1,096,546        25.37         23.78     779,090         23.78       18.78

          SELIGMAN

  Capital Portfolio (Class 2)          166,517         7.85            NA          NA            NA          NA

Socially Responsible Growth
          Fund, Inc.                        NA           NA          NA            NA            NA          NA

          FEDERATED

  American Leaders Fund II             671,781        18.89       16.33       341,341         16.29       12.43

  High Income Bond Fund II             629,345        13.10       12.94       348,642         12.93       11.52

     Prime Money Fund II               732,947        11.19       10.81       141,386         10.81       10.45

     Franklin Templeton

Franklin Small-Mid Cap Growth
  Securities Fund (Class 2)
(formerly known as Franklin
  Small-Cap Fund (Class 2))                 NA           NA          NA            NA            NA          NA

   Franklin Real Estate
      Fund (Class 2)                        NA           NA          NA            NA            NA          NA

Templeton Developing Markets
  Securities Fund (Class 2)                 NA           NA          NA            NA            NA          NA

Templeton Foreign Securities
       Fund (Class 2)                       NA           NA          NA            NA            NA          NA

        J.P. MORGAN

   Mid Cap Value Portfolio

   Small Company Portfolio                  NA           NA          NA            NA            NA          NA

     U.S. Large Cap Core

      Equity Portfolio                      NA           NA          NA            NA            NA          NA

             MFS

     Research Bond Series              228,058        11.83       11.29        94,899         11.23       10.29
(formerly known as Bond Series)

    Emerging Growth Series             772,321        19.57       14.82       518,578         14.79       12.17

       Research Series                 770,593        18.23       15.01       516,667         14.99       12.51

     Total Return Series               525,904        15.73       14.23       292,413         14.20       11.81

   Strategic Income Series              32,531        10.83       10.16        36,847         10.17        0.39

       Utilities Series                476,246        18.63       15.96       204,977         16.00       12.21

          SELIGMAN

  Capital Portfolio (Class 2)               NA           NA          NA            NA            NA          NA

Communications and Information
     Portfolio (Class 2)               123,595         6.10            NA          NA            NA          NA

  Smaller-Cap Value (Class 2)                                          NA          NA            NA          NA
 (formerly known as Small-Cap
   Value Portfolio (Class 2))

Communications and Information
     Portfolio (Class 2)                    NA           NA          NA            NA            NA          NA

  Smaller-Cap Value (Class 2)               NA           NA          NA            NA            NA          NA
 (formerly known as Small-Cap
   Value Portfolio (Class 2))

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS
  ADDITIONAL CONTRACT PROVISIONS...........................................  1

     THE CONTRACT..........................................................  1
     INCONTESTABILITY......................................................  1
     MISSTATEMENT OF AGE OR SEX............................................  1
     NON-PARTICIPATION.....................................................  1
     TAX STATUS OF THE CONTRACTS...........................................  1

  CONTROL OF THE CONTRACT..................................................  2

     OWNERSHIP.............................................................  2
     CHANGE OF OWNERSHIP...................................................  2
     ASSIGNMENT............................................................  2
     BENEFICIARY...........................................................  2
     SIMULTANEOUS DEATH OF BENEFICIARY AND ANNUITANT.......................  2
     SALE OF THE CONTRACTS.................................................  2

  CALCULATION OF YIELDS AND TOTAL RETURNS..................................  3

     FEDERATED PRIME MONEY FUND II SUBACCOUNT YIELDS.......................  3
     OTHER SUBACCOUNT YIELDS...............................................  4
     STANDARD SUBACCOUNT AVERAGE ANNUAL TOTAL RETURNS......................  4
     OTHER TOTAL RETURNS...................................................  5
     EFFECT OF THE ANNUAL TOTAL RETURNS....................................  5

  SAFEKEEPING OF ACCOUNT ASSETS............................................  5

  STATE REGULATION.........................................................  5

  RECORDS AND REPORTS......................................................  5

  LEGAL MATTERS............................................................  5

  EXPERTS..................................................................  6

  OTHER INFORMATION........................................................  6

  FINANCIAL STATEMENTS.....................................................  6

--------------------------------------------------------------------------------

To order a copy of the Statement of Additional Information you must complete and mail the form below, or you may call (800) 616-3670 to order a copy.

To: Kansas City Life Insurance Company
    Variable Administration Department
    P.O. Box 219364
    Kansas City, Missouri 64121-9364

Please mail a copy of the Statement of Additional Information for the Kansas City Life Variable Annuity Separate Account to:

Name:---------------------------------------------------------------------------

Address:------------------------------------------------------------------------

City----------------------  State ---------  Zip------------

Signature of Requestor:------------------------------------  Date:--------------

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                       KANSAS CITY LIFE INSURANCE COMPANY
                                  3520 BROADWAY
                                 P.O. BOX 219364
                        KANSAS CITY, MISSOURI 64121-9364
                                 (800) 616-3670

                       STATEMENT OF ADDITIONAL INFORMATION
               KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
         INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT

This Statement of Additional Information contains information in addition to the information described in the Prospectus for an individual flexible premium deferred variable annuity contract (the "Contract") we offer. This Statement of Additional Information is not a Prospectus and you should read it only in conjunction with the Prospectus for the Contract and the prospectuses for the Funds. The Prospectus is dated the same as this Statement of Additional Information. Terms defined in the Prospectus have the same meaning in this Statement of Additional Information. You may obtain a copy of the Prospectus by writing or calling Kansas City Life at the address or phone number shown above.

      THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS MAY 2, 2005.

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

                                                                                                     PAGE
ADDITIONAL CONTRACT PROVISIONS .....................................................................    1
       THE CONTRACT ................................................................................    1
       INCONTESTABILITY ............................................................................    1
       MISSTATEMENT OF AGE OR SEX...................................................................    1
       NON-PARTICIPATION ...........................................................................    1
       TAX STATUS OF THE CONTRACTS..................................................................    1

CONTROL OF THE CONTRACT.............................................................................    2
       OWNERSHIP....................................................................................    2
       CHANGE OF OWNERSHIP .........................................................................    2
       ASSIGNMENT...................................................................................    2
       BENEFICIARY .................................................................................    2
       SIMULTANEOUS DEATH OF BENEFICIARY AND ANNUITANT..............................................    2
       SALE OF THE CONTRACTS .......................................................................    2

CALCULATION OF YIELDS AND TOTAL RETURNS ............................................................    3
       FEDERATED PRIME MONEY FUND II SUBACCOUNT YIELDS..............................................    3
       OTHER SUBACCOUNT YIELDS......................................................................    5
       STANDARD SUBACCOUNT AVERAGE ANNUAL  TOTAL RETURNS............................................    5
       OTHER TOTAL RETURNS..........................................................................    6
       EFFECT OF THE ANNUAL ADMINISTRATION FEE ON PERFORMANCE DATA .................................    6

SAFEKEEPING OF ACCOUNT ASSETS.......................................................................    6

STATE REGULATION ...................................................................................    6

RECORDS AND REPORTS.................................................................................    7

LEGAL MATTERS ......................................................................................    8

EXPERTS.............................................................................................    8

OTHER INFORMATION ..................................................................................    8

FINANCIAL STATEMENTS................................................................................    8

ADDITIONAL CONTRACT PROVISIONS

THE CONTRACT
The entire Contract is made up of the contract and the application. The statements made in the application are deemed representations and not warranties. We cannot use any statement to deny a claim or to void the Contract unless it is in the application and we attach a copy of the application to the Contract at issue.

INCONTESTABILITY
We will not contest the Contract after it has been in force during the Annuitant's lifetime for two years from the Contract Date of the Contract.

MISSTATEMENT OF AGE OR SEX
If the age or sex of the Annuitant has been misstated, the amount that we will pay is the amount that the proceeds would have purchased at the correct age and sex.

If we make an overpayment because of an error in age or sex, the overpayment plus interest at 3% (compounded annually) will be a debt against the Contract. If you do not repay this amount, we will reduce future payments accordingly.

If an underpayment is made because of an error in age or sex, we will calculate any annuity payments at the correct age and sex and we will adjust future payments. We will pay the underpayment with interest at 3% (compounded annually) in a single sum.

NON-PARTICIPATION
The Contract is not eligible for any dividends and will not participate in our surplus earnings.

TAX STATUS OF THE CONTRACTS
Tax law imposes several requirements that variable annuities must satisfy in order to receive the tax treatment normally accorded to annuity contracts.

         DIVERSIFICATION REQUIREMENTS. The Internal Revenue Code ("Code") requires that the investments of each investment division of the separate account underlying the contracts be "adequately diversified" in order for the Contracts to be treated as annuity contracts for Federal income tax purposes. It is intended that the Variable Account, through each Portfolio of the Funds, will satisfy these diversification requirements.

         OWNER CONTROL. In certain circumstances, owners of variable annuity contracts have been considered for Federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract, such as the flexibility of an Owner to allocate premium payments and transfer amounts among the investment divisions of the separate account, have not been explicitly addressed in published rulings. While we believe that the Contract does not give an Owner investment control over separate account assets, we reserve the right to modify the Contract as necessary to prevent an Owner from being treated as the owner of the separate account assets supporting the Contract.

         REQUIRED DISTRIBUTIONS. In order to be treated as an annuity contract for Federal income tax purposes, Section 72(s) of the Code requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of an Owner of the Contract. Specifically, section 72(s) requires that: (a) if any Owner dies on or after the annuity starting date, but prior to the time the entire interest in the Contract has been distributed, the entire interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such Owner's death; and (b) if any Owner dies prior to the annuity starting date, the entire interest in the Contract will be distributed within five years after the date of such Owner's death. These requirements will be considered satisfied as to any portion of an Owner's interest which is payable to or for the benefit of a designated Beneficiary and which is distributed over the life of such designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of the Owner's death. The designated Beneficiary refers to a natural person designated by the Owner as a Beneficiary and to whom ownership of the Contract passes by reason of death. However, if the designated

Beneficiary is the surviving spouse of the deceased Owner, the Contract may be continued with the surviving spouse as the new Ow ner.

The Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Other rules may apply to Qualified Contracts.

CONTROL OF THE CONTRACT

OWNERSHIP
The Annuitant is the owner unless otherwise provided in the application. As owner, you may exercise every right provided by your contract. These rights and privileges end at the Annuitant's death.

The consent of the beneficiary is required to exercise these rights if you have not reserved the right to change the beneficiary.

CHANGE OF OWNERSHIP
You may change the ownership of this contract by giving written notice to us. The change will be effective on the date your written notice was signed but will have no effect on any payment made or other action taken by us before we receive it. We may require that the contract be submitted for endorsement to show the change.

Certain federal income tax consequences may apply to a change of ownership on non-qualified contracts. You should consult with your tax advisor before requesting any changes of ownership on a non-qualified contract.

ASSIGNMENT
An assignment is a transfer of some or all of your rights under this contract. No assignment will be binding on us unless made in writing and filed at our Home Office. We assume no responsibility for the validity or effect of any assignment.

Certain federal income tax consequences may apply to an assignment. You should consult with your tax advisor before requesting an assignment.

BENEFICIARY

The beneficiary is shown on the application or in the last beneficiary designation filed with us. Death proceeds will be paid to the beneficiary except as provided in this Section.

If any beneficiary dies before the Annuitant, that beneficiary's interest will pass to any other bene ficiaries according to their respective interest.

If all beneficiaries die before the Annuitant, we will pay death proceeds to you, if living, otherwise to your estate or legal successors.

Unless you have waived the right to do so, you may change the beneficiary by filing a written notice in a form satisfactory to us. In order to be effective, the written notice for change of beneficiary must be signed while your contract is in force and the Annuitant is living. The change will be effective on the date your written notice was signed but will have no effect on any payment made or other action taken by us before we receive it.

The interest of any beneficiary will be subject to:

(1)  any assignment of this contract which is binding on us; and
(2)  any optional settlement agreement in effect at the Annuitant's death.

SIMULTANEOUS DEATH OF BENEFICIARY AND ANNUITANT
We will pay death proceeds as though the beneficiary died before the Annuitant if:
(1) the beneficiary dies at the same time as or within 15 days of the Annuitant's death; and
(2) we have not paid the proceeds to the beneficiary within this 15-day period.

SALE OF THE CONTRACTS

We offer the Contracts to the public on a continuous basis through Sunset Financial Services, Inc. ("Sunset Financial"). We anticipate continuing to offer the Contracts, but reserve the right to discontinue the offering.

Sunset Financial is responsible for distributing the Contracts pursuant to an Underwriting Agreement with us. Sunset Financial serves as principal underwriter for the Contracts. Sunset Financial, incorporated in the state of Washington on April 23, 1964, is a wholly owned subsidiary of Kansas City Life Insurance Company, and has its principal business address at P.O. Box 219365, Kansas City, Missouri 64121-9365. Sunset Financial is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the "1934 Act"), and is a member of NASD, Inc. (the "NASD"). Sunset Financial is a member of the Securities Investor Protection Corporation.

Sunset Financial offers the Contracts through its sales representatives. Sunset Financial may also enter into selling agreements with other broker-dealers for sales of the Contracts through their sales representatives. Sales representatives must be licensed as insurance agents and appointed by us.

We pay commissions to Sunset Financial for sales of the Contracts, which Sunset Financial shares with its sales representatives and also with broker-dealers who have entered into selling agreements.

Sunset Financial received sales compensation with respect to the Contracts in the following amounts during the periods indicated:

-----------------------------------------------------------------------------------------------------------------------
     Fiscal Year                   Aggregate Amount of                  Aggregate Amount of Commissions Retained by
                                   Commissions Paid to               Sunset Financial After Payments to its Registered
                                    Sunset Financial*                       Persons and Other Broker-Dealers
-----------------------------------------------------------------------------------------------------------------------
       2002                           $2,411,265.89                                      $72,080.80
       2003                           $2,675,443.00                                      $78,720.00
       2004                           $2,781,947.00                                      $127,807.00
-----------------------------------------------------------------------------------------------------------------------

* Includes sales compensation paid to registered persons of Sunset Financial.

Sunset Financial passes through commissions it receives and does not retain any override as principal underwriter for the Contracts.

CALCULATION OF YIELDS AND TOTAL RETURNS
From time to time, we may disclose yields, total returns, and other performance data pertaining to the Contracts for a Subaccount. Such performance data will be computed, or accompanied by performance data computed, in accordance with the standards defined by the SEC.

Because of the charges and deductions imposed under a Contract, the yield for the Subaccounts will be lower than the yield for their respective Portfolios. The calculations of yields, total returns, and other performance data do not reflect the effect of any premium tax that may be applicable to a particular Contract. Premium taxes currently range from 0% to 3.5% of premium based on the state in which the Contract is sold.

FEDERATED PRIME MONEY FUND II SUBACCOUNT YIELDS
From time to time, advertisements and sales literature may quote the current annualized yield of the Federated Prime Money Fund II Subaccount for a seven-day period in a manner that does not take into consideration any realized or unrealized gains or losses, or income other than investment income, on shares of the Federated Prime Money Fund II or on its portfolio securities.

This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and exclusive of income other than investment income) at the end of the seven-day period in the value of a hypothetical account under a Contract having a balance of one unit of the Federated Prime Money Fund II Subaccount at the beginning of the period, dividing such net change in account value by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis.

The net change in account value reflects:

(1) net income from the Federated Prime Money Fund II attributable to the hypothetical account; and

(2) charges and deductions imposed under the Contract which are attributable to the hypothetical account.

The charges and deductions include the per unit charges for the hypothetical account for:

(1)  the annual administration fee,

(2)  the asset-based administration charge, and

(3)  the mortality and expense risk charge.

For purposes of calculating current yields for a Contract, an average per unit administrative fee is used based on the $30 annual administration fee deducted at the beginning of each Contract Year and an assumed account size equal to the subaccount's average account size.

Because of the charges and deductions imposed under the Contract, the yield for the Federated Prime Money Fund II Subaccount will be lower than the yield for the Federated Prime Money Fund II.

The current and effective yields on amounts held in the Federated Prime Money Fund II Subaccount normally will fluctuate on a daily basis. THEREFORE, THE DISCLOSED YIELD FOR ANY GIVEN PAST PERIOD IS NOT AN INDICATION OR REPRESENTATION OF FUTURE YIELDS OR RATES OF RETURN. The Federated Prime Money Fund II Subaccount's actual yield is affected by:

o    changes in interest rates on money market securities;
o    average portfolio maturity of the Federated Prime Money Fund II;
o the types and quality of portfolio securities held by the Federated Prime Money Fund II; and
o    the Federated Prime Money Fund II's operating expenses.

Yields on amounts held in the Federated Prime Money Fund II Subaccount may also be presented for periods other than a seven-day period.

OTHER SUBACCOUNT YIELDS
From time to time, sales literature or advertisements may quote the current annualized yield of one or more of the Subaccounts (except the Federated Prime Money Fund II Subaccount) for a Contract for 30-day or one-month periods. The annualized yield of a Subaccount refers to income generated by the Subaccount during a 30-day or one-month period that is assumed to be generated each period over a 12-month period.

The yield is computed by:

(1) dividing the net investment income of the Portfolio attributable to the Subaccount units less Subaccount expenses for the period; by

(2) the maximum offering price per unit on the last day of the period times the daily average number of units outstanding for the period; by

(3)  compounding that yield for a six -month period; and by

(4) multiplying that result by two. Expenses attributable to the Subaccount include the annual administration fee, asset-based administration charge, and mortality and expense risk charge.

The yield calculation assumes an annual administration fee of $30 per year per Contract deducted at the beginning of each Contract Year. For purposes of calculating the 30-day or one-month yield, an average annual administration fee per dollar of Contract value in the Account is used to determine the amount of the charge attributable to the Subaccount for the 30-day or one-month period.

Because of the charges and deductions imposed under the Contracts, the yield for the Subaccount will be lower than the yield for the corresponding Funds' Portfolio.

The yield on the amounts held in the Subaccounts normally will fluctuate over time. THEREFORE, THE DISCLOSED YIELD FOR ANY GIVEN PAST PERIOD IS NOT AN INDICATION OR REPRESENTATION OF FUTURE YIELDS OR RATES OF RETURN. A Subaccount's actual yield is affected by the types and quality of portfolio securities held by the corresponding Portfolio and its operating expenses.

Yield calculations do not take into account the surrender charge under the Contract equal to 2% to 7% of the amount surrendered during the first seven Contract years. Subject to certain restrictions, a surrender charge will not be imposed upon surrender or on the first partial surrender in any Contract year on an amount up to 10% of the Contract Value as of the beginning of the Contract Year.

STANDARD SUBACCOUNT AVERAGE ANNUAL TOTAL RETURNS
From time to time, sales literature or advertisements may also quote standard subaccount average annual total returns for the Subaccounts for various periods of time.

When a Subaccount has been in operation for one, five and 10 years, respectively, the standard subaccount average annual total return for these periods will be provided. Standard subaccount average annual total returns for other periods of time may, from time to time, also be disclosed.

Standard subaccount average annual total returns represent the average annual compounded rates of return that would equate an initial investment of $10,000 under a Contract to the redemption value of that investment as of the last day of each of the periods. The ending date for each period for which total return quotations are provided will be for the most recent month-end practicable, considering the type and media of the communication that will be stated in the communication.

We will calculate standard subaccount average annual total returns using Subaccount unit values which we calculate on each valuation day based on:

o    the performance of the Subaccount's underlying Portfolio;
o    the deductions for the annual administration fee;
o    asset-based administration charge; and

o    mortality and expense risk charge.

The calculation assumes that the annual administration fee is $30 per year per Contract deducted at the beginning of each Contract year. For purposes of calculating average annual total return, an average per dollar annual administration fee attributable to the hypothetical account for the period is used based on an account size equal to the subaccount's average account size. The calculation also assumes surrender of the Contract at the end of the period for the return quotation. Standard subaccount average annual total returns will therefore reflect a deduction of the surrender charge for any period less than eight years.

OTHER TOTAL RETURNS

         ADJUSTED HISTORIC PORTFOLIO AVERAGE ANNUAL TOTAL RETURN. From time to time, sales literature or advertisements may also quote total returns for periods prior to the date the Variable Account began operations. Such performance information will be calculated based on the performance of the Portfolios and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Portfolios, with the level of Contract charges currently in effect.

From time to time, sales literature or advertisements may also quote Adjusted His toric Portfolio Average Annual Total Returns that do not reflect the surrender charge. These are calculated in exactly the same way as the Adjusted Historic Portfolio Average Annual Total Returns described above, except that the ending redeemable value of the hypothetical account for the period is replaced with an ending value for the period that does not take into account any charges on amounts surrendered.

We may disclose cumulative total returns in conjunction with the standard formats described above.

EFFECT OF THE ANNUAL ADMINISTRATION FEE ON PERFORMANCE DATA
The Contract provides for a $30 annual administration fee (waived for Contracts with a Contract Value of at least $50,000 at the beginning of the Contract Year) to be deducted annually at the beginning of each Contract Year, from the Subaccounts and the Fixed Account based on the proportion that the value of each such account bears to the total Contract Value. For purposes of reflecting the annual administration fee in yield and total return quotations, the annual charge is converted into a per-dollar per-day charge based on the average Contract Value in the Variable Account of all Contracts on the last day of the period for which quotations are provided. The per-dollar per-day average charge will then be adjusted to reflect the basis upon which the particular quotation is calculated.

SAFEKEEPING OF ACCOUNT ASSETS
We hold the title to the assets of the Variable Account. The assets are kept physically segregated and held separate and apart from our A ccount assets and from the assets in any other separate account.

Records are maintained of all purchases and redemption's of Portfolio shares held by each of the Subaccounts.

Our officers and employees are covered by an insurance company blanket bond issued by Fidelity and Deposit Company of Maryland to Kansas City Life in the amount of $5,000,000. The bond insures against dishonest and fraudulent acts of officers and employees.

STATE REGULATION

We are subject to regulation and supervision by the Department of Insurance of the State of Missouri, which periodically examines our affairs. We are also subject to the insurance laws and regulations of all jurisdictions where we are authorized to do business. A copy of the Contract form has been filed with, and whe re required approved by, insurance officials in each jurisdiction where the Contracts are sold. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in whic h we do business for the purposes of determining solvency and compliance with local insurance laws and regulations.

RECORDS AND REPORTS
We will retain all records and accounts relating to the Variable Account. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to Contract Owners semi-annually at the Owner's last known address of record.

LEGAL MATTERS
All matters relating to Missouri law pertaining to the Contracts, including the validity of the Contracts and Kansas City Life's authority to issue the Contracts, have been passed upon by William A. Schalekamp, General Counsel of Kansas City Life. Sutherland Asbill & Brennan LLP of Washington, D.C. has provided legal advice on certain matters relating to the federal securities laws.

EXPERTS
KPMG LLP
Suite 1600
1000 Walnut
Kansas City, MO 64106
The consolidated financial statements of Kansas City Life Insurance Company as of December 31, 2003 and 2002 and for each of the years in the three-year period ended December 31, 2003, and the statement of net assets of the Variable Account as of December 31, 2003 and the related statements of operations for the year ended December 31, 2003 and statements of changes in net assets for each of the years in the two-year period ended December 31, 2003, except those individual series operating for portions of such period as disclosed in the financial statements and financial highlights for each of the years in the three-year period ended December 31, 2003, have been included herein in reliance upon the report of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

OTHER INFORMATION
A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.

FINANCIAL STATEMENTS
The following financial statements for Kansas City Life are included in this Statement of Additional Information:

o    consolidated balance sheet as of December 31, 2003 and 2002; and

o related consolidated statements of income, stockholders' equity and cash flows for each of the years in the three-year period ended December 31, 2003.

The following financial statements for the Variable Account are included in this Statement of Additional Information:

o    statement of net assets as of December 31, 2003; and

o related statement of operations for the year ended December 31, 2003, statements of changes in net assets for each of the years in the two-year period ended December 31, 2003, except those individual series operating for portions of such period as disclosed in the financial statements, and financial hig hlights for each of the years in the three-year period ended December 31, 2003.

Kansas City Life's financial statements should be distinguished from financial statements of the Variable Account. You should consider Kansas City Life's financial statements only as an indication of Kansas City Life's ability to meet its obligations under the Contracts. You should not consider them as having an effect on the investment performance of the assets held in the Variable Account.

                       KANSAS CITY LIFE INSURANCE COMPANY
                           CONSOLIDATED BALANCE SHEETS
                    (amounts in thousands, except share data)

                                                                             December 31
                                                                     ---------------------------
                                                                        2004              2003
                                                                     ----------       ----------
ASSETS
Investments:
    Fixed maturity securities available for sale, at fair value
        (amortized cost: 2004 - $2,863,781; 2003 - $2,730,612)       $2,962,114       $2,814,485
    Equity securities available for sale, at fair value
        (cost: 2004 - $61,812; 2003 - $62,203)                           63,099           63,808
    Mortgage loans                                                      430,632          456,656
    Real estate                                                          91,519          112,691
    Policy loans                                                        108,546          114,420
    Short-term investments                                               67,980           71,823
    Other investments                                                     2,081              903
                                                                     ----------       ----------
        Total investments                                             3,725,971        3,634,786

Cash                                                                      4,147           20,029
Accrued investment income                                                39,928           39,132
Deferred acquisition costs                                              229,712          237,702
Value of business acquired                                               96,853          106,334
Reinsurance receivables                                                 156,839          152,729
Property and equipment                                                   31,595           32,981
Other assets                                                             27,118           21,303
Separate account assets                                                 353,983          304,691
                                                                     ----------       ----------
        Total assets                                                 $4,666,146       $4,549,687
                                                                     ==========       ==========
LIABILITIES
Future policy benefits                                               $  859,890       $  859,767
Policyholder account balances                                         2,299,470        2,248,215
Policy and contract claims                                               34,200           33,012
Other policyholder funds                                                 97,030          101,084
Notes payable                                                            92,220          133,670
Income taxes                                                             53,703           36,918
Other liabilities                                                       182,754          187,892
Separate account liabilities                                            353,983          304,691
                                                                     ----------       ----------
        Total liabilities                                             3,973,250        3,905,249
                                                                     ----------       ----------
STOCKHOLDERS' EQUITY
Common stock, par value $1.25 per share
    Authorized 36,000,000 shares, issued 18,496,680 shares               23,121           23,121
Additional paid in capital                                               24,279           23,310
Retained earnings                                                       733,499          688,800
Accumulated other comprehensive income                                   26,231           23,418
Less treasury stock, at cost (2004 - 6,550,287 shares;
    2003 - 6,572,087 shares)                                           (114,234)        (114,211)
                                                                     ----------       ----------
        Total stockholders' equity                                      692,896          644,438
                                                                     ----------       ----------

        Total liabilities and stockholders' equity                   $4,666,146       $4,549,687
                                                                     ==========       ==========

          See accompanying Notes to Consolidated Financial Statements.

                       KANSAS CITY LIFE INSURANCE COMPANY
                        CONSOLIDATED STATEMENTS OF INCOME
                    (amounts in thousands, except share data)

                                                             Year Ended December 31
                                                       -----------------------------------
                                                         2004          2003         2002
                                                       --------      --------     --------
REVENUES
Insurance revenues:
    Premiums                                           $188,881      $211,468     $186,284
    Contract charges                                    115,710       110,006      105,520
    Reinsurance ceded                                   (54,490)      (48,830)     (43,223)
                                                       --------      --------     --------
        Total insurance revenues                        250,101       272,644      248,581
Investment revenues:
    Net investment income                               197,975       194,763      194,235
    Realized investment gains (losses)                   45,929       (29,280)     (18,240)
Other revenues                                            8,468         9,387       14,779
                                                       --------      --------     --------
        Total revenues                                  502,473       447,514      439,355
                                                       --------      --------     --------

BENEFITS AND EXPENSES
Policyholder benefits                                   185,155       207,914      187,335
Interest credited to policyholder account balances       96,497        92,278       87,587
Amortization of deferred acquisition costs
    and value of business acquired                       40,607        38,096       31,094
Operating expenses                                       98,531        99,995       95,518
                                                       --------      --------     --------
        Total benefits and expenses                     420,790       438,283      401,534
                                                       --------      --------     --------

Income before income tax expense (benefit)               81,683         9,231       37,821
                                                       --------      --------     --------

Income tax expense (benefit)                             23,996        (5,562)       6,272
                                                       --------      --------     --------

NET INCOME                                             $ 57,687      $ 14,793     $ 31,549
                                                       ========      ========     ========
Basic and diluted earnings per share:
    Net income                                         $   4.83      $   1.24     $   2.63
                                                       ========      ========     ========

          See accompanying Notes to Consolidated Financial Statements.

                       KANSAS CITY LIFE INSURANCE COMPANY
                 CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
                    (amounts in thousands, except share data)


                                                               Year Ended December 31
                                                       ---------------------------------------
                                                          2004          2003           2002
                                                       ---------      ---------      ---------
COMMON STOCK, beginning and end of year                $  23,121      $  23,121      $  23,121
                                                       ---------      ---------      ---------

ADDITIONAL PAID IN CAPITAL
Beginning of year                                         23,310         22,605         21,744
Excess of proceeds over cost of treasury stock sold          969            705            861
                                                       ---------      ---------      ---------

    End of year                                           24,279         23,310         22,605
                                                       ---------      ---------      ---------
RETAINED EARNINGS
Beginning of year                                        688,800        686,847        668,255
Net income                                                57,687         14,793         31,549
Stockholder dividends of $1.08 per share
    (2003 - $1.08; 2002 - $1.08)                         (12,988)       (12,840)       (12,957)
                                                       ---------      ---------      ---------

    End of year                                          733,499        688,800        686,847
                                                       ---------      ---------      ---------
ACCUMULATED OTHER COMPREHENSIVE
    INCOME (LOSS)
Beginning of year                                         23,418        (24,437)       (38,806)
Other comprehensive income                                 2,813         47,855         14,369
                                                       ---------      ---------      ---------

    End of year                                           26,231         23,418        (24,437)
                                                       ---------      ---------      ---------
TREASURY STOCK, at cost
Beginning of year                                       (114,211)      (110,639)      (108,630)
Cost of 12,227 shares acquired
    (2003 - 96,472 shares; 2002 - 67,470 shares)            (506)        (3,925)        (2,535)
Cost of 34,027 shares sold
    (2003 - 24,882 shares; 2002 - 37,025 shares)             483            353            526
                                                       ---------      ---------      ---------

    End of year                                         (114,234)      (114,211)      (110,639)
                                                       ---------      ---------      ---------

TOTAL STOCKHOLDERS' EQUITY                             $ 692,896      $ 644,438      $ 597,497
                                                       =========      =========      =========

          See accompanying Notes to Consolidated Financial Statements.

                       KANSAS CITY LIFE INSURANCE COMPANY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (amounts in thousands)


                                                                Year Ended December 31
                                                       -----------------------------------------
                                                          2004           2003             2002
                                                       ---------      -----------      ---------
OPERATING ACTIVITIES
Net income                                             $  57,687      $    14,793      $  31,549
Adjustments to reconcile net income to
   net cash provided by operating activities:
      Amortization of investment premium (discount)       13,387            4,287           (641)
      Depreciation                                         5,175           12,949          5,916
      Acquisition costs capitalized                      (26,136)         (29,575)       (27,868)
      Amortization of deferred acquisition costs          32,906           30,224         23,568
      Amortization of value of business acquired           7,959            6,993          7,156
      Realized investment (gains) losses                 (45,929)          29,280         18,240
      Changes in assets and liabilities:
         Legal settlement liability                            -                -        (16,965)
         Future policy benefits                              123           20,115         (8,209)
         Policyholder account balances                    (2,120)          30,118         44,878
         Income taxes payable and deferred                16,124          (17,237)        (2,271)
      Other, net                                         (23,443)          (7,800)       (26,590)
                                                       ---------      -----------      ---------
      Net cash provided                                   35,733           94,147         48,763
                                                       ---------      -----------      ---------
INVESTING ACTIVITIES
Purchases of investments:
   Fixed maturity securities                            (726,948)      (1,251,481)      (788,919)
   Equity securities                                      (6,957)          (4,279)        (5,598)
   Mortgage loans                                        (72,265)        (149,344)       (76,186)
   Real estate                                            (8,287)         (41,329)       (21,170)
   Other investment assets                                 2,665          118,287        (52,271)
Sales of investments:
   Fixed maturity securities                             159,095          188,849        359,375
   Equity securities                                       7,495           25,807         16,911
   Real estate                                            72,092           20,226         29,736
   Other investment assets                                 5,874            4,740          4,443
Maturities and principal paydowns of investments:
   Fixed maturity securities                             421,974          725,589        364,984
   Mortgage loans                                         98,689          158,195         45,626
Net additions to property and equipment                   (1,686)            (969)       (21,029)
Insurance business acquired                                    -          (52,264)             -
                                                       ---------      -----------      ---------
      Net cash used                                      (48,259)        (257,973)      (144,098)
                                                       ---------      -----------      ---------

FINANCING ACTIVITIES
Proceeds from borrowings                                  13,575           35,061         59,562
Repayment of borrowings                                  (55,025)            (634)       (59,100)
Deposits on policyholder account balances                271,133          338,089        272,110
Withdrawals from policyholder account balances          (205,749)        (180,801)      (153,814)
Net transfers to separate accounts                       (12,009)          (9,427)       (14,856)
Change in other deposits                                  (3,239)           2,629          4,409
Cash dividends to stockholders                           (12,988)         (12,840)       (12,957)
Net disposition (acquisition) of treasury stock              946           (2,867)        (1,148)
                                                       ---------      -----------      ---------
      Net cash provided (used)                            (3,356)         169,210         94,206
                                                       ---------      -----------      ---------

Increase (decrease) in cash                              (15,882)           5,384         (1,129)
Cash at beginning of year                                 20,029           14,645         15,774
                                                       ---------      -----------      ---------

      Cash at end of year                              $   4,147      $    20,029      $  14,645
                                                       =========      ===========      =========

          See accompanying Notes to Consolidated Financial Statements.

                       KANSAS CITY LIFE INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                    (amounts in thousands, except share data)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BUSINESS
Kansas City Life Insurance Company (the Company) is a Missouri domiciled stock life insurance company which, with its subsidiaries, is licensed to sell insurance products in 49 states and the District of Columbia. The Company offers a diversified portfolio of individual insurance, annuity and group products.

BUSINESS CHANGES
On October 25, 2004, the Company entered into a definitive agreement to sell its bank subsidiary, Generations Bank, for $10.1 million to Generations Bancorp, with an expected gain on the sale of approximately $1.9 million. This transaction is subject to regulatory approval by the Office of Thrift Supervision and is expected to close in the third quarter of 2005. The bank subsidiary and the results of its operations are not material to the financial statements of the Company and are not disclosed separately.

On December 14, 2004, the Company signed an asset purchase agreement to sell its administrative claims paying services contracts as a defined block of business to The Epoch Group, L. C. for $0.2 million on January 1, 2005. The administrative claims paying services, marketed as KCL Benefit Solutions, are part of the group insurance business segment. One-half of the purchase price is due in February 2005. The other half is due in subsequent years, subject to certain persistency requirements. This block of business and the results of operations are not material to the financial statements of the Company and are not disclosed separately.

On June 30, 2003, the Company acquired all of the issued and outstanding stock of GuideOne Life Insurance Company (GuideOne) from GuideOne Financial Group, Inc. and GuideOne Mutual Company. The purchase price of the acquisition was $59.4 million and added $393.1 million in assets on the acquisition date, including an identifiable intangible asset called the value of business acquired
(VOBA) of $38.0 million. The financial position and results of operations of GuideOne have been included in these financial statements on a GAAP basis using the purchase method of accounting since July 1, 2003. As of October 1, 2003, GuideOne was merged into Kansas City Life Insurance Company. For segment reporting purposes, GuideOne is included in the Kansas City Life - Individual segment.

GuideOne has not prepared historical financial statements in conformity with generally accepted accounting principles. Accordingly, historical information is not available from which to develop pro forma results of operations for 2003.

BASIS OF PRESENTATION
The accompanying consolidated financial statements have been prepared on the basis of accounting principles generally accepted in the United States of America (GAAP) and include the accounts of Kansas City Life Insurance Company and its subsidiaries, principally Sunset Life Insurance Company of America (Sunset Life) and Old American Insurance Company (Old American). All material intercompany accounts and transactions have been eliminated in consolidation. Certain amounts in prior years have been reclassified to conform with the current year presentation.

USE OF ESTIMATES
The preparation of the consolidated financial statements requires management of the Company to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenue and expenses during the period. These estimates are inherently subject to change and actual results could differ from these estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are deferred acquisition costs, value of business acquired, future policy benefits, policy and contract claim liabilities and the fair value of certain invested assets.

INVESTMENTS
Short-term investments are stated at cost, adjusted for amortization of premium and accrual of discount. Securities available for sale are stated at fair value. Unrealized gains and losses on securities available for sale are reduced by deferred income taxes and related adjustments to deferred acquisition costs and the value of business acquired, and are included in accumulated other comprehensive income. The Company reviews and analyzes its securities on an ongoing

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

basis. Based upon these analyses, specific security values are written down to fair value through earnings as a realized investment loss if the security's impairment in value is considered to be other than temporary. Premiums and discounts on fixed maturity securities are amortized over the life of the related security as an adjustment to yield using the effective interest method.

Mortgage loans are stated at cost, adjusted for amortization of premium and accrual of discount, less a valuation reserve for probable losses. A loan is considered impaired if it is probable that contractual amounts due will not be collected. The valuation reserve is based upon historical impairment experience, including an estimate of probable impairment of any delinquent or defaulted loans. Such estimates are based upon the value of the expected cash flows and the underlying collateral on a net realizable basis. Loans in foreclosure and loans considered to be impaired are placed on a non-accrual status.

Real estate consists of directly owned investments and real estate joint ventures. Real estate that is directly owned is carried at depreciated cost. Real estate joint ventures consist of low income housing tax credit ("LIHTC") investments, which are not material to the financial statements. Real estate joint ventures are consolidated where required or are valued at cost adjusted for the Company's equity in earnings since acquisition.

Policy loans are carried at cost, less principal payments received.

DEFERRED ACQUISITION COSTS (DAC)
Deferred acquisition costs (DAC), principally agent commissions and other selling, selection and issue costs, which vary with and are directly related to the production of new business, are capitalized as incurred. These deferred costs are then amortized in proportion to future premium revenues or the expected future profits of the business, depending upon the type of product. Profit expectations are based upon assumptions of future interest spreads, mortality margins, expense margins and policy and premium persistency experience. These assumptions involve judgment and are compared to actual experience on an ongoing basis. If it is determined that the assumptions related to the profit expectations for interest sensitive and variable insurance products should be revised, the impact of the change is reported in the current period's income as an unlocking adjustment.

DAC is reviewed on an ongoing basis to determine that the unamortized portion does not exceed the expected recoverable amounts. If it is determined from emerging experience that the premium margins or gross profits are insufficient to amortize deferred acquisition costs, then the asset will be adjusted downward with the adjustment recorded as an expense in the current period. No impairment adjustments have been recorded in the years presented.

The following table provides information about DAC at December 31.

                                                              2004             2003          2002
                                                            ---------        --------      --------
Balance at beginning of year                                 $237,702        $243,120      $240,565
Capitalization of commissions, sales and issue expenses        26,136          29,574        27,868
Amortization                                                  (33,210)        (31,103)      (23,938)
Amortization due to realized investment losses                    304             879           370
Change in DAC due to unrealized investment gains               (1,220)         (4,768)       (1,745)
                                                            ---------        --------      --------

Balance at end of year                                      $ 229,712        $237,702      $243,120
                                                            =========        ========      ========

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

VALUE OF BUSINESS ACQUIRED (VOBA)
When new business is acquired, a portion of the purchase price is allocated to a separately identifiable intangible asset, called the value of business acquired
(VOBA). VOBA is established as the actuarially determined present value of future gross profits of the business acquired and is amortized in proportion to future premium revenues or the expected future profits, depending on the type of business acquired. Similar to DAC, the assumptions regarding future experience can affect the carrying value of VOBA, including interest spreads, mortality, expense margins and policy and premium persistency experience. Significant changes in these assumptions can impact the carrying balance of VOBA and produce changes that must be reflected in the current period's income as an unlocking adjustment.

VOBA is reviewed on an ongoing basis to determine that the unamortized portion does not exceed the expected recoverable amounts. If it is determined from emerging experience that the premium margins or gross profits are insufficient to support the value of VOBA, then the asset will be adjusted downward with the adjustment recorded as an expense in the current period. No impairment adjustments have been recorded in the years presented.

In 2003, VOBA was established in the amount of $38,005 from the purchase of GuideOne. The following table provides information about VOBA at December 31.

                                       2004             2003             2002
                                     --------         --------         --------
Balance at beginning of year         $106,334         $ 75,322         $ 82,478
Purchase of GuideOne Life                   -           38,005                -
Gross amortization                    (15,253)         (14,716)         (14,252)
Accrual of interest                     7,294            7,723            7,096
Change in VOBA due to unrealized
   investment gains (losses)           (1,522)               -                -
                                     --------         --------         --------

Balance at end of year               $ 96,853         $106,334         $ 75,322
                                     ========         ========         ========

The accrual of interest for Old American VOBA was calculated at a 13% interest rate for the life block and a 7% rate for the accident and health block. For the GuideOne acquisition VOBA, a 5.2% interest rate was used on the interest sensitive block, a 4.1% interest rate was used on the deferred annuity block and a 5.3% interest rate was used on the traditional life block. For the VOBA on an acquired block of business a 7% interest rate was used on the traditional life portion and a 5.4% interest rate was used on the interest sensitive portion.
The interest rates used in the calculation of VOBA are based on rates appropriate at the time of acquisition.

SEPARATE ACCOUNTS
Separate account assets and liabilities arise from the sale of variable life insurance and annuity products. The Separate Account represents funds segregated for the benefit of certain policyholders who bear the investment risk. The assets are legally segregated and are not subject to claims which may arise from any other business of the Company. The separate account assets and liabilities, which are equal, are recorded at fair value. Policyholder account deposits and withdrawals, investment income and realized investment gains and losses are excluded from the amounts reported in the Consolidated Statements of Income. Revenues to the Company from separate accounts consist principally of contract charges, which include maintenance charges, administrative fees and mortality and risk charges.

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

The following table provides a reconciliation of activity within separate account liabilities at December 31.

                                                 2004           2003           2002
                                               --------       --------       --------
Balance at beginning of year                   $304,691       $244,862       $305,283

Deposits on variable policyholder contracts      64,558         68,447         57,949
Transfers to general account                     (9,904)       (24,318)        (5,961)
Investment performance                           37,283         50,402        (75,277)
Policyholder benefits                           (29,172)       (21,836)       (23,207)
Contract charges                                (13,473)       (12,866)       (13,925)
                                               --------       --------       --------

Balance at end of year                         $353,983       $304,691       $244,862
                                               ========       ========       ========

RECOGNITION OF REVENUES
Premiums for traditional life insurance products are reported as revenue when due. Premiums on accident and health, disability and dental insurance are reported as earned ratably over the contract period in proportion to the amount of insurance protection provided. A reserve is provided for the portion of premiums written which relates to unexpired terms of coverage.

Deposits related to universal life and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges, and are recognized in the period in which the services are provided.

FUTURE POLICY BENEFITS

Liabilities for future policy benefits of traditional life insurance have been computed by a net level premium method based upon estimates at the time of issue for investment yields, mortality and withdrawals. These estimates include provisions for experience less favorable than actually expected. Mortality assumptions are based on Company experience expressed as a percentage of standard mortality tables. The 1975-1980 Select and Ultimate Basic Table is used for new business.

Liabilities for future policy benefits of immediate annuities and supplementary contracts with life contingencies are also computed by a net level premium method, based upon estimates at the time of issue for investment yields and mortality. Mortality assumptions are based upon table A2000 without adjustment.

Liabilities for future policy benefits of accident and health insurance represent estimates of payments to be made on reported insurance claims, as well as claims incurred but not yet reported. These liabilities are estimated using actuarial analyses and case basis evaluations, based upon past claims experience, claim trends and industry experience.

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

The following table provides detail about future policy benefits at December 31.

                                         2004           2003
                                       --------      --------
Life insurance                         $730,946      $738,517
Immediate annuities and
   supplementary contracts
      with life contingencies            84,758        78,636
                                       --------      --------
      Total                             815,704       817,153

Accident and health insurance            44,186        42,614
                                       --------      --------

      Total future policy benefits     $859,890      $859,767
                                       ========      ========

POLICYHOLDER ACCOUNT BALANCES
Liabilities for universal life and fixed deferred annuity products represent policyholder account balances, without reduction for potential surrender charges, and deferred front-end contract charges, which are amortized over the term of the policies. Benefits and claims are charged to expense in the period incurred. Interest on policyholder account balances is credited as earned.

Crediting rates for universal life insurance and fixed deferred annuity products ranged from 3.00% to 5.75% (2003 - 3.00% to 6.25%; 2002 - 3.00% to 7.25%).

The following table provides detail about policyholder account balances at December 31.

                                       2004            2003
                                    ----------      ----------
Universal life insurance            $1,087,453      $1,088,906
Fixed deferred annuities             1,139,422       1,090,045
Other                                   72,595          69,264
                                    ----------      ----------

   Policyholder account balances    $2,299,470      $2,248,215
                                    ==========      ==========

INCOME TAXES
Deferred income taxes are recorded on the differences between the tax bases of assets and liabilities and the amounts at which they are reported in the consolidated financial statements. Recorded amounts are adjusted to reflect changes in income tax rates and other tax law provisions as they become enacted. The Company and its subsidiaries file a consolidated federal income tax return that includes both life insurance companies and non-life insurance companies.

PARTICIPATING POLICIES
Participating business at year-end approximates 7% of statutory premiums and 7% of the life insurance in force. The amount of dividends to be paid is determined annually by the Board of Directors. Provision has been made in the liability for future policy benefits to allocate amounts to participating policyholders on the basis of dividend scales contemplated at the time the policies were issued. Additional provisions have been made for policyholder dividends in excess of the original scale, which have been declared by the Board of Directors.

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

REINSURANCE
In the normal course of business, the Company cedes risks to other insurers primarily to protect the Company against adverse fluctuations in mortality experience. The Company also assumes risks ceded by other companies.
Reinsurance is effected on individual risks and through various pooling arrangements. Business is reinsured primarily through yearly renewable term and coinsurance agreements. Under yearly renewable term insurance, the Company pays annual premiums and the reinsurer reimburses claims paid related to this coverage. Under coinsurance, the reinsurer receives a proportionate share of the premiums less applicable commissions and is liable for a corresponding share of policy benefits. The Company remains contingently liable if the reinsurer should be unable to meet obligations assumed under the reinsurance contract. In addition, the Company has policies and procedures to monitor the financial condition of its reinsurers.

Reinsurance recoverable includes amounts related to paid benefits and estimated amounts related to unpaid policy and contract claims, future policy benefits and policyholder account balances. At December 31, 2004, there were no reinsurers with overdue balances. The cost of reinsurance is accounted for over the terms of the underlying reinsured policies using assumptions consistent with those used to account for the policies.

INCOME PER SHARE
Due to the Company's capital structure and the absence of other potentially dilutive securities, there is no difference between basic and diluted earnings per common share for any of the years or periods reported. The weighted average number of shares outstanding during the year was 11,932,109 shares (2003 - 11,944,291 shares; 2002 - 11,997,733 shares). The number of shares outstanding at year-end was 11,946,393 (2003 - 11,924,593).

NEW ACCOUNTING PRONOUNCEMENTS
Financial Accounting Standards Board (FASB) Interpretation (FIN) 46, "Consolidation of Variable Interest Entities," was issued in January 2003. This is an interpretation of Accounting Research Bulletin (ARB) No. 51, "Consolidated Financial Statements." This interpretation requires the consolidation of entities in which an enterprise absorbs a majority of the entity's expected losses, receives a majority of the entity's expected residual returns, or both, as a result of ownership, contractual terms or other financial interests in the entity. This interpretation was adopted July 1, 2003 and had no material impact. Subsequently, in December 2003, the FASB issued a revision known as FIN 46R, which replaces FIN 46. The Company is required to apply FIN 46R to variable interest entities created after December 31, 2003. This revised interpretation was adopted on January 1, 2004, with no material impact.

Statement of Position (SOP) 03-01, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts," was issued in July 2003 by the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants. The SOP addresses: 1) separate account presentation; 2) accounting for an insurance company's proportionate interest in separate accounts; 3) transfers of assets from the general account to a separate account; 4) valuation of certain insurance liabilities and policy features such as guaranteed minimum death benefits and annuitization benefits; and 5) accounting for sales inducements. This SOP was adopted on January 1, 2004, with no material impact.

In March 2004, the Emerging Issues Task Force reached further consensus on Issue No. 03-1 "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" ("EITF 03-1"). EITF 03-1 provides guidance for determining the meaning of "other-than-temporarily impaired" and its application to certain debt and equity securities within the scope of Statement of Financial Accounting Standards No. 115 "Accounting for Certain Investments in Debt and Equity Securities" ("SFAS 115") and investments accounted for under the cost method. The guidance requires that investments which have declined in value due to credit concerns or solely due to changes in interest rates must be recorded as other-than-temporarily impaired unless the Corporation can assert and demonstrate its intention to hold the security for a period of time sufficient to allow for a recovery of fair value up to or beyond the cost of the investment, which might mean maturity. This issue also requires disclosures assessing the ability and intent to hold investments in instances in which an investor determines that an investment with a fair value less than cost is not other-than-temporarily impaired.

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

The guidance in EITF 03-1 was effective for other-than-temporary impairment evaluations made in reporting periods beginning after June 15, 2004. However, the guidance contained in paragraphs 10-20 of this Issue in EITF Abstracts has been delayed by FASB Staff Position (FSP) EITF Issue 03-1-1, "The Effective Date of Paragraphs 10-20 of EITF Issue No. 03-1, 'The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments,'" posted on September 30, 2004. At the November 2004 meeting, the FASB staff indicated that the Board is expected to undertake a comprehensive reconsideration of the guidance in EITF 03-1 and that the measurement and recognition guidance in paragraphs 10-20 of that Issue continue to be deferred by FSP EITF Issue 03-1-1. However, other provisions of EITF 03-1, including its disclosure requirements, have not been deferred. The disclosure requirements continue to be effective in annual financial statements for fiscal years ending after December 15, 2003, for investments accounted for under FASB Statements of Financial Accounting Standards 115 and 124. For all other investments within the scope of this Issue, the disclosures continue to be effective in annual financial statements for fiscal years ending after June 15, 2004.

On December 8, 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 ("the Act") was signed into law. This Act introduces a prescription drug benefit under Medicare (Medicare Part D), as well as a federal subsidy to sponsors of retiree health benefits. On May 19, 2004, the FASB issued Staff Position No. 106-2, Accounting and Disclosure Requirements Related to the Medicare Prescription Drug Modernization Act of 2003 ("FSP 106-2"). FSP 106-2 provides guidance on the accounting for the effects of the Act. FSP 106-2 was adopted on December 31, 2004, with no material impact.

All other Standards and Interpretations of those Standards issued during 2004 did not relate to accounting policies and procedures pertinent to the Company at this time.

2. INVESTMENTS

INVESTMENT REVENUES

The following tables provide investment revenues by major category at December 31.

                                         2004           2003            2002
                                       --------       --------       ---------
NET INVESTMENT INCOME:
    Fixed maturity securities          $153,102       $142,704       $ 141,242
    Equity securities                     4,423          4,645           2,479
    Mortgage loans                       33,376         36,658          35,559
    Real estate                          13,129         11,009          12,002
    Policy loans                          7,788          7,536           7,502
    Short-term                              714          2,537           5,187
    Other                                   757          2,699           4,746
                                       --------       --------       ---------
                                        213,289        207,788         208,717
Less investment expenses                (15,314)       (13,025)        (14,482)
                                       --------       --------       ---------

                                       $197,975       $194,763       $ 194,235
                                       ========       ========       =========

REALIZED INVESTMENT GAINS (LOSSES):
    Fixed maturity securities          $    343       $(38,776)      $ (25,640)
    Equity securities                       147           (455)           (831)
    Mortgage loans                          400              -            (570)
    Real estate                          44,735          9,011           8,431
    Other                                   304            940             370
                                       --------       --------       ---------

                                       $ 45,929       $(29,280)      $ (18,240)
                                       ========       ========       =========

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

UNREALIZED GAINS AND LOSSES

Unrealized gains (losses) on the Company's investments in securities follow, at December 31.

                                            2004          2003           2002
                                          --------      --------       -------
AVAILABLE FOR SALE:
   End of year                            $ 99,620      $ 85,478       $ 2,631
   Amounts allocable to:
      Deferred acquisition costs            (7,987)       (5,245)         (477)
      Policyholder account balances        (11,445)       (8,070)            -
   Deferred income taxes                   (28,066)      (25,258)         (754)
                                          --------      --------       -------

                                          $ 52,122      $ 46,905       $ 1,400
                                          ========      ========       =======
   Increase (decrease) in
      net unrealized gains
      during the year:
         Fixed maturity securities        $  5,334      $ 43,997       $24,736
         Equity securities                    (117)        1,508           783
                                          --------      --------       -------

                                          $  5,217      $ 45,505       $25,519
                                          ========      ========       =======

ANALYSIS OF UNREALIZED LOSSES ON SECURITIES
The Company has a policy and process in place to identify securities that could potentially have an impairment that is other than temporary. This process involves monitoring market events that could impact issuers' credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts and cash flow projections as indicators of credit issues.

At the end of each quarter, all securities are reviewed where market value is less than ninety percent of amortized cost for six months or more to determine whether impairments need to be taken. The analysis focuses on each issuer's ability to service its debts and the length of time the security has been trading below cost. This quarterly process includes an assessment of the credit quality of each investment in the entire securities portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other than temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company's ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security is deemed to be other than temporarily impaired, the difference between amortized cost and fair value is charged to income as a realized investment loss.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if an impairment is other than temporary. These risks and uncertainties include (1) the risk that the Company's assessment of an issuer's ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer, (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated, (3) the risk that fraudulent information could be provided to the Company's investment professionals who determine the fair value estimates and other than temporary impairments, and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead the Company to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to income in a future period.

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

The following table provides information regarding unrealized losses on investments available for sale, as of December 31, 2004.

                                             Investments with unrealized losses
                           ----------------------------------------------------------------------
                            Less than 12 months     12 months or longer             Total
                            -------------------     -------------------             -----
                             Fair     Unrealized    Fair      Unrealized      Fair     Unrealized
                             Value      Losses      Value       Losses        Value      Losses
                             -----      ------      -----       ------        -----      ------
Bonds:
   U.S. govt. & agency     $ 11,838     $  188     $  4,833     $    65     $   16,671    $   253
   Public utility            17,971        163       14,945         471         32,916        634
   Corporate                301,242      5,068      135,517       6,080        436,759     11,148
   Mortgage-backed          321,658      2,633       68,934         877        390,592      3,510
   Other                     67,428        907       56,417       2,230        123,845      3,137
Redeemable
   preferred stocks               -          -            -           -              -          -
                           --------     ------     --------     -------     ----------    -------
Fixed maturity securities   720,137      8,959      280,646       9,723      1,000,783     18,682

Equity securities             6,905        149        8,971         447         15,876        596
                           --------     ------     --------     -------     ----------    -------

   Total                   $727,042     $9,108     $289,617     $10,170     $1,016,659    $19,278
                           ========     ======     ========     =======     ==========    =======

For those securities with unrealized losses for less than twelve months there were 265 issues with a carrying value of $727,042, and unrealized losses of $9,108. Of this portfolio, 99.0% were investment grade (rated AAA through BBB-) at December 31, 2004, with associated unrealized losses of $9,048. The unrealized losses on these securities can primarily be attributed to changes in market interest rates and credit spreads since the securities were acquired.

For those securities with unrealized losses for twelve months or longer, there were 165 issues with a carrying value of $289,617, and unrealized losses of $10,170. Of this portfolio, 95.9% were investment grade at December 31, 2004, with associated unrealized losses of $9,516.

One statistic the Company pays particular attention to with respect to fixed maturity securities is the Fair Value to Amortized Cost ratio. Securities with a fair value to amortized cost ratio in the 90%-99% range are typically securities that have been impacted by increases in market interest rates or credit spreads. Securities in the 80%-89% range are typically securities that have been impacted by increased market yields, specific credit concerns or both. These securities are monitored to ensure that the impairment is not other than temporary. Securities with a fair value to amortized cost ratio less than 80% are considered to be "potentially distressed securities," and are subject to rigorous review. As of December 31, 2004, there were no securities that were "potentially distressed."

The table below summarizes the fixed maturity securities with unrealized losses as of December 31, 2004.

               Amortized         Fair        Unrealized
                 Cost            Value         Losses          %
                 ----            -----         ------          -
90%-99%       $1,018,268      $  999,728      $18,540        99.2%
80%-89%            1,197           1,055          142         0.8%
Below 80%              -               -            -         0.0%
              ----------      ----------      -------       ------
       Total  $1,019,465      $1,000,783      $18,682       100.0%
              ==========      ==========      =======       ======

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

SUMMARY OF COST AND FAIR VALUE INFORMATION FOR SECURITIES
The amortized cost and fair value of investments in securities available for sale at December 31, 2004, are as follows.

                                                      Gross
                                  Amortized        Unrealized              Fair
                                 Cost          Gains       Losses          Value
                                 ----          -----       ------          -----
Bonds:
   U.S. govt. & agency       $   54,128      $  1,788      $   253      $   55,663
   Public utility               176,261        15,867          634         191,494
   Corporate                  1,596,097        85,933       11,148       1,670,882
   Mortgage-backed              861,721        11,556        3,510         869,767
   Other                        175,501         1,870        3,137         174,234
Redeemable
   preferred stocks                  73             1            -              74
                             ----------      --------      -------      ----------

Fixed maturity securities     2,863,781       117,015       18,682       2,962,114
Equity securities                61,812         1,883          596          63,099
                             ----------      --------      -------      ----------

                             $2,925,593      $118,898      $19,278      $3,025,213
                             ==========      ========      =======      ==========

The amortized cost and fair value of investments in securities available for sale at December 31, 2003, are as follows.

                                                     Gross
                               Amortized           Unrealized              Fair
                                 Cost          Gains       Losses          Value
                                 ----          -----       ------          -----
Bonds:
    U.S. govt. & agency      $   58,703      $  3,268      $    96      $   61,875
    Public utility              182,880        14,050        1,829         195,101
    Corporate                 1,402,951        80,327       17,540       1,465,738
    Mortgage-backed             938,938        13,711        4,988         947,661
    Other                       147,049           925        3,954         144,020
Redeemable
    preferred stocks                 91             -            1              90
                             ----------      --------      -------      ----------

Fixed maturity securities     2,730,612       112,281       28,408       2,814,485
Equity securities                62,203         2,119          514          63,808
                             ----------      --------      -------      ----------

                             $2,792,815      $114,400      $28,922      $2,878,293
                             ==========      ========      =======      ==========

The Company held non-income producing securities with a carrying value of $218 at December 31, 2004 (2003 - $3,949).

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

The table below provides sales of investment securities available for sale, excluding maturities and calls, for the year ended December 31.

                                 2004              2003              2002
                               --------          --------          --------
Proceeds                       $163,825          $205,885          $369,361
Gross realized gains              8,545             9,467             9,809
Gross realized losses             8,237            20,443            19,216

The Company does not hold securities of any corporation and its affiliates, which exceeded 10% of stockholders' equity.

No derivative financial instruments were or are currently employed.

The Company is exposed to risk that issuers of securities owned by the Company will default, or that interest rates or credit spreads will change and cause a decrease in the value of its investments. With mortgage-backed securities, the Company is also exposed to prepayment and extension risks. As interest rates change, the rate at which these securities pay down principal may change. These risks are mitigated by investing in high-grade securities and managing the maturities and cash flows of investments and liabilities.

CONTRACTUAL MATURITIES
Following is the distribution of maturities for fixed maturity investment securities available for sale as of December 31, 2004. Expected maturities may differ from these contractual maturities since borrowers may have the right to call or prepay obligations.

                                           Amortized           Fair
                                              Cost             Value
                                              ----             -----
Due in one year or less                    $   77,358       $   78,067
Due after one year through five years         474,976          486,470
Due after five years through ten years        605,384          631,179
Due after ten years                           844,342          896,631
Mortgage-backed securities                    861,721          869,767
                                           ----------       ----------
                                           $2,863,781       $2,962,114
                                           ==========       ==========

MORTGAGE LOANS
Most of the Company's mortgage loans are secured by commercial real estate and are carried net of a valuation reserve of $4,368 (2003 - $4,801). The valuation reserve for mortgage loans is maintained at a level believed adequate by management to absorb estimated probable credit losses. Management's periodic evaluation and assessment of the adequacy of the valuation reserve is based on known and inherent risks in the portfolio, historical and industry data, current economic conditions and other relevant factors. No mortgage loans were foreclosed upon and transferred to real estate investments during the past two years. Also, there were no delinquent mortgage loans at December 31, 2004. The Company does not hold mortgage loans of any borrower that exceeds 5% of stockholders' equity.

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

The mortgage portfolio is diversified geographically and by property type as follows, at December 31.

                                     2004                          2003
                            ----------------------       -----------------------
                            Carrying        Fair         Carrying         Fair
                             Amount         Value         Amount          Value
                             ------         -----         ------          -----
GEOGRAPHIC REGION:
   East north central       $ 24,152      $ 25,382       $ 27,757       $ 29,335
   Mountain                   59,915        62,148         69,630         73,157
   Pacific                   133,240       137,348        151,565        159,601
   West south central         89,996        92,955         90,213         94,981
   West north central         89,433        90,878         85,450         87,782
   Other                      38,264        39,258         36,842         38,228
   Valuation reserve          (4,368)       (4,368)        (4,801)        (4,801)
                            --------      --------       --------       --------
                            $430,632      $443,601       $456,656       $478,283
                            ========      ========       ========       ========

PROPERTY TYPE:
   Industrial               $250,022      $258,340       $269,462       $282,914
   Retail                      1,640         1,656          6,628          7,137
   Office                    158,991       163,532        158,935        165,989
   Other                      24,347        24,441         26,432         27,044
   Valuation reserve          (4,368)       (4,368)        (4,801)        (4,801)
                            --------      --------       --------       --------
                            $430,632      $443,601       $456,656       $478,283
                            ========      ========       ========       ========

The Company has commitments to originate mortgage loans of $12.9 million, which expire in 2005.

REAL ESTATE
The table below provides information concerning the Company's real estate investments, at December 31.

                                                2004           2003
                                             ---------      --------
Penntower office building, at cost:
   Land                                      $  1,106       $  1,106
   Building                                     18,664        19,577
      Less accumulated depreciation           (13,467)       (12,984)
Other investment properties, at cost:
   Land                                         13,441        19,653
   Buildings                                    56,562        73,984
      Less accumulated depreciation            (10,590)      (18,430)
                                             ---------      --------
      Real estate, commercial                   65,716        82,906
      Real estate joint ventures                25,803        29,785
                                             ---------      --------
                                             $  91,519      $112,691
                                             =========      ========

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

Investment real estate, other than foreclosed properties, is depreciated on a straight-line basis. Penntower office building is depreciated over 60 years and all other properties from 10 to 39 years.

The Company held non-income producing real estate equaling $11,527 consisting of properties under development at December 31, 2004 (2003 - $11,825).

The Company sold its interest in real estate near the Paradise Valley Mall in Phoenix, Arizona, for a total sales price of $54.3 million in two transactions. A buyer of certain real estate assumed the outstanding debt on the property of $15.3 million. These transactions were completed in late December 2004 and resulted in a realized gain of $26.4 million, net of income taxes.

3. UNPAID ACCIDENT AND HEALTH CLAIMS LIABILITY

The liability for unpaid accident and health claims is included with "policy and contract claims" on the Consolidated Balance Sheets. Claim adjustment expenditures are expensed as incurred and were not material in any year presented. Activity in the liability follows.

                                       2004           2003             2002
                                     -------        -------          -------
Gross liability at
   beginning of year                 $ 8,623        $ 8,140          $ 8,775
Less reinsurance recoverable          (3,579)        (2,552)          (2,772)
                                     -------        -------          -------
Net liability                          5,044          5,588            6,003
Net liability acquired with
   GuideOne acquisition                    -            768                -
                                     -------        -------          -------
Net liability at
   beginning of year                   5,044          6,356            6,003
                                     -------        -------          -------

Incurred benefits related to:
   Current year                       25,449         32,468           36,438
   Prior years                           842           (915)            (355)
                                     -------        -------          -------

Total incurred benefits               26,291         31,553           36,083
                                     -------        -------          -------

Paid benefits related to:
   Current year                       21,210         28,172           30,962
   Prior years                         5,727          4,693            5,536
                                     -------        -------          -------

Total paid benefits                   26,937         32,865           36,498
                                     -------        -------          -------

Net liability at end of year           4,398          5,044            5,588
Plus reinsurance recoverable           4,207          3,579            2,552
                                     -------        -------          -------

Gross liability at end of year       $ 8,605        $ 8,623          $ 8,140
                                     =======        =======          =======

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

4. NOTES PAYABLE

The following table provides information for Notes Payable as of December 31.

                                                                                 2004          2003
                                                                                -------      --------
Federal Home Loan Bank loans with various maturities and a weighted average interest rate, currently 2.41%, secured by mortgage-backed
    securities totaling $129,255                                                $88,365      $111,624

Two real estate loans with interest rates between 7.50% and 7.75% and
    maturities in years 2008 and 2010, secured by the properties.                 1,397        19,083

Note Payable due June 2005, related to the purchase of GuideOne Life
    Insurance Company, with an interest rate equal to the prime rate
    published in the Wall Street Journal (5.25% at December 31, 2004).            2,000         2,000

One Construction loan related to investment properties dated December
    2003 with an interest rate of 8.00%, forgiven when construction of
    the building is complete.                                                       458           963
                                                                                -------      --------
                                                                                $92,220      $133,670
                                                                                =======      ========

As a member of the Federal Home Loan Bank (FHLB) with a capital investment of $9.0 million, the Company has the ability to borrow on a collateralized basis from the FHLB. The Company earned a 2.21% average rate on the capital investment in the FHLB for 2004.

The Company has unsecured revolving lines of credit of $60.0 million with two major commercial banks with no balances outstanding, and which are at variable interest rates - currently at 2.95%. Both lines of credit will expire during 2005, and it is expected that the Company will renew these facilities.

With the exception of the real estate and construction loans, all borrowings are used to enhance liquidity and investment strategies. Interest paid on all borrowings equaled $1,574 (2003 - $1,961; 2002 - $2,325). The interest expense on all borrowings totaled $1,694 (2003 - $1,925; 2002 - $2,352).

Maturities on notes payable are as follows in millions: $90.8 due in 2005; none due in 2006 or 2007; $0.8 due in 2008; none due in 2009; and $0.6 due thereafter.

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

5. STATUTORY INFORMATION AND STOCKHOLDER DIVIDENDS RESTRICTION

The table below provides the Company's net gain from operations, net income, unassigned surplus (retained earnings) and capital and surplus (stockholders' equity), on the statutory basis used to report to regulatory authorities for the years ended December 31.

                                             2004          2003           2002
                                          --------       --------       --------
Net gain from operations                  $ 35,064       $101,978       $ 20,280
Net income                                  79,394         83,512         14,779
Unassigned surplus at December 31          357,123        293,804        306,845
Capital and surplus at December 31         290,288        226,024        241,933

Stockholder dividends may not exceed statutory unassigned surplus. Additionally, under Missouri law, the Company must have the prior approval of the Missouri Director of Insurance in order to pay dividends in any consecutive twelve-month period exceeding the greater of statutory net gain from operations for the preceding year or 10% of statutory stockholders' equity at the end of the preceding year. The maximum payable in 2005 without prior approval is $35,064, the statutory net gain from operations. The Company believes these statutory limitations impose no practical restrictions on its dividend payment plans.

The Company is required to deposit a defined amount of assets with state regulatory authorities. Such assets had an aggregate carrying value of $19,000 (2003 - $20,000; 2002 - $19,000).

6. INCOME TAXES

The following tables provide information about income taxes and a reconciliation of the Federal income tax rate to the Company's effective income tax rate for the years ended December 31.

                                          2004             2003              2002
                                         -------         --------          -------
Current income tax expense (benefit)     $11,796         $  9,580          $(5,019)
Deferred income tax expense (benefit)     12,200          (15,142)          11,291
                                         -------         --------          -------

Total income tax expense (benefit)       $23,996         $ (5,562)         $ 6,272
                                         =======         ========          =======

                                          2004            2003              2002
                                         -------         -------           -------
Federal income tax rate                       35%             35%               35%
Tax credits                                   (5)            (41)              (12)
Prior years' taxes, including Federal
   taxes relating to closed tax years          -             (51)               (7)
Other permanent differences                   (1)             (3)                1
                                         -------         -------           -------

Effective income tax rate                     29%            (60)%              17%
                                         =======         =======           =======

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

The tax effects of temporary differences that result in significant deferred tax assets and liabilities are presented below for the years ended December 31.

                                               2004         2003
                                             --------     --------
Deferred tax assets:
   Future policy benefits                    $ 58,399     $ 58,648
   Employee retirement benefits                22,973       19,532
   Tax carryovers                               2,860       14,831
   Other                                        1,860        2,361
                                             --------     --------
Gross deferred tax assets                      86,092       95,372
                                             --------     --------
Deferred tax liabilities:
   Basis differences between tax and
       GAAP accounting for investments         10,874       10,342
   Unrealized investment gains                 28,066       25,258
   Capitalization of deferred acquisition
       costs, net of amortization              46,878       45,338
   Value of business acquired                  33,899       37,217
   Property and equipment, net                  7,906        7,299
   Other                                        8,442        6,836
                                             --------     --------
Gross deferred tax liabilities                136,065      132,290
                                             --------     --------
   Net deferred tax liability                  49,973       36,918
   Current tax liability                        3,730            -
                                             --------     --------
       Income taxes payable                  $ 53,703     $ 36,918
                                             ========     ========

A valuation allowance must be established for any portion of the deferred tax asset which is believed not to be realizable. In management's opinion, it is more likely than not that the Company will realize the benefit of the net deferred tax asset and, therefore, no valuation allowance has been established.

Federal income taxes paid this year equaled $5,593 (2003 - $8,442; 2002 -
$2,500).

Policyholders' surplus, which is frozen under the Deficit Reduction Act of 1984, is $51,257 for Kansas City Life, $2,866 for Sunset Life and $13,700 for Old American. The Companies do not plan to distribute their policyholders' surplus. Consequently, the possibility of such surplus becoming subject to tax is remote, and no provision has been made in the financial statements for taxes thereon. Should the balance in policyholders' surplus become taxable, the tax computed at current rates would approximate $23,000.

Income taxed on a current basis is accumulated in shareholders' surplus and can be distributed to stockholders without tax to the Company. Shareholders' surplus equals $534,875 for Kansas City Life, $31,359 for Sunset Life and $45,436 for Old American.

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

The income tax expense is recorded in various places in the Company's financial statements as detailed below, for the years ended December 31.

                                            2004        2003          2002
                                          -------      -------      -------
Income tax expense (benefit)              $23,996      $(5,562)     $ 6,272
Stockholders' equity:
   Related to:
      Unrealized gains, net                 2,808       24,504       13,749
      Change in minimum
          pension liability                (1,294)       1,265       (6,004)
                                          -------      -------      -------
Total income tax expense
   included in financial statements       $25,510      $20,207      $14,017
                                          =======      =======      =======

7. PENSIONS AND OTHER POSTRETIREMENT BENEFITS

The Company has pension and other postretirement benefit plans covering substantially all its employees. December 31 was used as the measurement date for these plans.

The Kansas City Life Pension Plan was amended and restated effective January 1, 1998 as the Kansas City Life Cash Balance Pension Plan. Plan benefits are based on a cash balance account consisting of credits to the account based upon an employee's years of service, compensation and interest credits on account balances calculated using the greater of the average 30-year Treasury bond rate for November of each year or 5.5%. The benefits expected to be paid in each year from 2005 through 2009 are $8,200, $8,400, $8,600, $9,400, and $11,400 respectively. The aggregate benefits expected to be paid in the five years from 2010 through 2014 are $61,600. The expected benefits to be paid are based on the same assumptions used to measure the Company's benefit obligation at December 31, 2004 and include estimated future employee service. The 2005 contribution for the plan cannot be reasonably estimated at this time. The asset allocation of the fair value of pension plan assets at December 31 was:

                          2004         2003
                          ----         ----
ASSET CATEGORY
Debt securities             45%          47%
Equity securities           53%          51%
Cash equivalents             2%           2%

This allocation of pension assets is within the targeted mix by asset class: fixed income securities 40-60%, equity securities 40-60%, and other assets 0-10%. The strategic goal is to achieve an optimal rate of return at an acceptable level of investment risk in order to provide for the payment of benefits.

The current assumption for the expected long-term rate of return on plan assets is 8.0%. This assumption is determined by analyzing: 1) historical average returns, 2) historical data on the volatility of returns, 3) current yields available in the marketplace, 4) actual returns on plan assets, and 5) current and anticipated future allocation among asset classes. The asset classes used for this analysis are large cap equities, investment grade corporate bonds and cash. The overall rate is derived as a weighted average of the estimated long-term returns on the asset classes represented in the investment portfolio of the plan.

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

The postretirement medical plans for the employees, full-time agents, and their dependents are contributory with contributions adjusted annually. The benefits expected to be paid in each year from 2005 through 2009 are $970, $860, $940, $1,020, and $1,070 respectively. The aggregate benefits expected to be paid in the five years from 2010 - 2014 are $6,110. The expected benefits to be paid are based on the same assumptions used to measure the Company's benefit obligation at December 31, 2004. The 2005 contribution for the plan is estimated to be $970. The Company pays these medical costs as due and the plan incorporates cost-sharing features.

The postretirement life insurance plan is noncontributory with level annual payments over the participants' expected service periods. The plan covers only those employees with at least one year of service as of December 31, 1997. The benefits in this plan are frozen using the employees' years of service and compensation as of December 31, 1997.

Non-contributory defined contribution retirement plans for general agents and eligible sales agents provide supplemental payments based upon earned agency first year individual life and annuity commissions. Contributions to these plans were $106 (2003 - $132; 2002 - $132). Non-contributory deferred compensation plans for eligible agents based upon earned first year commissions are also offered. Contributions to these plans were $1,057 (2003 - $614; 2002 - $711).

Savings plans for eligible employees and agents match employee and agent contributions up to 6% of salary and 2.5% of agent's prior year paid commissions, respectively. Contributions to the plan were $1,699 (2003 - $1,437; 2002 - $1,452). The Company may contribute an additional profit sharing amount up to 4% of salary for eligible employees, depending upon corporate profits. The Company made no profit sharing contribution this year or in the prior two years.

A non-contributory trusteed employee stock ownership plan covers substantially all salaried employees. No contributions have been made to this plan since 1992.

On December 8, 2003, the Medicare Prescription Drug, Improvement and Modernization Act ("the Act") was signed into law. The Act includes a federal subsidy to sponsors of retiree health plans that provide a prescription drug benefit that is at least actuarially equivalent to the benefit to be provided under Medicare Part D. The Company has evaluated the provisions of the Act and believe that the benefits provided by the plan are actuarially equivalent thereto. As a result, the Company determined the accumulated benefit obligation to incorporate the impact of the Act. This resulted in a reduction to the accumulated benefit obligation of $7.1 million at December 31, 2004, but did not have a material impact on the net periodic postretirement benefit cost for the year ended December 31, 2004.

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

                                                    Pension Benefits             Other Benefits
                                                  ---------------------      ----------------------
                                                    2004         2003          2004          2003
                                                  --------     --------      --------      --------
Accumulated benefit obligation                    $128,221     $117,354      $      -      $      -
                                                  --------     --------      --------      --------

CHANGE IN PLAN ASSETS:
Fair value of plan assets at beginning of year    $ 94,037     $ 82,394      $  1,209      $  1,390
Return on plan assets                                9,559       14,523             6            66
Company contributions                                6,113        6,719             -             -
Benefits paid                                       (6,685)      (9,599)         (173)         (247)
                                                  --------     --------      --------      --------

   Fair value of plan assets at end of year       $103,024     $ 94,037      $  1,042      $  1,209
                                                  ========     ========      ========      ========

CHANGE IN PROJECTED BENEFIT OBLIGATION:
Benefit obligation at beginning of year           $121,700     $114,617      $ 28,237      $ 25,075
Service cost                                         2,214        2,335           771           755
Interest cost                                        7,283        7,215         1,502         1,406
Medicare Part D subsidy recognition                      -            -        (7,075)            -
Actuarial loss                                       8,371        7,132           740         1,980
Benefits paid                                       (6,685)      (9,599)       (1,272)         (979)
                                                  --------     --------      --------      --------

   Benefit obligation at end of year              $132,883     $121,700      $ 22,903      $ 28,237
                                                  ========     ========      ========      ========

Plan underfunding                                 $(29,859)    $(27,663)     $(21,861)     $(27,028)
Unrecognized actuarial loss                         48,405       45,038           268         6,634
Unrecognized prior service cost                     (3,911)      (4,558)            -             -
                                                  --------     --------      --------      --------

   Prepaid (accrued) benefit cost                 $ 14,635     $ 12,817      $(21,593)     $(20,394)
                                                  ========     ========      ========      ========

AMOUNTS RECOGNIZED IN THE
   CONSOLIDATED BALANCE SHEET:
Accrued benefit liability                         $(25,197)    $(23,317)     $(21,593)     $(20,394)
Accumulated other comprehensive income              39,832       36,134             -             -
                                                  --------     --------      --------      --------

   Net amount recognized                          $ 14,635     $ 12,817      $(21,593)     $(20,394)
                                                  ========     ========      ========      ========

WEIGHTED AVERAGE ASSUMPTIONS:
Discount rate                                         5.75%        6.00%         5.75%         6.00%
Expected return on plan assets                        8.00         8.00          5.50          5.50
Rate of compensation increase                         4.00         4.50             -             -

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

The assumed growth rate of health care costs has a significant effect on the benefit amounts reported, as the table below demonstrates.

                                             One Percentage Point
                                           Change in the Growth Rate
                                           Increase          Decrease
                                           --------          --------
Service and interest cost components         $  461           $  (380)
Postretirement benefit obligation             4,061            (3,301)

The following table provides the components of net periodic benefits cost.

                                                  Pension Benefits                    Other Benefits
                                          -------------------------------       ----------------------------
                                            2004        2003       2002          2004       2003       2002
                                          -------     -------     -------       ------     ------     ------
Service cost                              $ 2,214     $ 2,335     $ 2,223       $  771     $  755     $  676
Interest cost                               7,283       7,215       7,564        1,502      1,406      1,423
Expected return on plan assets             (7,425)     (6,441)     (7,467)         (66)       (76)       (80)
Amortization of:
   Unrecognized actuarial (gain) loss       2,870       3,321       1,708           92         26        (12)
   Unrecognized prior service cost           (647)       (647)       (647)           -          -          -
   Unrecognized net transition asset            -           -        (105)           -          -          -
                                          -------     -------     -------       ------     ------     ------
Net periodic benefits cost                $ 4,295     $ 5,783     $ 3,276       $2,299     $2,111     $2,007
                                          =======     =======     =======       ======     ======     ======

For measurement purposes, a 10.0% annual increase in the per capita cost of covered health care benefits was assumed to decrease gradually to 5% in 2014 and thereafter.

8. SEGMENT INFORMATION

Company operations have been classified and summarized into four reportable segments. The segments, while generally classified along Company lines, are based upon distribution method, product portfolio and target market. The Parent Company is divided into two segments. The Kansas City Life - Individual segment consists of sales of variable life and annuities, interest sensitive products and traditional life insurance products through a nationwide sales force of independent general agents. GuideOne is included in the Kansas City Life - Individual Segment. The Kansas City Life - Group segment consists of sales of group life, disability, stop loss, dental products and administrative claims paying services. Group segment products and services are marketed by a nationwide sales force of independent general agents and group brokers, along with third party marketing arrangements. The Sunset Life segment consists of sales of interest sensitive and traditional products through a sales force of independent general agents. The Old American segment sells final expense insurance products nationwide through its general agency system with exclusive territories, using direct response marketing to supply agents with leads.

Separate investment portfolios are maintained for each of the companies. However, investments are allocated to the group segment based upon its cash flows. Its investment income is modeled using the year of investment method. Home office functions are fully integrated for the three companies in order to maximize economies of scale. Therefore, operating expenses are allocated to the segments based upon internal cost studies, which are consistent with industry cost methodologies.

Inter-segment revenues are not material. The Company operates solely in the United States and no individual customer accounts for 10% or more of the Company's revenue. Customer revenues consist of insurance revenues and other revenues.

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

                               SEGMENT INFORMATION

                                                    Kansas City Life            Sunset      Old
                                                Individual        Group          Life     American          Total
                                                ----------        -----          ----     --------          -----
2004:
Customer revenues                               $  131,143      $44,494      $ 15,106     $ 67,826     $  258,569
Net investment income                              156,522          323        27,871       13,259        197,975
Segment income (loss)                               45,924       (1,855)        7,181        6,437         57,687
Other significant non-cash items:
   Policyholder benefits and interest credited
      to policyholder account balances             187,047       27,959        22,504       44,142        281,652
   Amortization of deferred aquisition
      costs and value of business acquired          21,347            -         5,562       13,698         40,607
Interest expense                                     1,797            -             -          396          2,193
Income tax expense (benefit)                        19,313         (795)        3,448        2,030         23,996

Segment assets                                   3,688,981        4,858       561,654      410,653      4,666,146
Expenditures for other long-lived assets             1,829           45             -           34          1,908

2003:
Customer revenues                               $  144,350      $52,200      $ 16,156     $ 69,325     $  282,031
Net investment income                              151,316          281        29,282       13,884        194,763
Segment income (loss)                               10,893       (4,004)        5,178        2,726         14,793
Other significant non-cash items:
   Policyholder benefits and interest credited
      to policyholder account balances             192,683       35,727        23,291       48,491        300,192
   Amortization of deferred aquisition
      costs and value of business acquired          19,544            -         4,517       14,035         38,096
Interest expense                                     2,182            -             -          428          2,610
Income tax expense (benefit)                        (4,466)      (1,716)          (72)         692         (5,562)

Segment assets                                   3,571,144        6,731       555,245      416,567      4,549,687
Expenditures for other long-lived assets             2,245           81             -           75          2,401

2002:
Customer revenues                               $  110,813      $61,264      $ 18,346     $ 72,937     $  263,360
Net investment income                              145,538          390        32,147       16,160        194,235
Segment income (loss)                               15,629       (1,610)       10,492        7,038         31,549
Other significant non-cash items:
   Policyholder benefits and interest credited
      to policyholder account balances             157,388       41,081        25,211       51,242        274,922
   Amortization of deferred aquisition
      costs and value of business acquired          14,932            -         4,118       12,044         31,094
Interest expense                                     2,716            -             -          565          3,281
Income tax expense (benefit)                         2,321         (690)        1,073        3,568          6,272

Segment assets                                   2,848,164        6,546       574,669      435,873      3,865,252
Expenditures for other long-lived assets            15,881          211             -           49         16,141

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

ENTERPRISE-WIDE DISCLOSURES

                                                       2004        2003         2002
                                                     --------    ---------    --------
Customer revenues by line of business:
   Traditional individual insurance products, net    $ 91,569    $112,629     $ 85,784
   Interest sensitive products                         98,415      93,023       88,061
   Variable life insurance and annuities               17,295      16,983       17,460
   Group life and disability products, net             42,822      50,009       57,275
   Group ASO services                                   1,672       2,191        3,989
   Other                                                6,796       7,196       10,791
                                                     --------    ---------    --------
      Total                                          $258,569    $ 282,031    $263,360
                                                     ========    =========    ========

9. PROPERTY AND EQUIPMENT

Property and equipment are stated at cost and depreciated over estimated useful lives using the straight-line method. The home office is depreciated over 25 to 50 years and furniture and equipment is depreciated over 3 to 10 years. The table below provides information as of December 31.

                                    2004          2003
                                  --------      --------
Land                              $    766      $    766
Home office complex                 20,385        20,613
Furniture and equipment             43,371        41,609
                                  --------      --------
                                    64,522        62,988

Less accumulated depreciation      (32,927)      (30,007)
                                  --------      --------

                                  $ 31,595      $ 32,981
                                  ========      ========

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

10. REINSURANCE

The table below provides information about reinsurance for the years ended December 31.

                             2004          2003          2002
                           --------      --------      --------
LIFE INSURANCE IN FORCE (IN MILLIONS):
    Direct                 $ 28,815      $ 28,914      $ 24,133
    Ceded                   (12,760)      (12,039)      (10,224)
    Assumed                   2,165         3,302         2,458
                           --------      --------      --------

       Net                 $ 18,220      $ 20,177      $ 16,367
                           ========      ========      ========

PREMIUMS:
Life insurance:
    Direct                 $136,749      $152,407      $123,681
    Ceded                   (43,609)      (39,148)      (37,773)
    Assumed                   4,855         5,029         5,018
                           --------      --------      --------

       Net                 $ 97,995      $118,288      $ 90,926
                           ========      ========      ========

Accident and health:
    Direct                 $ 46,821      $ 53,875      $ 57,584
    Ceded                   (10,881)       (9,682)       (5,450)
    Assumed                     456           157             1
                           --------      --------      --------

       Net                 $ 36,396      $ 44,350      $ 52,135
                           ========      ========      ========

Old American has a coinsurance agreement that reinsures certain whole life policies issued by Old American prior to December 1, 1986. These policies had a face value of $69.7 million as of this year-end. The reserve for future policy benefits ceded under this agreement was $33,222 (2003 - $35,704).

Kansas City Life acquired a block of traditional life and universal life products in 1997. As of this year-end, the block had $2.1 billion of life insurance in force (2003 - $2.3 billion). The block generated life insurance premiums of $2,838 (2003 - $3,120).

Sunset Life entered into a yearly renewable term reinsurance agreement January 1, 2002, whereby it ceded 80% of its retained mortality risk on traditional and universal life policies. The insurance in force ceded approximates $2.5 billion (2003 - $2.6 billion) and premiums totaled $8,484.

The maximum retention on any one life is $350 thousand for ordinary life plans and $100 thousand for group coverage. A contingent liability exists with respect to reinsurance, which may become a liability of the Company in the unlikely event that the reinsurers should be unable to meet obligations assumed under reinsurance contracts. Reinsurers' solvency is reviewed annually.

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

11. COMPREHENSIVE INCOME (LOSS)

Comprehensive income (loss) is comprised of net income and other comprehensive income (loss), which includes unrealized gains or losses on securities available for sale and the change in the additional minimum pension liability, as shown below for the years ended December 31.

                                               Unrealized        Minimum
                                              Gain (Loss)        Pension
                                             on Securities      Liability          Total
                                             -------------      ---------          -----
2004:
Unrealized holding gains
   arising during the year                      $ 14,632         $      -        $ 14,632
Less: Realized gains included in net income          490                -             490
                                                --------         --------        --------
Net unrealized gains                              14,142                -          14,142
Increase in minimum pension liability                  -           (3,698)         (3,698)
Effect on deferred acquisition costs              (2,742)               -          (2,742)
Policyholder account balances                     (3,375)               -          (3,375)
Deferred income taxes                             (2,808)           1,294          (1,514)
                                                --------         --------        --------
Other comprehensive income (loss)               $  5,217         $ (2,404)          2,813
                                                ========         ========
   Net income                                                                      57,687
                                                                                 --------
   Comprehensive income                                                          $ 60,500
                                                                                 ========

2003:
Unrealized holding gains
   arising during the year                      $ 43,616         $      -        $ 43,616
Less: Realized gains included in net income      (39,231)               -         (39,231)
                                                --------         --------        --------
Net unrealized gains                              82,847                -          82,847
Decrease in minimum pension liability                  -            3,615           3,615
Effect on deferred acquisition costs              (4,768)               -          (4,768)
Policyholder account balances                     (8,070)               -          (8,070)
Deferred income taxes                            (24,504)          (1,265)        (25,769)
                                                --------         --------        --------
Other comprehensive income (loss)               $ 45,505         $  2,350          47,855
                                                ========         ========
   Net income                                                                      14,793
                                                                                 --------
   Comprehensive income                                                          $ 62,648
                                                                                 ========

2002:
Unrealized holding gains
   arising during the year                      $ 14,542         $      -        $ 14,542
Less: Realized gains included in net income      (26,471)               -         (26,471)
                                                --------         --------        --------
Net unrealized gains                              41,013                -          41,013
Increase in minimum pension liability                  -          (17,154)        (17,154)
Effect on deferred acquisition costs              (1,745)               -          (1,745)
Deferred income taxes                            (13,749)           6,004          (7,745)
                                                --------         --------        --------
Other comprehensive income (loss)               $ 25,519         $(11,150)         14,369
                                                ========         ========
   Net income                                                                      31,549
                                                                                 --------
   Comprehensive income                                                          $ 45,918
                                                                                 ========

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

Following is the accumulated balances related to each component of accumulated other comprehensive income (loss).

                                       Unrealized       Minimum
                                           Gain         Pension
                                      on Securities    Liability        Total
                                      -------------    ---------        -----
2003:
Beginning of year                        $ 1,400       $(25,837)      $(24,437)
Other comprehensive income                45,505          2,350         47,855
                                         -------       --------       --------

End of year                               46,905        (23,487)        23,418

2004:
Other comprehensive income (loss)           5,217        (2,404)         2,813
                                         -------       --------       --------

End of year                              $ 52,122      $(25,891)      $ 26,231
                                         =======       ========       ========

12. FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying amounts for cash, short-term investments and policy loans as reported in the accompanying balance sheet approximate their fair values. The fair values for securities were based on quoted market prices, where available. For those securities not actively traded, fair values were estimated using values obtained from independent pricing services or, in the case of private placements, were estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. Fair values for mortgage loans were based upon discounted cash flow analyses using an interest rate assumption above comparable U.S. Treasury rates. The fair value of bank deposits, checking, savings and money market accounts was the amount payable on demand.

Fair values for liabilities under investment-type insurance contracts, included with policyholder account balances for fixed deferred annuities and with other policyholder funds for supplementary contracts without life contingencies, were estimated to be their cash surrender values.

Fair values for the Company's insurance contracts other than investment contracts were not required to be disclosed. However, the fair values of liabilities under all insurance contracts were taken into consideration in the Company's overall management of interest rate risk.

At year-end 2004, all of the Company's notes payable had a carrying value which approximated their fair value. The Company's other liabilities are generally short-term in nature and their carrying value approximates their fair value.

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

Following are the carrying amounts and fair values of financial instruments as of December 31.

                                                        2004                             2003
                                           ---------------------------      ----------------------------
                                            Carrying          Fair           Carrying           Fair
                                             Amount           Value           Amount            Value
                                             ------           -----           ------            -----
INVESTMENTS:
   Securities available for sale           $3,025,213       $3,025,213       $2,878,293       $2,878,293
   Mortgage loans                             430,632          443,601          456,656          478,283
LIABILITIES:
   Individual and group annuities          $1,139,422       $1,103,090       $1,090,045       $1,064,160
   Notes payable                               92,220           92,220          133,670          133,670
   Bank deposits                               53,600           53,600           55,231           55,231
   Supplementary contracts
      without life contingencies               72,595           72,595           69,264           69,264

13. QUARTERLY CONSOLIDATED FINANCIAL DATA (unaudited)

The unaudited quarterly results of operations for the years ended December 31, 2004 and 2003 are summarized in the table below.

                               First       Second       Third       Fourth
                               -----       ------       -----       ------
2004:
Total revenues               $117,746     $113,207     $117,738     $153,782

Net income                      5,595        7,522       11,533       33,037

Per common share,
   basic and diluted             0.47         0.63         0.97         2.76

2003:
Total revenues               $ 91,447     $107,401     $121,350     $127,316

Net income (loss)              (7,458)       1,535        7,728       12,988

Per common share,
   basic and diluted            (0.62)        0.12         0.65         1.09

14. COMMITMENTS

In the normal course of business the Company has open purchase and sale commitments. At December 31, 2004, the Company had commitments to fund mortgage loans and other investments of $15.5 million. In addition, the Company also has an agreement to sell Generations Bank for $10.1 million, which is expected to close in 2005. Subsequent to December 31, 2004, the Company entered into commitments to fund additional mortgage loans of $22.8 million and real estate of $2.2 million.

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

15. CONTINGENT LIABILITIES

The life insurance industry, including the Company, has been subject to an increase in litigation in recent years. Such litigation has been pursued on behalf of purported classes of policyholders and other claims and legal actions in jurisdictions where juries often award punitive damages, which are grossly disproportionate to actual damages. Although no assurances can be given and no determinations can be made at this time, management believes that the ultimate liability, if any, with respect to these claims and actions, would have no material effect on the Company's business, results of operations or financial position.

16. GUARANTEES AND INDEMNIFICATIONS

The Company is subject to various indemnification obligations issued in conjunction with certain transactions, primarily assumption reinsurance agreements, stock purchase agreements, mortgage servicing agreements and borrowing agreements whose terms range in duration and often are not explicitly defined. Generally, a maximum obligation is not explicitly stated; therefore, the overall maximum amount of the obligation under the indemnifications cannot be reasonably estimated. While the Company is unable to estimate with certainty the ultimate legal and financial liability with respect to these indemnifications, the Company believes the likelihood is remote that material payments would be required under such indemnifications, and therefore such indemnifications would not result in a material adverse effect on the business, financial position or results of operations.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS AND STOCKHOLDERS
KANSAS CITY LIFE INSURANCE COMPANY

We have audited the accompanying consolidated balance sheets of Kansas City Life Insurance Company and subsidiaries (the Company) as of December 31, 2004 and December 31, 2003, and the related consolidated statements of income, stockholders' equity, and cash flows for each of the years in the three-year period ended December 31, 2004. In connection with our audits of the consolidated financial statements, we also have audited financial statement schedules I-V. These consolidated financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Kansas City Life Insurance Company and subsidiaries as of December 31, 2004 and December 31, 2003, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2004, in conformity with United States of America generally accepted accounting principles. Also in our opinion, the related financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the effectiveness of the Company's internal control over financial reporting as of December 31, 2004, based on criteria established in Internal Control - Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO), and our report dated March 9, 2005, expressed an unqualified opinion on management's assessment of, and the effective operation of, internal control over financial reporting.

/s/ KPMG LLP
------------
KPMG LLP

Omaha, Nebraska
March 9, 2005

THE BOARD OF DIRECTORS AND STOCKHOLDERS
KANSAS CITY LIFE INSURANCE COMPANY

We have audited management's assessment, included in the accompanying Management's Assessment of Internal Control Over Financial Reporting appearing under Item 9A, that Kansas City Life Insurance Company and subsidiaries (the Company) maintained effective internal control over financial reporting as of December 31, 2004, based on criteria established in Internal Control - Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). The Company's management is responsible for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting. Our responsibility is to express an opinion on management's assessment and an opinion on the effectiveness of the Company's internal control over financial reporting based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit included obtaining an understanding of internal control over financial reporting, evaluating management's assessment, testing and evaluating the design and operating effectiveness of internal control, and performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.

A company's internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company's internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the Company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the Company are being made only in accordance with authorizations of management and directors of the Company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company's assets that could have a material effect on the financial statements.

Because of the inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

In our opinion, management's assessment that the Company maintained effective internal control over financial reporting as of December 31, 2004, is fairly stated, in all material respects, based on criteria established in Internal Control - Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). Also, in our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2004, based on criteria established in the Internal Control - Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO).

We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the consolidated balance sheets of Kansas City Life Insurance Company and subsidiaries as of December 31, 2004 and 2003, and the related consolidated statements of income, stockholders' equity, and cash flows for each of the years in the three-year period ended December 31, 2004. Our report dated March 9, 2005, expressed an unqualified opinion on those consolidated financial statements.

/s/ KPMG LLP
------------
KPMG LLP

Omaha, Nebraska
March 9, 2005

                   MANAGEMENT'S ASSESSMENT OF INTERNAL CONTROL
                            OVER FINANCIAL REPORTING

Management of Kansas City Life Insurance Company and subsidiaries (the Company) is responsible for establishing and maintaining effective internal control over financial reporting. Management of the Company has conducted an assessment of the Company's internal control over financial reporting at December 31, 2004, based on the criteria established in Internal Control - Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission
(COSO). Based upon that assessment, Management concluded that the Company's internal control over financial reporting was effective at December 31, 2004.

The Company's independent registered public accounting firm, KPMG LLP, has issued an attestation report on Management's assessment of the Company's internal control over financial reporting. That report is included on page 71.

                  LIMITATIONS ON THE EFFECTIVENESS OF CONTROLS

The Company's internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. The Company's internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the Company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the Company are being made only in accordance with authorizations of management and directors of the Company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company's assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting cannot provide absolute assurance of achieving financial reporting objectives, and may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to a future period are subject to the risk that controls may become inadequate because of changes in

                             STOCKHOLDER INFORMATION

CORPORATE HEADQUARTERS
   Kansas City Life Insurance Company
   3520 Broadway
   Post Office Box 219139
   Kansas City, Missouri 64121-9139
   Telephone:  (816) 753-7000
   Fax: (816) 753-4902
   Internet: http://www.kclife.com
   E-mail: kclife@kclife.com

NOTICE OF ANNUAL MEETING
   The annual meeting of stockholders will be held at 9 a.m. Thursday, April 21, 2005, at Kansas City Life's corporate headquarters.

TRANSFER AGENT
   Cheryl Keefer, Assistant Secretary
   Kansas City Life Insurance Company
   Post Office Box 219139
   Kansas City, Missouri 64121-9139

10-K REQUEST
   Stockholders may request a free copy of Kansas City Life's Form 10-K, as filed with the Securities and Exchange Commission, by writing to Secretary, Kansas City Life Insurance Company.

SECURITY HOLDERS
   As of January 31, 2005, Kansas City Life had approximately 585 security holders, including individual participants in security position listings.

                         STOCK AND DIVIDEND INFORMATION
                             STOCK QUOTATION SYMBOL
                                  NASDAQ--KCLI

The following table presents the high and low prices for the Company's common stock for the periods indicated and the dividends declared per share during such periods.

                                   Bid              Dividend
                            High         Low          Paid
                            ----         ---          ----
                                      (per share)
2004:
First quarter              $47.86      $42.05         $0.27
Second quarter              43.19       36.65          0.27
Third quarter               44.59       39.60          0.27
Fourth quarter              49.99       39.50          0.27
                                                      -----
                                                      $1.08
                                                      =====
2003:
First quarter              $43.22      $37.50         $0.27
Second quarter              45.23       39.27          0.27
Third quarter               49.12       40.01          0.27
Fourth quarter              48.43       44.16          0.27
                                                      -----
                                                      $1.08
                                                      =====

A quarterly dividend of $.27 per share was paid February 22, 2005.

NASDAQ market quotations are compiled according to Company records and may reflect inter-dealer prices, without markup, markdown or commission and may not necessarily represent actual transactions.

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE CONTRACT OWNERS
Kansas City Life Variable Annuity Separate Account
   and
The Board of Directors and Stockholders
Kansas City Life Insurance Company:

We consent to the use of our report dated March 11, 2005, with respect to the consolidated financial statements of Kansas City Life Insurance Company and subsidiaries as of December 31, 2004 and 2003, and for each of the years in the three-year period ending December 31, 2004, and all related financial statement schedules, management's assessment of the effectiveness of internal control over financial reporting as of December 31, 2004, and the effectiveness of internal control over financial reporting as of December 31, 2004, and to the use of our report dated April 18, 2005, with respect to the statement of net assets of Kansas City Life Variable Annuity Separate Account (comprised of individual subaccounts as indicated therein) as of December 31, 2004, and the related statement of operations for the year then ended; the statements of changes in net assets for each of the years in the two-year period then ended, except those individual series operating for portions of such period as disclosed in the financial statements; and financial highlights for each of the years in the four-year period then ended, which reports appear in the Statement of Additional Information accompanying the Prospectus of Century II Variable Annuity, included in the Post-Effective Amendment No. 12 to the Registration Statement under the Securities Exchange Act of 1933 (File No. 033-89984) on Form N-4 and Amendment No. 23 to the Registration Statement under the Investment Company Act of 1940 (Registration No. 811-08994) on Form N-4 and to the reference to our firm under the heading "Experts," also in the Statement of Additional Information.

                                  /s/ KPMG LLP
Omaha, Nebraska
April 28, 2005

                                KANSAS CITY LIFE
                                VARIABLE ANNUITY
                                SEPARATE ACCOUNT

                              FINANCIAL STATEMENTS
                     YEARS ENDED DECEMBER 31, 2004 AND 2003

                        TABLE OF CONTENTS

                        STATEMENT OF NET ASSETS
                        STATEMENT OF OPERATIONS
                        STATEMENT OF CHANGES IN NET ASSETS
                        NOTES TO FINANCIAL STATEMENTS
                        INDEPENDENT AUDITORS' REPORT

               KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
                             SCHEDULE OF INVESTMENTS
                               DECEMBER  31, 2004

                                                                                                          Market
                                                                                                           Value        Cost
ASSETS                                                                                                  -----------   ---------
Investments:                                                                                                 (in thousands)
  FEDERATED INSURANCE SERIES
     American Leaders Fund II - 659,512 shares at a net asset value (NAV) of $20.67 per share             $  13,632      12,241
     High Income Bond Fund II - 904,008 shares at a NAV of $8.20 per share                                    7,413       7,304
     Prime Money Fund II - 6,049,952  shares at a NAV of $1.00 per share                                      6,050       6,050

  MFS VARIABLE INSURANCE TRUST
     Research Series - 884,771 shares at a NAV of $15.30 per share                                           13,537      13,897
     Emerging Growth Series - 942,615 shares at a NAV of $17.52 per share                                    16,515      18,552
     Total Return Series - 825,078 shares at a NAV of $21.43 per share                                       17,681      14,854
     Bond Series - 518,581 shares at a NAV of $12.16 per share                                                6,306       6,028
     Strategic Income Series - 122,771 shares at a NAV of $11.25 per share                                    1,381       1,299
     Utilities Series - 1,022,940 shares at a NAV of $20.45 per share                                        20,919      18,545

  AMERICAN CENTURY VARIABLE PORTFOLIOS
     VP Capital Appreciation - 505,035 shares at a NAV of $7.66 per share                                     3,869       4,781
     VP International - 966,284 shares at a NAV of $7.35 per share                                            7,102       7,346
     VP Value - 808,010 shares at a NAV of $8.75 per share                                                    7,070       5,831
     VP Income and Growth - 403,836 shares at a NAV of $7.32 per share                                        2,956       2,657
     VP Inflation Protection - 144,913 shares at a NAV of $10.55 per share                                    1,529       1,492
     VP Ultra - 152,745 shares at a NAV of $10.16 per share                                                   1,552       1,396

  DREYFUS VARIABLE INVESTMENT FUND
     Appreciation Portfolio - 350,860 shares at a NAV of $35.56 per share                                    12,477      11,921
     Developing Leaders Portfolio - 454,387 shares at a NAV of $41.55 per share                              18,880      18,487
     Dreyfus Stock Index Fund - 916,473 shares at a NAV of $30.89 per share                                  28,310      26,886
     The Dreyfus Socially Responsible Growth Fund, Inc. - 72,122 shares at a NAV of $25.17 per share          1,815       2,290

   J.P.  MORGAN SERIES TRUST II
          Large Cap Core Equity Portfolio - 176,081 shares at a NAV of $13.59 per share                      2,393            2,427
          Small Company Portfolio - 165,592 shares at a NAV of $17.88 per share                              2,961            2,396
          Mid Cap Value Portfolio - 85,380 shares at a NAV of $25.92 per share                               2,213            1,943

   FRANKLIN TEMPLETON VARIABLE PRODUCTS SERIES FUND
          Franklin Real Estate Fund - 248,987 shares at a NAV of $30.49 per share                            7,592            5,572
          Franklin Small Cap Fund - 125,858 shares at a NAV of $19.43 per share                              2,445            2,184
          Templeton Developing Markets Securities Fund - 149,038 shares at a NAV of $8.67 per share          1,292            1,015
          Templeton Foreign Securities Fund - 258,998 shares at a NAV of $14.35 per share                    3,717            3,330

   CALAMOS: ADVISORS TRUST
          Growth & Income Portfolio - 2,124,795 shares at a NAV of $13.98 per share                         29,705           25,752

   A I M VARIABLE INSURANCE FUNDS
          V.I. Dent Demographic Trends Fund - 378,276 shares at a NAV of $5.64 per share                     2,133            2,152
          V.I. Technology Fund - 87,506 shares at a NAV of $12.42 per share                                  1,087            1,365
          V.I. Premier Equity Fund - 80,459 shares at a NAV of $21.30 per share                              1,714            1,750

   SELIGMAN PORTFOLIOS, INC.
          Communications and Information Portfolio - 282,442 shares at a NAV of $12.76 per share             3,604            3,424
          Capital Portfolio - 310,137 shares at a NAV of $12.13 per share                                    3,762            3,905
          Small Cap Value Portfolio - 116,295 shares at a NAV of $19.26 per share                            2,240            1,971
                                                                                                          --------         --------

   TOTAL ASSETS                                                                                           $255,852         $241,043
                                                                                                          ========         ========

                 See accompanying Notes to Financial Statements

               KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
                             STATEMENT OF NET ASSETS
                               DECEMBER  31, 2004

                                                                     VA                      Freedom VA
                                                            Number         Unit          Number         Unit          Market
NET ASSETS                                                 of Units        Value        of Units        Value         Value
                                                          ---------       --------      --------       --------   --------------
                                                                                                                  (in thousands)
   FEDERATED INSURANCE SERIES
     American Leaders Fund II                               667,077        $20.323         5,371        $14.043     $   13,632
     High Income Bond Fund II                               472,100         15.552         5,515         12.826          7,413
     Prime Money Fund II                                    496,302         12.180           504          9.826          6,050

   MFS VARIABLE INSURANCE TRUST
     Research Series                                        792,429         16.988         5,202         14.398         13,537
     Emerging Growth Series                                 988,598         16.565         9,628         14.349         16,515
     Total Return Series                                    803,009         21.297        45,316         12.785         17,681
     Bond Series                                            384,097         16.054        12,480         11.198          6,306
     Strategic Income Series                                 95,927         13.746         5,449         11.488          1,381
     Utilities Series                                       836,120         24.845         8,537         17.072         20,919

   AMERICAN CENTURY VARIABLE PORTFOLIOS
     VP Capital Appreciation                                367,883         10.406         3,107         12.952          3,869
     VP International                                       444,885         15.900         1,953         14.504          7,102
     VP Value                                               717,567          9.442        19,958         14.768          7,070
     VP Income and Growth                                   393,186          7.137        10,286         14.585          2,956
     VP Inflation Protection                                 96,325         10.503        49,447         10.462          1,529
     VP Ultra                                               121,995         12.538         1,788         12.487          1,552

   DREYFUS VARIABLE INVESTMENT FUND
     Appreciation Portfolio                                 901,301         13.784         4,189         12.771         12,477
     Developing Leaders Portfolio                         1,198,446         15.639         9,495         14.424         18,880
     Dreyfus Stock Index Fund                             1,974,714         14.186        20,948         14.131         28,310
     The Dreyfus Socially Responsible Growth Fund, Inc.      74,179         24.472            -          13.333          1,815

   J.P. MORGAN SERIES TRUST II
     Large Cap Core Equity Portfolio                        165,669        14.253          2,274        13.947        2,393
     Small Company Portfolio                                160,996        17.472          8,541        17.306        2,961
     Mid Cap Value Portfolio                                147,837        14.327          6,656        14.269        2,213

   FRANKLIN TEMPLETON VARIABLE PRODUCTS SERIES FUND
     Franklin Real Estate Fund                              353,301        19.893         31,630        17.813        7,592
     Franklin Small Cap Fund                                333,913         6.796         11,604        15.194        2,445
     Templeton Developing Markets Securities Fund            80,234        13.764         10,032        18.725        1,292
     Templeton Foreign Securities Fund                      171,204        21.404          3,343        15.597        3,717

   CALAMOS: ADVISORS TRUST
     Growth & Income Portfolio                            1,899,593        15.342         41,837        13.395       29,705

   A I M VARIABLE INSURANCE FUNDS
     V. I. Dent Demographic Trends Fund                     445,418         4.743          1,448        14.456        2,133
     V. I. Technology Fund                                  395,445         2.527          5,714        15.321        1,087
     V. I. Premier Equity Fund                              269,777         6.353             -         13.117        1,714

   SELIGMAN PORTFOLIOS, INC.
     Communications and Information Portfolio               560,217         6.168          9,290        15.973        3,604
     Capital Portfolio                                      611,799         6.116          1,378        14.545        3,762
     Small Cap Value Portfolio                              141,348        15.487          3,297        15.423        2,240
                                                                                                                  ---------
   TOTAL NET ASSETS                                                                                               $ 255,852
                                                                                                                  =========

                 See accompanying Notes to Financial Statements

               KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2004
                                 (in thousands)

                                                           Federated Insurance Series
                                                       ----------------------------------
                                                                      High
                                                        American     Income       Prime
                                                         Leaders      Bond        Money
                                                         Fund II     Fund II     Fund II
                                                       ----------------------------------
VARIABLE ANNUITY:
Investment Income:
  Income:
    Dividend Distributions                             $    183          519          50
  Expenses:
    Mortality and Expense Risk Fees and
      Administrative Charges                                182           99          89
                                                       ----------------------------------
        Investment Income (Loss)                              1          420         (39)
                                                       ----------------------------------
  Realized and Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss)                                     94          (91)          -
    Capital Gains Distributions                               -            -           -
    Unrealized Appreciation (Depreciation)                  937          255           -
                                                       ----------------------------------
        Net Gain (Loss) on Investments                    1,031          164           -
                                                       ----------------------------------

          Change in Net Assets from Operations         $  1,032          584         (39)
                                                       ==================================

                                                                             MFS Variable Insurance Trust
                                                       -------------------------------------------------------------------------

                                                                     Emerging      Total                Strategic
                                                        Research      Growth      Return      Bond        Income      Utilities
                                                         Series       Series      Series     Series       Series        Series
                                                       -------------------------------------------------------------------------
VARIABLE ANNUITY:
Investment Income:
  Income:
    Dividend Distributions                             $     140            -        266        336            66           257
  Expenses:
    Mortality and Expense Risk Fees and
      Administrative Charges                                 184          219        225         84            18           248
                                                       -------------------------------------------------------------------------
        Investment Income (Loss)                             (44)        (219)        41        252            48             9
                                                       -------------------------------------------------------------------------
  Realized and Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss)                                    (544)        (823)       363         96            26          (200)
    Capital Gains Distributions                                -            -          -          -             -             -
    Unrealized Appreciation (Depreciation)                 2,377        2,735      1,108        (73)            2         4,784
                                                       -------------------------------------------------------------------------
        Net Gain (Loss) on Investments                     1,833        1,912      1,471         23            28         4,584
                                                       -------------------------------------------------------------------------

          Change in Net Assets from Operations         $   1,789        1,693      1,512        275            76         4,593
                                                       =========================================================================

                                                                       American Century Variable Portfolios
                                                       --------------------------------------------------------------------
                                                           VP                               VP            VP
                                                        Capital       VP        VP        Income       Inflation       VP
                                                         Apprec      Int'l     Value     & Growth     Protection     Ultra
                                                       --------------------------------------------------------------------
VARIABLE ANNUITY:
Investment Income:
  Income:
    Dividend Distributions                             $      -         37        52           35             25         -
  Expenses:
    Mortality and Expense Risk Fees and
      Administrative Charges                                 52         95        77           35             10        14
                                                       --------------------------------------------------------------------
        Investment Income (Loss)                            (52)       (58)      (25)           -             15       (14)
                                                       --------------------------------------------------------------------
  Realized and Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss)                                   (268)      (270)      143           19              7         9
    Capital Gains Distributions                               -          -        40            -              -         -
    Unrealized Appreciation (Depreciation)                  537      1,198       533          260             17       113
                                                       --------------------------------------------------------------------
        Net Gain (Loss) on Investments                      269        928       716          279             24       122
                                                       --------------------------------------------------------------------
          Change in Net Assets from Operations         $    217        870       691          279             39       108
                                                       ====================================================================

                                                                   Dreyfus Variable Investment Fund
                                                       -------------------------------------------------------
                                                                      Developing
                                                         Apprec.        Leaders        Stock        Socially
                                                        Portfolio      Portfolio       Index      Responsible
                                                       -------------------------------------------------------
VARIABLE ANNUITY:
Investment Income:
  Income:
    Dividend Distributions                             $      203             36         477                7
  Expenses:
    Mortality and Expense Risk Fees and
      Administrative Charges                                  170            248         367               27
                                                       -------------------------------------------------------
        Investment Income (Loss)                               33           (212)        110              (20)
                                                       -------------------------------------------------------
  Realized and Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss)                                      110           (161)        (20)            (204)
    Capital Gains Distributions                                 -              -           -                -
    Unrealized Appreciation (Depreciation)                    278          2,039       2,254              308
                                                       -------------------------------------------------------
        Net Gain (Loss) on Investments                        388          1,878       2,234              104
                                                       -------------------------------------------------------
          Change in Net Assets from Operations         $      421          1,666       2,344               84
                                                       =======================================================

                 See accompanying Notes to Financial Statements

               KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
                       STATEMENT OF OPERATIONS (CONTINUED)
                          YEAR ENDED DECEMBER 31, 2004
                                 (in thousands)

                                                                    J.P. Morgan
                                                       ------------------------------------------
                                                        Large Cap         Small           Mid
                                                       Core Equity       Company       Cap Value
                                                        Portfolio       Portfolio      Portfolio
                                                       ------------------------------------------
VARIABLE ANNUITY:
Investment Income:
  Income:
    Dividend Distributions                             $        17              -              2
  Expenses:
    Mortality and Expense Risk Fees and
      Administrative Charges                                    31             30             15
                                                       ------------------------------------------
        Investment Income (Loss)                               (14)           (30)           (13)
                                                       ------------------------------------------
  Realized and Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss)                                       (42)            42             13
    Capital Gains Distributions                                  -              -              5
    Unrealized Appreciation (Depreciation)                     235            507            218
                                                       ------------------------------------------
        Net Gain (Loss) on Investments                         193            549            236
                                                       ------------------------------------------
          Change in Net Assets from Operations         $       179            519            223
                                                       ==========================================

                                                             Franklin Templeton Variable Products           Calamos
                                                       ------------------------------------------------   -----------
                                                                             Developing                    Growth &
                                                         Real      Small       Markets       Foreign        Income
                                                        Estate      Cap      Securities     Securities     Portfolio
                                                       ------------------------------------------------   -----------
VARIABLE ANNUITY:
Investment Income:
  Income:
    Dividend Distributions                             $    90         -             13            29            311
  Expenses:
    Mortality and Expense Risk Fees and
      Administrative Charges                                66        28             11            39            340
                                                       ------------------------------------------------   -----------
        Investment Income (Loss)                            24       (28)             2           (10)           (29)
                                                       ------------------------------------------------   -----------
  Realized and Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss)                                   228        36             59            (3)           480
    Capital Gains Distributions                              6         -              -             -              -
    Unrealized Appreciation (Depreciation)               1,155       178            105           494          1,921
                                                       ------------------------------------------------   -----------
        Net Gain (Loss) on Investments                   1,389       214            164           491          2,401
                                                       ------------------------------------------------   -----------
          Change in Net Assets from Operations         $ 1,413       186            166           481          2,372
                                                       ================================================   ===========

                                                         A I M Variable Insurance Funds        Seligman Portfolios
                                                       ---------------------------------   ----------------------------
                                                         Dent                               Comm                 Small
                                                         Demo                   Premier       &      Capital      Cap
                                                        Trends    Technology    Equity      Info    Portfolio    Value      Total
                                                       ---------------------------------   ----------------------------   ---------
VARIABLE ANNUITY:
Investment Income:
  Income:
    Dividend Distributions                             $     -             -          8        -            -        3       3,162
  Expenses:
    Mortality and Expense Risk Fees and
      Administrative Charges                                28            13         24       40           49       20       3,177
                                                       ---------------------------------   ----------------------------   ---------
        Investment Income (Loss)                           (28)          (13)       (16)     (40)         (49)     (17)        (15)
                                                       ---------------------------------   ----------------------------   ---------
  Realized and Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss)                                  (188)          (68)       (45)     (34)         (89)      14      (1,311)
    Capital Gains Distributions                              -             -          -        -            -        -          51
    Unrealized Appreciation (Depreciation)                 346           127        134      359          362      222      26,025
                                                       ---------------------------------   ----------------------------   ---------
        Net Gain (Loss) on Investments                     158            59         89      325          273      236      24,765
                                                       ---------------------------------   ----------------------------   ---------
          Change in Net Assets from Operations         $   130            46         73      285          224      219      24,750
                                                       =================================   ============================   =========

                 See accompanying Notes to Financial Statements

               KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2004
                                 (in thousands)

                                                           Federated Insurance Series
                                                       ----------------------------------
                                                                      High
                                                        American     Income       Prime
                                                         Leaders      Bond        Money
                                                         Fund II     Fund II     Fund II
                                                       ----------------------------------
FREEDOM VARIABLE ANNUITY:
Investment Income:
  Income:
    Dividend Distributions                             $       1           4           -
  Expenses:
    Mortality and Expense Risk Fees and
      Administrative Charges                                   1           1           -
                                                       ----------------------------------
        Investment Income (Loss)                               -           3           -
                                                       ----------------------------------
  Realized and Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss)                                       1           -           -
    Capital Gains Distributions                                -           -           -
    Unrealized Appreciation (Depreciation)                     4           2           -
                                                       ----------------------------------
        Net Gain (Loss) on Investments                         5           2           -
                                                       ----------------------------------
          Change in Net Assets from Operations         $       5           5           -
                                                       ==================================
TOTAL VARIABLE ANNUITY AND
      FREEDOM VARIABLE ANNUITY -
    CHANGE IN NET ASSETS FROM OPERATIONS               $   1,037         589         (39)
                                                       ==================================

                                                                             MFS Variable Insurance Trust
                                                       -------------------------------------------------------------------------

                                                                     Emerging      Total                Strategic
                                                        Research      Growth      Return      Bond        Income      Utilities
                                                         Series       Series      Series     Series       Series        Series
                                                       -------------------------------------------------------------------------
FREEDOM VARIABLE ANNUITY:
Investment Income:
  Income:
    Dividend Distributions                             $       -            -          8          8             1             1
  Expenses:
    Mortality and Expense Risk Fees and
      Administrative Charges                                   1            2          6          2             1             1
                                                       -------------------------------------------------------------------------
        Investment Income (Loss)                              (1)          (2)         2          6             -             -
                                                       -------------------------------------------------------------------------
  Realized and Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss)                                       -            1          -          -             -             -
    Capital Gains Distributions                                -            -          -          -             -             -
    Unrealized Appreciation (Depreciation)                     7           15         40         (1)            2            27
                                                       -------------------------------------------------------------------------
        Net Gain (Loss) on Investments                         7           16         40         (1)            2            27
                                                       -------------------------------------------------------------------------
          Change in Net Assets from Operations         $       6           14         42          5             2            27
                                                       =========================================================================
TOTAL VARIABLE ANNUITY AND
      FREEDOM VARIABLE ANNUITY -
    CHANGE IN NET ASSETS FROM OPERATIONS               $   1,795        1,707      1,554        280            78         4,620
                                                       =========================================================================

                                                                       American Century Variable Portfolios
                                                       --------------------------------------------------------------------
                                                           VP                               VP            VP
                                                        Capital       VP        VP        Income       Inflation       VP
                                                         Apprec      Int'l     Value     & Growth     Protection     Ultra
                                                       --------------------------------------------------------------------
FREEDOM VARIABLE ANNUITY:
Investment Income:
  Income:
    Dividend Distributions                             $     -         -           1            1              8         -
  Expenses:
    Mortality and Expense Risk Fees and
      Administrative Charges                                 1         -           3            2              4         -
                                                       --------------------------------------------------------------------
        Investment Income (Loss)                            (1)        -          (2)          (1)             4         -
                                                       --------------------------------------------------------------------
  Realized and Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss)                                     1         -           2            1              -         -
    Total Income                                             -         -           2            -              -         -
    Unrealized Appreciation (Depreciation)                   1         3          24           13              9         2
                                                       --------------------------------------------------------------------
        Net Gain (Loss) on Investments                       2         3          28           14              9         2
                                                       --------------------------------------------------------------------
          Change in Net Assets from Operations         $     1         3          26           13             13         2
                                                       ====================================================================
TOTAL VARIABLE ANNUITY AND
      FREEDOM VARIABLE ANNUITY -
    CHANGE IN NET ASSETS FROM OPERATIONS               $   218       873         717          292             52       110
                                                       ====================================================================

                                                                   Dreyfus Variable Investment Fund
                                                       -------------------------------------------------------
                                                                      Developing
                                                         Apprec.        Leaders        Stock        Socially
                                                        Portfolio      Portfolio       Index      Responsible
                                                       -------------------------------------------------------
FREEDOM VARIABLE ANNUITY:
Investment Income:
  Income:
    Dividend Distributions                             $        1               -          4                -
  Expenses:
    Mortality and Expense Risk Fees and
      Administrative Charges                                    1              2           4                -
                                                       -------------------------------------------------------
        Investment Income (Loss)                                -             (2)          -                -
                                                       -------------------------------------------------------
  Realized and Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss)                                        -              1           4                -
    Total Income                                                -              -           -                -
    Unrealized Appreciation (Depreciation)                      2             10          14                -
                                                       -------------------------------------------------------
        Net Gain (Loss) on Investments                          2             11          18                -
                                                       -------------------------------------------------------
          Change in Net Assets from Operations         $        2              9          18                -
                                                       =======================================================
TOTAL VARIABLE ANNUITY AND
      FREEDOM VARIABLE ANNUITY -
    CHANGE IN NET ASSETS FROM OPERATIONS               $      423          1,675       2,362               84
                                                       =======================================================

                 See accompanying Notes to Financial Statements

               KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
                       STATEMENT OF OPERATIONS (CONTINUED)
                          YEAR ENDED DECEMBER 31, 2004
                                 (in thousands)

                                                                    J.P. Morgan
                                                       ------------------------------------------
                                                        Large Cap         Small           Mid
                                                       Core Equity       Company       Cap Value
                                                        Portfolio       Portfolio      Portfolio
                                                       ------------------------------------------
FREEDOM VARIABLE ANNUITY:
Investment Income:
  Income:
    Dividend Distributions                             $        -               -              -
  Expenses:
    Mortality and Expense Risk Fees and
      Administrative Charges                                     1              1              1
                                                       ------------------------------------------
        Investment Income (Loss)                                (1)            (1)            (1)
                                                       ------------------------------------------
  Realized and Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss)                                         1              1              -
    Capital Gains Distributions                                  -              -              -
    Unrealized Appreciation (Depreciation)                       2             22             10
                                                       ------------------------------------------
        Net Gain (Loss) on Investments                           3             23             10
                                                       ------------------------------------------
          Change in Net Assets from Operations         $         2             22              9
                                                       ==========================================
TOTAL VARIABLE ANNUITY AND
      FREEDOM VARIABLE ANNUITY -
    CHANGE IN NET ASSETS FROM OPERATIONS               $       181            541            232
                                                       ==========================================

                                                             Franklin Templeton Variable Products           Calamos
                                                       ------------------------------------------------   -----------
                                                                             Developing                    Growth &
                                                         Real      Small       Markets       Foreign        Income
                                                        Estate      Cap      Securities     Securities     Portfolio
                                                       ------------------------------------------------   -----------
FREEDOM VARIABLE ANNUITY:
Investment Income:
  Income:
    Dividend Distributions                             $     6         -              3              -             5
  Expenses:
    Mortality and Expense Risk Fees and
      Administrative Charges                                 6         3              2              -             6
                                                       ------------------------------------------------   -----------
        Investment Income (Loss)                             -        (3)             1              -            (1)
                                                       ------------------------------------------------   -----------
  Realized and Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss)                                     1         1              1              -             2
    Capital Gains Distributions                              1         -              -              -             -
    Unrealized Appreciation (Depreciation)                  94        18             32              5            47
                                                       ------------------------------------------------   -----------
        Net Gain (Loss) on Investments                      96        19             33              5            49
                                                       ------------------------------------------------   -----------
          Change in Net Assets from Operations         $    96        16             34              5            48
                                                       ================================================   ===========
TOTAL VARIABLE ANNUITY AND
      FREEDOM VARIABLE ANNUITY -
    CHANGE IN NET ASSETS FROM OPERATIONS               $ 1,509       202            200            486         2,420
                                                       ================================================   ===========

                                                         A I M Variable Insurance Funds        Seligman Portfolios
                                                       ---------------------------------   ----------------------------
                                                         Dent                               Comm                 Small
                                                         Demo                   Premier       &      Capital      Cap
                                                        Trends    Technology    Equity      Info    Portfolio    Value      Total
                                                       ---------------------------------   ----------------------------   ---------
FREEDOM VARIABLE ANNUITY:
Investment Income:
  Income:
    Dividend Distributions                             $     -             -          -        -            -        -          52
  Expenses:
    Mortality and Expense Risk Fees and
      Administrative Charges                                 -             1          -        2            -        -          55
                                                       ---------------------------------   ----------------------------   ---------
        Investment Income (Loss)                             -            (1)         -       (2)           -        -          (3)
                                                       ---------------------------------   ----------------------------   ---------
  Realized and Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss)                                     -             -          -        1            -        1          20
    Capital Gains Distributions                              -             -          -        -            -        -           3
    Unrealized Appreciation (Depreciation)                   1             4          -       12            1        5         427
                                                       ---------------------------------   ----------------------------   ---------
        Net Gain (Loss) on Investments                       1             4          -       13            1        6         450
                                                       ---------------------------------   ----------------------------   ---------
          Change in Net Assets from Operations         $     1             3          -       11            1        6         447
                                                       =================================   ============================   =========
TOTAL VARIABLE ANNUITY AND
      FREEDOM VARIABLE ANNUITY -
    CHANGE IN NET ASSETS FROM OPERATIONS               $   131            49         73      296          225      225      25,197
                                                       =================================   ============================   =========

                 See accompanying Notes to Financial Statements

               KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
                       STATEMENT OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2004
                                 (in thousands)

                                                           Federated Insurance Series
                                                       ----------------------------------
                                                                      High
                                                        American     Income       Prime
                                                         Leaders      Bond        Money
                                                         Fund II     Fund II     Fund II
                                                       ----------------------------------
VARIABLE ANNUITY:
CHANGE IN NET ASSETS FROM OPERATIONS:
  Investment Income (Loss)                             $       1         420         (39)
  Realized Gain (Loss)                                        94         (91)          -
  Unrealized Appreciation (Depreciation)                     937         255           -
                                                       ----------------------------------
    Change in Net Assets from Operations                   1,032         584         (39)

DEPOSITS                                                     758         306       7,448

PAYMENTS AND WITHDRAWALS:
  Death Benefits                                              33          21         476
  Withdrawals                                              1,272         564       1,358
  Administrative Fees                                         13           5           9
  Transfers (in) out                                          89         156       7,119
                                                       ----------------------------------
    Payments and Withdrawals                               1,407         746       8,962
                                                       ----------------------------------
NET ASSETS:
  Net Increase (Decrease)                                    383         144      (1,553)
  Beginning of Year                                       13,173       7,199       7,597
                                                       ----------------------------------
    End of Year                                        $  13,556       7,343       6,044
                                                       ==================================

                                                                             MFS Variable Insurance Trust
                                                       -------------------------------------------------------------------------

                                                                     Emerging      Total                Strategic
                                                        Research      Growth      Return      Bond        Income      Utilities
                                                         Series       Series      Series     Series       Series        Series
                                                       -------------------------------------------------------------------------
VARIABLE ANNUITY:
CHANGE IN NET ASSETS FROM OPERATIONS:
  Investment Income (Loss)                             $     (44)        (219)        41        252            48             9
  Realized Gain (Loss)                                      (544)        (823)       363         96            26          (200)
  Unrealized Appreciation (Depreciation)                   2,377        2,735      1,108        (73)            2         4,784
                                                       -------------------------------------------------------------------------
    Change in Net Assets from Operations                   1,789        1,693      1,512        275            76         4,593

DEPOSITS                                                     718        1,023      1,290        746           158         1,299

PAYMENTS AND WITHDRAWALS:
  Death Benefits                                              12           41         33         33            (1)           87
  Withdrawals                                              1,254        1,369      1,679        600           241         1,963
  Administrative Fees                                         15           21         13          5             1            18
  Transfers (in) out                                       2,045          647       (237)       547           125          (345)
                                                       -------------------------------------------------------------------------
    Payments and Withdrawals                               3,326        2,078      1,488      1,185           366         1,723
                                                       -------------------------------------------------------------------------
NET ASSETS:
  Net Increase (Decrease)                                   (819)         638      1,314       (164)         (132)        4,169
  Beginning of Year                                       14,282       15,738     15,786      6,330         1,452        16,604
                                                       -------------------------------------------------------------------------
    End of Year                                        $  13,463       16,376     17,100      6,166         1,320        20,773
                                                       =========================================================================

                                                                       American Century Variable Portfolios
                                                       --------------------------------------------------------------------
                                                           VP                               VP            VP
                                                        Capital       VP        VP        Income       Inflation       VP
                                                        Apprec.      Int'l     Value     & Growth     Protection     Ultra
                                                       --------------------------------------------------------------------
VARIABLE ANNUITY:
CHANGE IN NET ASSETS FROM OPERATIONS:
  Investment Income (Loss)                             $    (52)       (58)      (25)           -             15       (14)
  Realized Gain (Loss)                                     (268)      (270)      183           19              7         9
  Unrealized Appreciation (Depreciation)                    537      1,198       533          260             17       113
                                                       --------------------------------------------------------------------
    Change in Net Assets from Operations                    217        870       691          279             39       108

DEPOSITS                                                    232        370       936          222            263       424

PAYMENTS AND WITHDRAWALS:
  Death Benefits                                              2          2        60            -              -         -
  Withdrawals                                               400        524       459          191             29        34
  Administrative Fees                                         4          8         5            2              -         -
  Transfers (in) out                                         48        715      (961)         (25)          (232)     (414)
                                                       --------------------------------------------------------------------
    Payments and Withdrawals                                454      1,249      (437)         168           (203)     (380)
                                                       --------------------------------------------------------------------
NET ASSETS:
  Net Increase (Decrease)                                    (5)        (9)    2,064          333            505       912
  Beginning of Year                                       3,833      7,082     4,710        2,474            507       617
                                                       --------------------------------------------------------------------
    End of Year                                        $  3,828      7,073     6,774        2,807          1,012     1,529
                                                       ====================================================================

                                                                   Dreyfus Variable Investment Fund
                                                       -------------------------------------------------------
                                                                      Developing
                                                         Apprec.        Leaders        Stock        Socially
                                                        Portfolio      Portfolio       Index      Responsible
                                                       -------------------------------------------------------
VARIABLE ANNUITY:
CHANGE IN NET ASSETS FROM OPERATIONS:
  Investment Income (Loss)                             $       33           (212)        110              (20)
  Realized Gain (Loss)                                        110           (161)        (20)            (204)
  Unrealized Appreciation (Depreciation)                      278          2,039       2,254              308
                                                       -------------------------------------------------------
    Change in Net Assets from Operations                      421          1,666       2,344               84

DEPOSITS                                                      841          1,259       2,878               83

PAYMENTS AND WITHDRAWALS:
  Death Benefits                                                4             81         132               10
  Withdrawals                                                 859          1,607       2,186              185
  Administrative Fees                                          12             14          29                3
  Transfers (in) out                                          (13)          (296)         17              283
                                                       -------------------------------------------------------
    Payments and Withdrawals                                  862          1,406       2,364              481
                                                       -------------------------------------------------------
NET ASSETS:
  Net Increase (Decrease)                                     400          1,519       2,858             (314)
  Beginning of Year                                        12,023         17,226      25,154            2,129
                                                       -------------------------------------------------------
    End of Year                                        $   12,423         18,745      28,012            1,815
                                                       =======================================================

               KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                          YEAR ENDED DECEMBER 31, 2004
                                 (in thousands)

                                                                    J.P. Morgan
                                                       ------------------------------------------
                                                        Large Cap         Small           Mid
                                                       Core Equity       Company       Cap Value
                                                        Portfolio       Portfolio      Portfolio
                                                       ------------------------------------------
VARIABLE ANNUITY:
CHANGE IN NET ASSETS FROM OPERATIONS:
  Investment Income (Loss)                             $       (14)           (30)           (13)
  Realized Gain (Loss)                                         (42)            42             18
  Unrealized Appreciation (Depreciation)                       235            507            218
                                                       ------------------------------------------
    Change in Net Assets from Operations                       179            519            223

DEPOSITS                                                       130            300            434

PAYMENTS AND WITHDRAWALS:
  Death Benefits                                                 -              -              -
  Withdrawals                                                  106            105             38
  Administrative Fees                                            2              3              1
  Transfers (in) out                                           232           (193)          (927)
                                                       ------------------------------------------
    Payments and Withdrawals                                   340            (85)          (888)
                                                       ------------------------------------------
NET ASSETS:
  Net Increase (Decrease)                                      (31)           904          1,545
  Beginning of Year                                          2,394          1,911            573
                                                       ------------------------------------------
    End of Year                                        $     2,363          2,815          2,118
                                                       ==========================================

                                                             Franklin Templeton Variable Products           Calamos
                                                       ------------------------------------------------   -----------
                                                                             Developing                    Growth &
                                                         Real      Small       Markets       Foreign        Income
                                                        Estate      Cap      Securities     Securities     Portfolio
                                                       ------------------------------------------------   -----------
VARIABLE ANNUITY:
CHANGE IN NET ASSETS FROM OPERATIONS:
  Investment Income (Loss)                             $    24       (28)             2            (10)          (29)
  Realized Gain (Loss)                                     234        36             59             (3)          480
  Unrealized Appreciation (Depreciation)                 1,155       178            105            494         1,921
                                                       ------------------------------------------------   -----------
    Change in Net Assets from Operations                 1,413       186            166            481         2,372

DEPOSITS                                                 1,142       251            239            521         6,323

PAYMENTS AND WITHDRAWALS:
  Death Benefits                                            53         1              -              -            13
  Withdrawals                                              246        62             33            106         2,341
  Administrative Fees                                        4         2              1              2            19
  Transfers (in) out                                    (1,177)     (718)          (113)          (324)       (3,272)
                                                       ------------------------------------------------   -----------
    Payments and Withdrawals                              (874)     (653)           (79)          (216)         (899)
                                                       ------------------------------------------------   -----------
NET ASSETS:
  Net Increase (Decrease)                                3,429     1,090            484          1,218         9,594
  Beginning of Year                                      3,599     1,180            619          2,446        19,548
                                                       ------------------------------------------------   -----------
    End of Year                                        $ 7,028     2,270          1,103          3,664        29,142
                                                       ================================================   ===========

                                                         A I M Variable Insurance Funds         Seligman Portfolios
                                                       ---------------------------------   -----------------------------
                                                         Dent                               Comm                 Small
                                                         Demo                   Premier       &      Capital      Cap
                                                        Trends    Technology    Equity      Info    Portfolio    Value       Total
                                                       ---------------------------------   -----------------------------   ---------
VARIABLE ANNUITY:
CHANGE IN NET ASSETS FROM OPERATIONS:
  Investment Income (Loss)                             $   (28)          (13)       (16)     (40)         (49)      (17)        (15)
  Realized Gain (Loss)                                    (188)          (68)       (45)     (34)         (89)       14      (1,260)
  Unrealized Appreciation (Depreciation)                   346           127        134      359          362       222      26,025
                                                       ---------------------------------   -----------------------------   ---------
    Change in Net Assets from Operations                   130            46         73      285          224       219      24,750

DEPOSITS                                                   290            78        143      500          406       412      32,423

PAYMENTS AND WITHDRAWALS:
  Death Benefits                                            48             1          -        -            3         1       1,146
  Withdrawals                                               86            37        111      173          157        27      20,402
  Administrative Fees                                        3             2          2        3            4         1         226
  Transfers (in) out                                        34           (78)       288     (330)        (111)   (1,212)      1,367
                                                       ---------------------------------   -----------------------------   ---------
    Payments and Withdrawals                               171           (38)       401     (154)          53    (1,183)     23,141
                                                       ---------------------------------   -----------------------------   ---------
NET ASSETS:
  Net Increase (Decrease)                                  249           162       (185)     939          577     1,814      34,032
  Beginning of Year                                      1,863           837      1,899    2,516        3,166       373     216,840
                                                       ---------------------------------   -----------------------------   ---------
    End of Year                                        $ 2,112           999      1,714    3,455        3,743     2,187     250,872
                                                       =================================   =============================   =========

               KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
                       STATEMENT OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2004
                                 (in thousands)

                                                           Federated Insurance Series
                                                       ----------------------------------
                                                                      High
                                                        American     Income       Prime
                                                         Leaders      Bond        Money
                                                         Fund II     Fund II     Fund II
                                                       ----------------------------------
FREEDOM VARIABLE ANNUITY:
CHANGE IN NET ASSETS FROM OPERATIONS:
  Investment Income (Loss)                             $       -           3           -
  Realized Gain (Loss)                                         1           -           -
  Unrealized Appreciation (Depreciation)                       4           2           -
                                                       ----------------------------------
    Change in Net Assets from Operations                       5           5           -

DEPOSITS                                                      34          16         302

PAYMENTS AND WITHDRAWALS:
  Death Benefits                                               -           -           -
  Withdrawals                                                  9           2           1
  Administrative Fees                                          -           -           -
  Transfers (in) out                                          (1)         (1)        326
                                                       ----------------------------------
    Payments and Withdrawals                                   8           1         327
                                                       ----------------------------------
NET ASSETS:
  Net Increase (Decrease)                                     31          20         (25)
  Beginning of Year                                           45          50          31
                                                       ----------------------------------
    End of Year                                        $      76          70           6
                                                       ==================================
TOTAL VARIABLE ANNUITY AND
    FREEDOM VARIABLE ANNUITY -
  END OF YEAR                                          $  13,632       7,413       6,050
                                                       ==================================

                                                                             MFS Variable Insurance Trust
                                                       -------------------------------------------------------------------------

                                                                     Emerging      Total                Strategic
                                                        Research      Growth      Return      Bond        Income      Utilities
                                                         Series       Series      Series     Series       Series        Series
                                                       -------------------------------------------------------------------------
FREEDOM VARIABLE ANNUITY:
CHANGE IN NET ASSETS FROM OPERATIONS:
  Investment Income (Loss)                             $      (1)          (2)         2          6             -             -
  Realized Gain (Loss)                                         -            1          -          -             -             -
  Unrealized Appreciation (Depreciation)                       7           15         40         (1)            2            27
                                                       -------------------------------------------------------------------------
    Change in Net Assets from Operations                       6           14         42          5             2            27

DEPOSITS                                                      38            7        418         97            36            53

PAYMENTS AND WITHDRAWALS:
  Death Benefits                                               -            -          8          -             -             -
  Withdrawals                                                  -            4          7          5             5             1
  Administrative Fees                                          -            -          -          -             -             -
  Transfers (in) out                                         (23)         (23)       (63)        16             -           (29)
                                                       -------------------------------------------------------------------------
    Payments and Withdrawals                                 (23)         (19)       (48)        21             5           (28)
                                                       -------------------------------------------------------------------------
NET ASSETS:
  Net Increase (Decrease)                                     67           40        508         81            33           108
  Beginning of Year                                            7           99         73         59            28            38
                                                       -------------------------------------------------------------------------
    End of Year                                        $      74          139        581        140            61           146
                                                       =========================================================================
TOTAL VARIABLE ANNUITY AND
    FREEDOM VARIABLE ANNUITY -
  END OF YEAR                                          $  13,537       16,515     17,681      6,306         1,381        20,919
                                                       =========================================================================

                                                                       American Century Variable Portfolios
                                                       --------------------------------------------------------------------
                                                           VP                               VP            VP
                                                        Capital       VP        VP        Income       Inflation       VP
                                                        Apprec.      Int'l     Value     & Growth     Protection     Ultra
                                                       --------------------------------------------------------------------
FREEDOM VARIABLE ANNUITY:
CHANGE IN NET ASSETS FROM OPERATIONS:
  Investment Income (Loss)                             $     (1)         -        (2)          (1)             4         -
  Realized Gain (Loss)                                        1          -         4            1              -         -
  Unrealized Appreciation (Depreciation)                      1          3        24           13              9         2
                                                       --------------------------------------------------------------------
    Change in Net Assets from Operations                      1          3        26           13             13         2

DEPOSITS                                                     33         21       129          104            491         5

PAYMENTS AND WITHDRAWALS:
  Death Benefits                                              -          -         8            -              8         -
  Withdrawals                                                12          -        12           10             50         3
  Administrative Fees                                         -          -         -            -              -         -
  Transfers (in) out                                         (1)         -       (31)           2            (70)      (16)
                                                       --------------------------------------------------------------------
    Payments and Withdrawals                                 11          -       (11)          12            (12)      (13)
                                                       --------------------------------------------------------------------
NET ASSETS:
  Net Increase (Decrease)                                    23         24       166          105            516        20
  Beginning of Year                                          18          5       130           44              1         3
                                                       --------------------------------------------------------------------
    End of Year                                        $     41         29       296          149            517        23
                                                       ====================================================================
TOTAL VARIABLE ANNUITY AND
    FREEDOM VARIABLE ANNUITY -
  END OF YEAR                                          $  3,869      7,102     7,070        2,956          1,529     1,552
                                                       ====================================================================

                                                                   Dreyfus Variable Investment Fund
                                                       -------------------------------------------------------
                                                                      Developing
                                                         Apprec.        Leaders        Stock        Socially
                                                        Portfolio      Portfolio       Index      Responsible
                                                       -------------------------------------------------------
FREEDOM VARIABLE ANNUITY:
CHANGE IN NET ASSETS FROM OPERATIONS:
  Investment Income (Loss)                             $        -             (2)          -                -
  Realized Gain (Loss)                                          -              1           4                -
  Unrealized Appreciation (Depreciation)                        2             10          14                -
                                                       -------------------------------------------------------
    Change in Net Assets from Operations                        2              9          18                -

DEPOSITS                                                        6             32         204                -

PAYMENTS AND WITHDRAWALS:
  Death Benefits                                                -              -           -                -
  Withdrawals                                                   -              5          36                -
  Administrative Fees                                           -              -           -                -
  Transfers (in) out                                            -            (30)        (19)               -
                                                       -------------------------------------------------------
    Payments and Withdrawals                                    -            (25)         17                -
                                                       -------------------------------------------------------
NET ASSETS:
  Net Increase (Decrease)                                       8             66         205                -
  Beginning of Year                                    $       46             69          93                -
                                                       -------------------------------------------------------
    End of Year                                        $       54            135         298                -
                                                       =======================================================
TOTAL VARIABLE ANNUITY AND
    FREEDOM VARIABLE ANNUITY -
  END OF YEAR                                          $   12,477         18,880      28,310            1,815
                                                       =======================================================

                 See accompanying Notes to Financial Statements

               KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                          YEAR ENDED DECEMBER 31, 2004
                                 (in thousands)

                                                                    J.P. Morgan
                                                       ------------------------------------------
                                                        Large Cap         Small           Mid
                                                       Core Equity       Company       Cap Value
                                                        Portfolio       Portfolio      Portfolio
                                                       ------------------------------------------
FREEDOM VARIABLE ANNUITY:
CHANGE IN NET ASSETS FROM OPERATIONS:
  Investment Income (Loss)                             $        (1)            (1)            (1)
  Realized Gain (Loss)                                           1              1              -
  Unrealized Appreciation (Depreciation)                         2             22             10
                                                       ------------------------------------------
    Change in Net Assets from Operations                         2             22              9

DEPOSITS                                                         2             74             40

PAYMENTS AND WITHDRAWALS:
  Death Benefits                                                 -              -              -
  Withdrawals                                                    6              6              4
  Administrative Fees                                            -              -              -
  Transfers (in) out                                             1            (29)           (35)
                                                       ------------------------------------------
    Payments and Withdrawals                                     7            (23)           (31)
                                                       ------------------------------------------
NET ASSETS:
  Net Increase (Decrease)                                       (3)           119             80
  Beginning of Year                                             33             27             15
                                                       ------------------------------------------
    End of Year                                        $        30            146             95
                                                       ==========================================
TOTAL VARIABLE ANNUITY AND
    FREEDOM VARIABLE ANNUITY -
  END OF YEAR                                          $     2,393          2,961          2,213
                                                       ==========================================

                                                             Franklin Templeton Variable Products           Calamos
                                                       ------------------------------------------------   -----------
                                                                             Developing                    Growth &
                                                         Real      Small       Markets       Foreign        Income
                                                        Estate      Cap      Securities     Securities     Portfolio
                                                       ------------------------------------------------   -----------
FREEDOM VARIABLE ANNUITY:
CHANGE IN NET ASSETS FROM OPERATIONS:
  Investment Income (Loss)                             $     -        (3)             1              -            (1)
  Realized Gain (Loss)                                       2         1              1              -             2
  Unrealized Appreciation (Depreciation)                    94        18             32              5            47
                                                       ------------------------------------------------   -----------
    Change in Net Assets from Operations                    96        16             34              5            48

DEPOSITS                                                   181        19             50             26           212

PAYMENTS AND WITHDRAWALS:
  Death Benefits                                             -         -              -              -             -
  Withdrawals                                               12         4              3              5            11
  Administrative Fees                                        -         -              -              -             -
  Transfers (in) out                                       (86)        5              1            (22)          (63)
                                                       ------------------------------------------------   -----------
    Payments and Withdrawals                               (74)        9              4            (17)          (52)
                                                       ------------------------------------------------   -----------
NET ASSETS:
  Net Increase (Decrease)                                  351        26             80             48           312
  Beginning of Year                                        213       149            109              5           251
                                                       ------------------------------------------------   -----------
    End of Year                                        $   564       175            189             53           563
                                                       ================================================   ===========
TOTAL VARIABLE ANNUITY AND
    FREEDOM VARIABLE ANNUITY -
  END OF YEAR                                          $ 7,592     2,445          1,292          3,717        29,705
                                                       ================================================   ===========

                                                         A I M Variable Insurance Funds        Seligman Portfolios
                                                       ---------------------------------   ----------------------------
                                                         Dent                               Comm                 Small
                                                         Demo                   Premier       &      Capital      Cap
                                                        Trends    Technology    Equity      Info    Portfolio    Value      Total
                                                       ---------------------------------   ----------------------------   ---------
FREEDOM VARIABLE ANNUITY:
CHANGE IN NET ASSETS FROM OPERATIONS:
  Investment Income (Loss)                             $     -            (1)         -    $    (2)         -        -          (3)
  Realized Gain (Loss)                                       -             -          -          1          -        1          23
  Unrealized Appreciation (Depreciation)                     1             4          -         12          1        5         427
                                                       ---------------------------------   ----------------------------   ---------
    Change in Net Assets from Operations                     1             3          -         11          1        6         447

DEPOSITS                                                    20            21          -         77          8       36       2,792

PAYMENTS AND WITHDRAWALS:
  Death Benefits                                             -             -          -          -          -        -          24
  Withdrawals                                                -             -          -          -          -        2         215
  Administrative Fees                                        -             -          -          -          -        -           -
  Transfers (in) out                                         -             -          -          9         (4)      (2)       (188)
                                                       ---------------------------------   ----------------------------   ---------
    Payments and Withdrawals                                 -             -          -          9         (4)       -          51
                                                       ---------------------------------   ----------------------------   ---------
NET ASSETS:
  Net Increase (Decrease)                                   21            24          -         79         13       42       3,188
  Beginning of Year                                          -            64          -         70          6       11       1,792
                                                       ---------------------------------   ----------------------------   ---------
    End of Year                                        $    21            88          -    $   149         19       53       4,980
                                                       =================================   ============================   =========
TOTAL VARIABLE ANNUITY AND
    FREEDOM VARIABLE ANNUITY -
  END OF YEAR                                          $ 2,133         1,087      1,714    $ 3,604      3,762    2,240     255,852
                                                       =================================   ============================   =========

                 See accompanying Notes to Financial Statements

               KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
                       STATEMENT OF CHANGES IN NET ASSETS
                 YEAR ENDED DECEMBER 31, 2003 (EXCEPT AS NOTED)
                                 (in thousands)

                                                                 Federated Insurance Series
                                                       ----------------------------------------------
                                                                      High        Int'l
                                                        American     Income       Small       Prime
                                                         Leaders      Bond       Company      Money
                                                         Fund II     Fund II     Fund II     Fund II
                                                       ----------------------------------------------
VARIABLE ANNUITY:
CHANGE IN NET ASSETS FROM OPERATIONS:
  Investment Income (Loss)                             $      15         360          (2)        (65)
  Realized Gain (Loss)                                      (479)       (283)         12           -
  Unrealized Appreciation (Depreciation)                   3,190       1,070          51           -
                                                       ----------------------------------------------
    Change in Net Assets from Operations                   2,726       1,147          61         (65)

DEPOSITS                                                     728         304           7       6,252

PAYMENTS AND WITHDRAWALS:
  Death Benefits                                              58          40           -          43
  Withdrawals                                                943         502          12       1,515
  Administrative Fees                                         13           5           -          11
  Transfers (in) out                                         556        (743)        201       7,327
                                                       ----------------------------------------------
    Payments and Withdrawals                               1,570        (196)        213       8,896
                                                       ----------------------------------------------
NET ASSETS:
  Net Increase (Decrease)                                  1,884       1,647        (145)     (2,709)
  Beginning of Year                                       11,289       5,552         145      10,306
                                                       ----------------------------------------------
    End of Year                                        $  13,173       7,199           -       7,597
                                                       ==============================================

                                                                             MFS Variable Insurance Trust
                                                       -------------------------------------------------------------------------

                                                                     Emerging      Total                Strategic
                                                        Research      Growth      Return      Bond        Income      Utilities
                                                         Series       Series      Series     Series       Series        Series
                                                       -------------------------------------------------------------------------
VARIABLE ANNUITY:
CHANGE IN NET ASSETS FROM OPERATIONS:
  Investment Income (Loss)                             $     (96)        (197)        48        272           53            134
  Realized Gain (Loss)                                    (1,175)      (1,918)        26        104           19         (1,566)
  Unrealized Appreciation (Depreciation)                   3,996        5,595      1,937         89           40          5,714
                                                       -------------------------------------------------------------------------
    Change in Net Assets from Operations                   2,725        3,480      2,011        465          112          4,282

DEPOSITS                                                     799        1,031      1,139        812          313            661

PAYMENTS AND WITHDRAWALS:
  Death Benefits                                             138           77        106         10            -           186
  Withdrawals                                                910        1,155      1,130        606           97          1,212
  Administrative Fees                                         18           23         13          6            1             18
  Transfers (in) out                                         947          745         10       (582)        (238)         1,044
                                                       -------------------------------------------------------------------------
    Payments and Withdrawals                               2,013        2,000      1,259         40         (140)         2,460
                                                       -------------------------------------------------------------------------
NET ASSETS:
  Net Increase (Decrease)                                  1,511        2,511      1,891      1,237          565          2,483
  Beginning of Year                                       12,771       13,227     13,895      5,093          887         14,121
                                                       -------------------------------------------------------------------------
    End of Year                                        $  14,282       15,738     15,786      6,330        1,452         16,604
                                                       =========================================================================

                                                                       American Century Variable Portfolios
                                                       --------------------------------------------------------------------
                                                            VP                              VP            VP*
                                                         Capital       VP        VP       Income       Inflation      VP*
                                                         Apprec      Int'l     Value     & Growth     Protection     Ultra
                                                       --------------------------------------------------------------------
VARIABLE ANNUITY:
CHANGE IN NET ASSETS FROM OPERATIONS:
  Investment Income (Loss)                             $     (48)      (41)      (14)          (3)             1        (3)
  Realized Gain (Loss)                                      (467)     (701)      (44)        (108)            (1)        1
  Unrealized Appreciation (Depreciation)                   1,114     2,079       974          648             11        42
                                                       --------------------------------------------------------------------
    Change in Net Assets from Operations                     599     1,337       916          537             11        40

DEPOSITS                                                     319       382       468          299             60       130

PAYMENTS AND WITHDRAWALS:
  Death Benefits                                              12        18        15           20              -         -
  Withdrawals                                                262       346       267          186             10        12
  Administrative Fees                                          4         9         4            2              -         -
  Transfers (in) out                                         168       605      (254)          97           (446)     (459)
                                                       --------------------------------------------------------------------
    Payments and Withdrawals                                 446       978        32          305           (436)     (447)
                                                       --------------------------------------------------------------------
NET ASSETS:
  Net Increase (Decrease)                                    472       741     1,352          531            507       617
  Beginning of Year                                        3,361     6,341     3,358        1,943              -         -
                                                       --------------------------------------------------------------------
    End of Year                                        $   3,833     7,082     4,710        2,474            507       617
                                                       ====================================================================

                                                                   Dreyfus Variable Investment Fund
                                                       --------------------------------------------------------
                                                                     Developing
                                                         Apprec.       Leaders        Stock          Socially
                                                        Portfolio     Portfolio       Index        Responsible
                                                       --------------------------------------------------------
VARIABLE ANNUITY:
CHANGE IN NET ASSETS FROM OPERATIONS:
  Investment Income (Loss)                             $        6          (204)            23             (26)
  Realized Gain (Loss)                                       (291)       (1,111)          (906)           (354)
  Unrealized Appreciation (Depreciation)                    2,196         5,256          5,971             816
                                                       --------------------------------------------------------
    Change in Net Assets from Operations                    1,911         3,941          5,088             436

DEPOSITS                                                      845           827          2,356             107

PAYMENTS AND WITHDRAWALS:
  Death Benefits                                               42            49            119              19
  Withdrawals                                                 754           900          1,410             229
  Administrative Fees                                          13            20             28               3
  Transfers (in) out                                          (52)          637           (377)            167
                                                       --------------------------------------------------------
    Payments and Withdrawals                                  757         1,606          1,180             418
                                                       --------------------------------------------------------
NET ASSETS:
  Net Increase (Decrease)                                   1,999         3,162          6,264             125
  Beginning of Year                                        10,024        14,064         18,890           2,004
                                                       --------------------------------------------------------
    End of Year                                        $   12,023        17,226         25,154           2,129
                                                       ========================================================

* For the period May 14, 2003 (inception date) through December 31, 2003.

               KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                 YEAR ENDED DECEMBER 31, 2003 (EXCEPT AS NOTED)
                                 (in thousands)

                                                                    J.P. Morgan
                                                       ------------------------------------------
                                                        Large Cap         Small           Mid*
                                                       Core Equity       Company       Cap Value
                                                        Portfolio       Portfolio      Portfolio
                                                       ------------------------------------------
VARIABLE ANNUITY:
CHANGE IN NET ASSETS FROM OPERATIONS:
  Investment Income (Loss)                             $       (14)           (21)            (2)
  Realized Gain (Loss)                                        (180)           (87)             2
  Unrealized Appreciation (Depreciation)                       684            550             42
                                                       ------------------------------------------
    Change in Net Assets from Operations                       490            442             42

DEPOSITS                                                       131            120            168

PAYMENTS AND WITHDRAWALS:
  Death Benefits                                                30              4              -
  Withdrawals                                                  187             81             10
  Administrative Fees                                            2              2              -
  Transfers (in) out                                           (21)           (79)          (373)
                                                       ------------------------------------------
    Payments and Withdrawals                                   198              8           (363)
                                                       ------------------------------------------
NET ASSETS:
  Net Increase (Decrease)                                      423            554            573
  Beginning of Year                                          1,971          1,357              -
                                                       ------------------------------------------
    End of Year                                        $     2,394          1,911            573
                                                       ==========================================

                                                             Franklin Templeton Variable Products           Calamos
                                                       ------------------------------------------------   -----------
                                                                             Developing                    Growth &
                                                         Real      Small       Markets       Foreign        Income
                                                        Estate      Cap      Securities     Securities     Portfolio
                                                       ------------------------------------------------   -----------
VARIABLE ANNUITY:
CHANGE IN NET ASSETS FROM OPERATIONS:
  Investment Income (Loss)                             $    31       (10)            (1)             6           310
  Realized Gain (Loss)                                      41       (23)             9           (143)           10
  Unrealized Appreciation (Depreciation)                   786       257            144            671         3,198
                                                       ------------------------------------------------   -----------
    Change in Net Assets from Operations                   858       224            152            534         3,518

DEPOSITS                                                   327       159             54            155         2,188

PAYMENTS AND WITHDRAWALS:
  Death Benefits                                            16         -              -              -           120
  Withdrawals                                              243        50             20             93           926
  Administrative Fees                                        3         1              1              2            14
  Transfers (in) out                                      (105)     (331)          (241)          (168)       (1,129)
                                                       ------------------------------------------------   -----------
    Payments and Withdrawals                               157      (280)          (220)           (73)          (69)
                                                       ------------------------------------------------   -----------
NET ASSETS:
  Net Increase (Decrease)                                1,028       663            426            762         5,775
  Beginning of Year                                      2,571       517            193          1,684        13,773
                                                       ------------------------------------------------   -----------
    End of Year                                        $ 3,599     1,180            619          2,446        19,548
                                                       ================================================   ===========

                                                         A I M Variable Insurance Funds         Seligman Portfolios
                                                       ---------------------------------   -----------------------------
                                                         Dent                               Comm                 Small*
                                                         Demo         New       Premier       &      Capital      Cap
                                                        Trends    Technology    Equity      Info    Portfolio    Value       Total
                                                       ---------------------------------   -----------------------------   ---------
VARIABLE ANNUITY:
CHANGE IN NET ASSETS FROM OPERATIONS:
  Investment Income (Loss)                             $   (21)           (9)       (18)      (27)        (35)       -          402
  Realized Gain (Loss)                                    (112)         (191)       (78)     (130)       (262)       3      (10,383)
  Unrealized Appreciation (Depreciation)                   574           453        450       821       1,057       40       50,516
                                                       ---------------------------------   -----------------------------   ---------
    Change in Net Assets from Operations                   441           253        354       664         760       43       40,535

DEPOSITS                                                   131           105        145       226         255      126       22,129

PAYMENTS AND WITHDRAWALS:
  Death Benefits                                             -             9          -         -           8        -        1,139
  Withdrawals                                               51            32        103        70          98        3       14,425
  Administrative Fees                                        2             1          2         3           3        -          227
  Transfers (in) out                                      (127)           (2)       (26)     (186)       (136)    (207)       6,222
                                                       ---------------------------------   -----------------------------   ---------
    Payments and Withdrawals                               (74)           40         79      (113)        (27)    (204)      22,013
                                                       ---------------------------------   -----------------------------   ---------
NET ASSETS:
  Net Increase (Decrease)                                  646           318        420     1,003       1,042      373       40,651
  Beginning of Year                                      1,217           519      1,479     1,513       2,124        -      176,189
                                                       ---------------------------------   -----------------------------   ---------
    End of Year                                        $ 1,863           837      1,899     2,516       3,166      373      216,840
                                                       =================================   =============================   =========

* For the period May 14, 2003 (inception date) through December 31, 2003.

               KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
                       STATEMENT OF CHANGES IN NET ASSETS
 PERIOD FROM FEBRUARY 1, 2003 (INCEPTION) TO DECEMBER 31, 2003 (EXCEPT AS NOTED)
                                 (in thousands)

                                                                 Federated Insurance Series
                                                       ----------------------------------------------
                                                                      High        Int'l
                                                        American     Income       Small       Prime
                                                         Leaders      Bond       Company      Money
                                                         Fund II     Fund II     Fund II     Fund II
                                                       ----------------------------------------------
FREEDOM VARIABLE ANNUITY:
CHANGE IN NET ASSETS FROM OPERATIONS:
  Investment Income (Loss)                             $        -          -           -          (1)
  Realized Gain (Loss)                                          1          -           -           -
  Unrealized Appreciation (Depreciation)                        6          4           -           -
                                                       ----------------------------------------------
    Change in Net Assets from Operations                        7          4           -          (1)

DEPOSITS                                                       24         44           3       1,782

PAYMENTS AND WITHDRAWALS:
  Death Benefits                                                -          -           -           -
  Withdrawals                                                   1          -           -           1
  Administrative Fees                                           -          -           -           -
  Transfers (in) out                                          (15)        (2)          3       1,749
                                                       ----------------------------------------------
    Payments and Withdrawals                                  (14)        (2)          3       1,750
                                                       ----------------------------------------------
NET ASSETS:
  Net Increase (Decrease)                                      45         50           -          31
  Beginning of Year                                             -          -           -           -
                                                       ----------------------------------------------
    End of Year                                        $       45         50           -          31
                                                       ==============================================
TOTAL VARIABLE ANNUITY AND
    FREEDOM VARIABLE ANNUITY -
  END OF YEAR                                          $  13,218       7,249           -       7,628
                                                       ==============================================

                                                                             MFS Variable Insurance Trust
                                                       -------------------------------------------------------------------------

                                                                     Emerging      Total                Strategic
                                                        Research      Growth      Return      Bond        Income      Utilities
                                                         Series       Series      Series     Series       Series        Series
                                                       -------------------------------------------------------------------------
FREEDOM VARIABLE ANNUITY:
CHANGE IN NET ASSETS FROM OPERATIONS:
  Investment Income (Loss)                             $       -            -         (1)         -             -             -
  Realized Gain (Loss)                                         -            1          1          -             -             -
  Unrealized Appreciation (Depreciation)                       1            5          6          1             1             4
                                                       -------------------------------------------------------------------------
    Change in Net Assets from Operations                       1            6          6          1             1             4

DEPOSITS                                                       6           83         65         53            20            34

PAYMENTS AND WITHDRAWALS:
  Death Benefits                                               -            -          -          -             -             -
  Withdrawals                                                  -            1          1          1             1             -
  Administrative Fees                                          -            -          -          -             -             -
  Transfers (in) out                                           -          (11)        (3)        (6)           (8)            -
                                                       -------------------------------------------------------------------------
    Payments and Withdrawals                                   -          (10)        (2)        (5)           (7)            -
                                                       -------------------------------------------------------------------------
NET ASSETS:
  Net Increase (Decrease)                                      7           99         73         59            28            38
  Beginning of Year                                            -            -          -          -             -             -
                                                       -------------------------------------------------------------------------
    End of Year                                        $       7           99         73         59            28            38
                                                       =========================================================================
TOTAL VARIABLE ANNUITY AND
    FREEDOM VARIABLE ANNUITY -
  END OF YEAR                                          $  14,289       15,837     15,859      6,389         1,480        16,642
                                                       =========================================================================

                                                                       American Century Variable Portfolios
                                                       --------------------------------------------------------------------
                                                            VP                              VP            VP*
                                                         Capital       VP        VP       Income       Inflation      VP*
                                                         Apprec.     Int'l     Value     & Growth     Protection     Ultra
                                                       --------------------------------------------------------------------
FREEDOM VARIABLE ANNUITY:
CHANGE IN NET ASSETS FROM OPERATIONS:
  Investment Income (Loss)                             $       -         -         -            -              -         -
  Realized Gain (Loss)                                         -         -         -            1              -         -
  Unrealized Appreciation (Depreciation)                       3         -         7            7              -         -
                                                       --------------------------------------------------------------------
    Change in Net Assets from Operations                       3         -         7            8              -         -

DEPOSITS                                                      15         5       106           32              1         3

PAYMENTS AND WITHDRAWALS:
  Death Benefits                                               -         -         -            -              -         -
  Withdrawals                                                  -         -         -            -              -         -
  Administrative Fees                                          -         -         -            -              -         -
  Transfers (in) out                                           -         -       (17)          (4)             -         -
                                                       --------------------------------------------------------------------
    Payments and Withdrawals                                   -         -       (17)          (4)             -         -
                                                       --------------------------------------------------------------------
NET ASSETS:
  Net Increase (Decrease)                                     18         5       130           44              1         3
  Beginning of Year                                            -         -         -            -              -         -
                                                       --------------------------------------------------------------------
    End of Year                                        $      18         5       130           44              1         3
                                                       ====================================================================
TOTAL VARIABLE ANNUITY AND
    FREEDOM VARIABLE ANNUITY -
  END OF YEAR                                          $   3,851     7,087     4,840        2,518            508       620
                                                       ====================================================================

                                                                   Dreyfus Variable Investment Fund
                                                       --------------------------------------------------------
                                                                     Developing
                                                         Apprec.       Leaders        Stock          Socially
                                                        Portfolio     Portfolio       Index        Responsible
                                                       --------------------------------------------------------
FREEDOM VARIABLE ANNUITY:
CHANGE IN NET ASSETS FROM OPERATIONS:
  Investment Income (Loss)                             $        1             -              -               -
  Realized Gain (Loss)                                          -             -              -               -
  Unrealized Appreciation (Depreciation)                        4             5              4               -
                                                       --------------------------------------------------------
    Change in Net Assets from Operations                        5             5              4               -

DEPOSITS                                                       41            62             56               -

PAYMENTS AND WITHDRAWALS:
  Death Benefits                                                -             -              -               -
  Withdrawals                                                   -             -              1               -
  Administrative Fees                                           -             -              -               -
  Transfers (in) out                                            -            (2)           (34)              -
                                                       --------------------------------------------------------
    Payments and Withdrawals                                    -            (2)           (33)              -
                                                       --------------------------------------------------------
NET ASSETS:
  Net Increase (Decrease)                                      46            69             93               -
  Beginning of Year                                             -             -              -               -
                                                       --------------------------------------------------------
    End of Year                                        $       46            69             93               -
                                                       ========================================================
TOTAL VARIABLE ANNUITY AND
    FREEDOM VARIABLE ANNUITY -
  END OF YEAR                                          $   12,069        17,295         25,247           2,129
                                                       ========================================================

* For the period May 14, 2003 (inception date) through December 31, 2003.

                 See accompanying Notes to Financial Statements

               KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
 PERIOD FROM FEBRUARY 1, 2003 (INCEPTION) TO DECEMBER 31, 2003 (EXCEPT AS NOTED)
                                 (in thousands)

                                                                    J.P. Morgan
                                                       ------------------------------------------
                                                        Large Cap         Small           Mid*
                                                       Core Equity       Company       Cap Value
                                                        Portfolio       Portfolio      Portfolio
                                                       ------------------------------------------
FREEDOM VARIABLE ANNUITY:
CHANGE IN NET ASSETS FROM OPERATIONS:
  Investment Income (Loss)                             $         -              -              -
  Realized Gain (Loss)                                           -              -              -
  Unrealized Appreciation (Depreciation)                         4              5              -
                                                       ------------------------------------------
    Change in Net Assets from Operations                         4              5              -

DEPOSITS                                                        25             18             14

PAYMENTS AND WITHDRAWALS:
  Death Benefits                                                 -              -              -
  Withdrawals                                                    -              -              -
  Administrative Fees                                            -              -              -
  Transfers (in) out                                            (4)            (4)            (1)
                                                       ------------------------------------------
    Payments and Withdrawals                                    (4)            (4)            (1)
                                                       ------------------------------------------
NET ASSETS:
  Net Increase (Decrease)                                       33             27             15
  Beginning of Year                                              -              -              -
                                                       ------------------------------------------
    End of Year                                        $        33             27             15
                                                       ==========================================
TOTAL VARIABLE ANNUITY AND
    FREEDOM VARIABLE ANNUITY -
  END OF YEAR                                          $     2,427          1,938            588
                                                       ==========================================

                                                             Franklin Templeton Variable Products           Calamos
                                                       ------------------------------------------------   -----------
                                                                             Developing                    Growth &
                                                         Real      Small       Markets       Foreign        Income
                                                        Estate      Cap      Securities     Securities     Portfolio
                                                       ------------------------------------------------   -----------
FREEDOM VARIABLE ANNUITY:
CHANGE IN NET ASSETS FROM OPERATIONS:
  Investment Income (Loss)                             $     -         -              -              -             2
  Realized Gain (Loss)                                       -         -              -              1             1
  Unrealized Appreciation (Depreciation)                     8         6              9              -            10
                                                       ------------------------------------------------   -----------
    Change in Net Assets from Operations                     8         6              9              1            13

DEPOSITS                                                   171       127             83              4           243

PAYMENTS AND WITHDRAWALS:
  Death Benefits                                             -         -              -              -             -
  Withdrawals                                                1         -              -              -             -
  Administrative Fees                                        -         -              -              -             -
  Transfers (in) out                                       (35)      (16)           (17)             -             5
                                                       ------------------------------------------------   -----------
    Payments and Withdrawals                               (34)      (16)           (17)             -             5
                                                       ------------------------------------------------   -----------
NET ASSETS:
  Net Increase (Decrease)                                  213       149            109              5           251
  Beginning of Year                                          -         -              -              -             -
                                                       ------------------------------------------------   -----------
    End of Year                                        $   213       149            109              5           251
                                                       ================================================   ===========
TOTAL VARIABLE ANNUITY AND
    FREEDOM VARIABLE ANNUITY -
  END OF YEAR                                          $ 3,812     1,329            728          2,451        19,799
                                                       ================================================   ===========

                                                         A I M Variable Insurance Funds         Seligman Portfolios
                                                       ---------------------------------   -----------------------------
                                                         Dent                               Comm                 Small*
                                                         Demo                   Premier       &      Capital      Cap
                                                        Trends    Technology    Equity      Info    Portfolio    Value       Total
                                                       ---------------------------------   -----------------------------   ---------
FREEDOM VARIABLE ANNUITY:
CHANGE IN NET ASSETS FROM OPERATIONS:
  Investment Income (Loss)                             $      -             -         -        -            -         -           1
  Realized Gain (Loss)                                        -             -         -        -            -         -           6
  Unrealized Appreciation (Depreciation)                      -             2         -        8            -         1         111
                                                       ---------------------------------   -----------------------------   ---------
    Change in Net Assets from Operations                      -             2         -        8            -         1         118

DEPOSITS                                                      -            62         -       62            6         4       3,254

PAYMENTS AND WITHDRAWALS:
  Death Benefits                                              -             -         -        -            -         -           -
  Withdrawals                                                 -             -         -        -            -         -           8
  Administrative Fees                                         -             -         -        -            -         -           -
  Transfers (in) out                                          -             -         -        -            -        (6)      1,572
                                                       ---------------------------------   -----------------------------   ---------
    Payments and Withdrawals                                  -             -         -        -            -        (6)      1,580
                                                       ---------------------------------   -----------------------------   ---------
NET ASSETS:
  Net Increase (Decrease)                                    -            64          -       70            6        11       1,792
  Beginning of Year                                          -             -          -        -            -         -           -
                                                       ---------------------------------   -----------------------------   ---------
    End of Year                                        $     -            64          -       70            6        11       1,792
                                                       =================================   =============================   =========
TOTAL VARIABLE ANNUITY AND
    FREEDOM VARIABLE ANNUITY -
  END OF YEAR                                          $ 1,863           901      1,899    2,586        3,172       384     218,632
                                                       =================================   =============================   =========

* For the period May 14, 2003 (inception date) through December 31, 2003.

                 See accompanying Notes to Financial Statements

               KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Kansas City Life Variable Annuity Separate Account (the Account), marketed as Century II Variable Annuity, Century II Affinity Variable Annuity and Century II Freedom Variable Annuity is a separate account of Kansas City Life Insurance Company (KCL). The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from KCL's other assets and liabilities. The portion of the Account's assets applicable to the variable annuity contracts is not available to service the organizations liabilities arising out of any other business KCL may be conducting.

All deposits received by the Account have been directed by the contract owners into subaccounts that invest in nine series-type mutual funds, as listed below with each fund's objective, or into KCL's Fixed Account.

SERIES-TYPE MUTUAL FUND             FUND OBJECTIVE
FEDERATED INSURANCE SERIES

American Leaders Fund II            Long-term growth of capital and income by investing primarily in equity securities of large companies that are in the top 50% of their industry sectors.

High Income Bond Fund II            High current income by investing in high-yield, lower-rated corporate bonds (also known as
                                    "junk bonds").

Prime Money Fund II                 Current income with stability of principal and liquidity by investing in short-term, high-quality fixed income securities.

MFS VARIABLE INSURANCE TRUST

Bond Series                         Current income and protection of shareholders' capital by investing in fixed income securities.

Emerging Growth Series              Long-term growth of capital by investing in common stock and related securities of emerging growth companies.

Research Series                     Long-term growth of capital and future income by investing in common stock and related securities of companies having favorable prospects for long-term growth.

Strategic Income Series             Income and capital appreciation by investing in U.S. and foreign fixed income securities.

Total Return Series                 Income and opportunities for growth of capital and income by investing in a combination of equity and fixed income securities.

Utilities Series                    Capital growth and current income by investing in equity and debt securities of domestic and foreign companies in the utilities industry.

               KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AMERICAN CENTURY VARIABLE PORTFOLIOS

VP Capital Appreciation                  Capital growth by investing in common stocks of growing companies.

VP Income and Growth                     Capital growth and income by investing in common stocks primarily from the largest 1,500 publicly traded U.S. companies.

VP Inflation Protection (Class II)       Long-term total return and protection against U.S. inflation by investing in debt securities issued by the U.S. government, its agencies and instrumentalities.

VP International                         Capital growth by investing in stocks of growing foreign companies.

VP Ultra                                 Long-term capital growth by investing in common stocks of growing companies.

VP Value                                 Long-term capital growth and income by investing in stocks of companies believed to be undervalued.

DREYFUS VARIABLE INVESTMENT FUND

VIF Appreciation Portfolio               Long-term capital growth and income by investing in common stocks of large "blue chip"
                                         companies.

VIF Developing Leaders Portfolio         Capital growth by primarily investing in securities of small U.S. companies.

Dreyfus Stock Index Fund, Inc.           Match the total return of the Standard & Poor's (S&P) 500 Composite Stock Price Index by
                                         investing in all 500 stocks in the S&P 500 in proportion to their weighting in the index.

The Dreyfus Socially Responsible         Capital growth and current income by investing in common stocks of companies that meet
Growth Fund, Inc.                        traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America.

J.P. MORGAN SERIES TRUST II

Mid Cap Value Portfolio                  Growth from capital appreciation by investing in equity securities of mid-cap companies believed to be undervalued.

U.S. Large Cap Core Equity Portfolio     High total return by investing in large U.S. companies, with sector weightings similar to those of the S&P 500.

Small Company Portfolio                  High total return by investing in small companies.

FRANKLIN TEMPLETON VARIABLE PRODUCTS SERIES FUND

Franklin Real Estate Fund (Class 2)      Capital appreciation and current income by investing in securities of companies operating in the real estate industry.

Franklin Small Cap Fund (Class 2)        Long-term capital growth by investing primarily in equity securities of small U.S.
                                         companies.

Templeton Developing Markets             Long-term capital appreciation by investing primarily in equity securities of companies in
Securities Fund (Class 2)                emerging market countries.

Templeton Foreign Securities             Long-term capital growth by investing primarily in equity securities of foreign companies.
Fund (Class 2)

               KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

CALAMOS ADVISORS TRUST
Growth and Income Portfolio              High long-term total return by investing primarily in convertible, equity and fixed-income securities.

A I M VARIABLE INSURANCE FUNDS
V.I. Dent Demographic                    Long-term growth of capital by investing in securities of companies that are likely to
Trends Fund                              benefit from changing demographic, economic and lifestyle trends.

V.I. Technology Fund                     Capital growth by investing broadly in equity securities across the technology universe.

V.I. Premier Equity Fund                 Long-term growth of capital and income by investing in equity securities of companies believed to be undervalued.

SELIGMAN PORTFOLIOS, INC.
Capital Portfolio (Class 2)              Capital appreciation by investing primarily in common stocks of medium-sized U.S. companies displaying a proven track record and strong management.

Communications and Information           Capital gain by investing in securities of companies operating in the communications,
Portfolio (Class 2)                      information and related industries.

Small-Cap Value Portfolio (Class 2)      Long-term capital appreciation by investing generally in small companies believed to be undervalued.

FUND CHANGES

During the year ended December 31, 2004, the following portfolio changed its name as summarized, with the effective date of the change, in the following table:

 CURRENT PORTFOLIO NAME                        PRIOR PORTFOLIO NAME                      EFFECTIVE DATE
AIM V.I. Technology Fund                  AIM V.I. New Technology Fund,                 October 15, 2004
                                          INVESTCO VIF Technology Fund

               KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

RISKS AND UNCERTAINTIES

Certain risks and uncertainties are inherent to the Account's day-to-day operations and to the process of preparing its financial statements. The more significant of those risks and uncertainties, as well as the Account's method for mitigating the risks, are presented below and throughout the notes to the financial statements.

    Financial Statements - The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

    Investments - The Account is exposed to risks that issuers of securities owned by the Series-Type Mutual Funds will default, or that interest rates will change and cause a decrease in the value of the investments. Management mitigates these risks by offering the investor a variety of investment options, fund prospectuses, quarterly personal investment statements and annual financial statements.

REINVESTMENT OF DIVIDENDS

Interest and dividend income and capital gains distributions paid by the mutual funds to the Account are reinvested in additional shares of each respective subaccount.

FEDERAL INCOME TAXES

The Account is treated as part of KCL for federal income tax purposes. Under current interpretations of existing federal income tax law, no income taxes are payable on investment income or capital gains distributions received by the Account from the underlying funds. Any applicable taxes will be the responsibility of contract holders or beneficiaries upon termination or withdrawal.

RECLASSIFICATIONS

Certain reclassifications have been made to prior year results to conform with the current year's presentation.

               KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

INVESTMENT VALUATION

Investments in mutual fund shares are carried in the statement of net assets at quoted market value (NAV of the underlying mutual fund). The average cost method is used to determine realized gains and losses. Transactions are recorded on a trade date basis. Income from dividends and gains from realized gains distributions are recorded on the ex-dividend date.

The aggregate cost of purchases and proceeds from sales were as follows:

                                                                                  COST OF                   PROCEEDS
2004:                                                                            PURCHASES                 FROM SALES
                                                                                 ---------                 ----------
                                                                                            (in thousands)
American Leaders Fund II                                                        $    1,736                      2,358
High Income Bond Fund II                                                             2,421                      2,423
Prime Money Fund II                                                                 27,394                     28,972
MFS Research Series                                                                  1,424                      4,017
MFS Emerging Growth Series                                                           2,032                      3,282
MFS Total Return Series                                                              3,579                      3,269
MFS Bond Series                                                                      2,259                      2,365
MFS Strategic Income Series                                                            450                        580
MFS Utilities Series                                                                 3,340                      3,674
ACI VP Capital Appreciation                                                            500                        754
ACI VP International                                                                   889                      1,805
ACI VP Value                                                                         2,587                      1,060
ACI VP Income and Growth                                                               748                        603
ACI VP Inflation Protection                                                          1,318                        330
ACI VP Ultra                                                                           937                        128
Dreyfus Appreciation Portfolio                                                       3,217                      3,199
Dreyfus Developing Leaders Portfolio                                                 3,267                      3,571
Dreyfus Stock Index Fund                                                            11,205                     10,393
Dreyfus Socially Responsible Growth Fund                                               177                        595
J.P. Morgan U.S. Large Cap Core Equity Portfolio                                       256                        486
J.P. Morgan Small Company Portfolio                                                    961                        510
J.P. Morgan Mid Cap Value                                                            1,528                        144
Franklin Real Estate Fund                                                            3,408                      1,106
Franklin Small Cap Fund                                                              1,494                        610
Templeton Developing Markets Securities Fund                                           784                        417
Templeton Foreign Securities Fund                                                    1,187                        419
Calamos Growth & Income Portfolio                                                   12,548                      5,093
A I M V.I. Dent Demographic Trends Fund                                              1,567                      1,455
A I M V.I. New Technology Fund                                                         328                        205
A I M V.I. Premier Equity Fund                                                         355                        629
Seligman Small Cap Value                                                             2,002                        389
Seligman Capital Portfolio                                                           1,171                        856
Seligman Communications and Information Portfolio                                    1,285                        604

               KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                                                  COST OF                   PROCEEDS
2003:                                                                            PURCHASES                 FROM SALES
                                                                                 ---------                 ----------
                                                                                            (in thousands)
American Leaders Fund II                                                        $    1,806                      2,595
High Income Bond Fund II                                                             3,031                      2,126
International Small Company Fund II                                                    143                        351
Prime Money Fund II                                                                 20,331                     23,009
MFS Research Series                                                                  1,565                      2,868
MFS Emerging Growth Series                                                           2,134                      3,207
MFS Total Return Series                                                              3,448                      3,453
MFS Bond Series                                                                      3,456                      2,355
MFS Strategic Income Series                                                          1,104                        571
MFS Utilities Series                                                                 1,966                      3,596
ACI VP Capital Appreciation                                                            554                        714
ACI VP International                                                                   859                      1,491
ACI VP Value                                                                         1,438                        893
ACI VP Income and Growth                                                               553                        526
ACI VP Inflation Protection                                                            634                        137
ACI VP Ultra                                                                           601                         23
Dreyfus Appreciation Portfolio                                                       2,304                      2,168
Dreyfus Developing Leaders Portfolio                                                 2,042                      2,962
Dreyfus Stock Index Fund                                                             4,984                      3,696
Dreyfus Socially Responsible Growth Fund                                               229                        566
J.P. Morgan U.S. Large Cap Core Equity Portfolio                                       403                        455
J.P. Morgan Small Company Portfolio                                                    447                        334
J.P. Morgan Mid Cap Value                                                              594                         51
Franklin Real Estate Fund                                                            1,368                        962
Franklin Small Cap Fund                                                                721                        149
Templeton Developing Markets Securities Fund                                           475                        102
Templeton Foreign Securities Fund                                                      654                        416
Calamos Growth & Income Portfolio                                                    6,296                      3,489
A I M V.I. Dent Demographic Trends Fund                                                430                        246
A I M V.I. New Technology Fund                                                         292                        175
A I M V.I. Premier Equity Fund                                                         355                        307
Seligman Small Cap Value                                                               386                         47
Seligman Capital Portfolio                                                             721                        348
Seligman Communications and Information Portfolio                                      778                        525

               KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2.  CONTRACT CHARGES

CENTURY II VARIABLE ANNUITY AND CENTURY II AFFINITY VARIABLE ANNUITY

Mortality and expense risks assumed by KCL are compensated for by a fee equivalent to an annual rate of 1.25% of the asset value of the subaccounts of each contract of which 0.70% is for assuming mortality risks and 0.55% is for expense risk. Additionally, KCL is compensated for administration expenses by a charge based on an annual rate of 0.15% of the asset value of each contract.

KCL deducts an administrative fee of $30 per year for each contract under $50,000. Other fees are deducted from each contract when certain events occur, such as the seventh fund transfer in a contract year.

When applicable, an amount for state premium taxes is deducted as provided by pertinent state law upon surrender.

For the Century II Variable Annuity, a contingent deferred sales charge is assessed against certain withdrawals during the first seven years of the contract, declining from 7% in the first three years to 2% in the seventh year. For the Century II Affinity Variable Annuity, a contingent deferred sales charge is assessed against certain withdrawals during the first eight years of the contract, declining from 8% in the first two years to 2% in the eighth year. During 2004, $656,000 ($612,000 - 2003) was assessed in surrender charges and other contract charges, primarily annual administrative fees, totaling $3,410,000 ($2,879,000 - 2003).

CENTURY II FREEDOM ANNUITY

Mortality and expense risks assumed by KCL are compensated for by a fee equivalent to an annual rate of 1.40% of the asset value of the subaccounts of each contract. Additionally, KCL is compensated for administration expenses by a charge based on an annual rate of 0.25% of the asset value of each contract.

When applicable, an amount for state premium taxes is deducted as provided by pertinent state law upon surrender.

For the Century II Freedom Variable Annuity, no contingent deferred sales charge nor surrender charges are assessed. During 2004, $57,000 ($8,000 - 2003) was assessed in other contract charges.

               KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3.  CHANGE IN UNITS OUTSTANDING

The changes in units outstanding for the year were as follows:

      2004:                                                    UNITS                UNITS           NET INCREASE
                                                             PURCHASED             REDEEMED          (DECREASE)
                                                             ---------             --------         ------------
                                                                                (in thousands)
American Leaders Fund II                                            82                  115                 (33)
High Income Bond Fund II                                           128                  159                 (31)
Prime Money Fund II                                              2,267                2,393                (126)
MFS Research Series                                                 83                  247                (164)
MFS Emerging Growth Series                                         134                  202                 (68)
MFS Total Return Series                                            182                  154                  28
MFS Bond Series                                                    126                  147                 (21)
MFS Strategic Income Series                                         29                   43                 (14)
MFS Utilities Series                                               147                  163                 (16)
ACI VP Capital Appreciation                                         51                   72                 (21)
ACI VP International                                                59                  118                 (59)
ACI VP Value                                                       274                  109                 165
ACI VP Income and Growth                                            99                   85                  14
ACI VP Inflation Protection                                        126                   31                  95
ACI VP Ultra                                                        79                   10                  69
Dreyfus Appreciation Portfolio                                     223                  225                  (2)
Dreyfus Developing Leaders Portfolio                               218                  224                  (6)
Dreyfus Stock Index Fund                                           803                  749                  54
Dreyfus Socially Responsible Growth Fund, Inc                        7                   24                 (17)
J.P. Large Cap Core Equity Portfolio                                18                   34                 (16)
J.P. Small Company Portfolio                                        62                   32                  30
J.P. Mid Cap Value Portfolio                                       115                   10                 105
Franklin Real Estate Fund                                          197                   63                 134
Franklin Small Cap                                                 233                   89                 144
Templeton Developing Markets Securities Fund                        62                   35                  27
Templeton Foreign Securities Fund                                   61                   20                  41
Calamos Growth & Income Portfolio                                  853                  328                 525
A I M V. I. Dent Demographic Trends Fund                           347                  319                  28
A I M V. I. Technology Fund                                        131                   77                  54
A I M V. I. Premier Equity Fund                                     57                   99                 (42)
Seligman Small Cap Value Portfolio                                 142                   26                 116
Seligman Communications and Information Portfolio                  216                   97                 119
Seligman Capital Portfolio                                         196                  137                  59

               KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4.  FINANCIAL HIGHLIGHTS


                                                                                  AT DECEMBER 31, 2004
                                                        -------------------------------------------------------------------------
                                                                           UNIT FAIR VALUE               NET        INVESTMENT *
                                                         UNITS               LOWEST TO                 ASSETS         INCOME
                                                        (000'S)                HIGHEST                 (000'S)         RATIO
                                                        -------       -------------------------       ---------     -------------
American Leaders Fund II                                    672       $14.043    to      20.323       $  13,632         1.41%
High Income Bond Fund II                                    478        12.826    to      15.552           7,413         7.36
Prime Money Fund II                                         497         9.826    to      12.180           6,050         0.79
MFS Research Series                                         798        14.398    to      16.988          13,537         1.07
MFS Emerging Growth Series                                  998        14.349    to      16.565          16,515         0.00
MFS Total Return Series                                     848        12.785    to      21.297          17,681         1.67
MFS Bond Series                                             397        11.198    to      16.054           6,306         5.63
MFS Strategic Income Series                                 101        11.488    to      13.746           1,381         5.17
MFS Utilities Series                                        845        17.072    to      24.845          20,919         1.46
ACI VP Capital Appreciation                                 371        10.406    to      12.952           3,869         0.00
ACI VP International                                        447        14.504    to      15.900           7,102         0.54
ACI VP Value                                                738         9.442    to      14.768           7,070         0.94
ACI VP Income and Growth                                    403         7.137    to      14.585           2,956         1.38
ACI VP Inflation Protection                                 146        10.462    to      10.503           1,529         3.35
ACI VP Ultra                                                124        12.487    to      12.538           1,552         0.00
Dreyfus Appreciation Portfolio                              905        12.771    to      13.784          12,477         1.68
Dreyfus Developing Leaders Portfolio                      1,208        14.424    to      15.639          18,880         0.20
Dreyfus Stock Index Fund                                  1,996        14.131    to      14.186          28,310         1.83
Dreyfus Socially Responsible Growth Fund, Inc                74        13.333    to      24.472           1,815         0.37
J.P. Large Cap Core Equity Portfolio                        168        13.947    to      14.253           2,393         0.76
J.P. Small Company Portfolio                                170        17.306    to      17.472           2,961         0.00
J.P. Mid Cap Value Portfolio                                154        14.269    to      14.327           2,213         0.22
Franklin Real Estate Fund                                   385        17.813    to      19.893           7,592         1.89
Franklin Small Cap                                          346         6.796    to      15.194           2,445         0.00
Templeton Developing Markets Securities Fund                 90        13.764    to      18.725           1,292         1.72
Templeton Foreign Securities Fund                           175        15.597    to      21.404           3,717         1.02
Calamos Growth & Income Portfolio                         1,941        13.395    to      15.342          29,705         1.28
A I M V. I. Dent Demographic Trends Fund                    447         4.743    to      14.456           2,133         0.00
A I M V. I. Technology Fund                                 401         2.527    to      15.321           1,087         0.00
A I M V. I. Premier Equity Fund                             270         6.353    to      13.117           1,714         0.45
Seligman Small Cap Value Portfolio                          145        15.423    to      15.487           2,240         0.10
Seligman Communications and Information Portfolio           570         6.168    to      15.973           3,604         0.00
Seligman Capital Portfolio                                  613         6.116    to      14.545           3,762         0.00

                                                                          FOR THE YEAR ENDED
                                                                           DECEMBER 31, 2004
                                                         ------------------------------------------------------
                                                            EXPENSE RATIO                TOTAL RETURN **
                                                             LOWEST TO                      LOWEST TO
                                                               HIGHEST                        HIGHEST
                                                         ---------------------      ---------------------------
American Leaders Fund II                                 1.40%    to     1.65         7.98%     to       8.25%
High Income Bond Fund II                                 1.40     to     1.65         8.65%     to       8.92%
Prime Money Fund II                                      1.40     to     1.65        -0.84%     to      -0.59%
MFS Research Series                                      1.40     to     1.65        13.95%     to      14.24%
MFS Emerging Growth Series                               1.40     to     1.65        11.11%     to      11.39%
MFS Total Return Series                                  1.40     to     1.65         9.49%     to       9.77%
MFS Bond Series                                          1.40     to     1.65         4.32%     to       4.59%
MFS Strategic Income Series                              1.40     to     1.65         5.96%     to       6.23%
MFS Utilities Series                                     1.40     to     1.65        28.06%     to      28.38%
ACI VP Capital Appreciation                              1.40     to     1.65         5.82%     to       6.08%
ACI VP International                                     1.40     to     1.65        13.04%     to      13.32%
ACI VP Value                                             1.40     to     1.65        12.46%     to      12.74%
ACI VP Income and Growth                                 1.40     to     1.65        11.14%     to      11.42%
ACI VP Inflation Protection                              1.40     to     1.65         4.62%     to       5.03%
ACI VP Ultra                                             1.40     to     1.65        24.87%     to      25.38%
Dreyfus Appreciation Portfolio                           1.40     to     1.65         4.09%     to       4.73%
Dreyfus Developing Leaders Portfolio                     1.40     to     1.65        10.92%     to      12.14%
Dreyfus Stock Index Fund                                 1.40     to     1.65         8.89%     to       9.27%
Dreyfus Socially Responsible Growth Fund, Inc            1.40     to     1.65         4.33%     to       7.76%
J.P. Large Cap Core Equity Portfolio                     1.40     to     1.65         7.67%     to       8.08%
J.P. Small Company Portfolio                             1.40     to     1.65        15.14%     to      27.19%
J.P. Mid Cap Value Portfolio                             1.40     to     1.65        42.69%     to      43.27%
Franklin Real Estate Fund                                1.40     to     1.65        37.54%     to      50.69%
Franklin Small Cap                                       1.40     to     1.65       -50.88%     to       9.04%
Templeton Developing Markets Securities Fund             1.40     to     1.65        14.86%     to      56.02%
Templeton Foreign Securities Fund                        1.40     to     1.65        13.51%     to      39.84%
Calamos Growth & Income Portfolio                        1.40     to     1.65        10.72%     to     116.68%
A I M V. I. Dent Demographic Trends Fund                 1.40     to     1.65       -57.62%     to      -5.30%
A I M V. I. Technology Fund                              1.40     to     1.65       -81.11%     to     -16.34%
A I M V. I. Premier Equity Fund                          1.40     to     1.65       -48.18%     to      -6.34%
Seligman Small Cap Value Portfolio                       1.40     to     1.65        54.23%     to      54.87%
Seligman Communications and Information Portfolio        1.40     to     1.65        17.65%     to      38.83%
Seligman Capital Portfolio                               1.40     to     1.65        -2.26%     to     149.82%

* The investment income ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items in the expense ratio. The total return does not include any expenses assessed through the withdrawal of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

               KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4.  FINANCIAL HIGHLIGHTS

                                                                                  AT DECEMBER 31, 2003
                                                        -------------------------------------------------------------------------
                                                                          Unit Fair Value               Net         Investment *
                                                         Units               Lowest to                 Assets         Income
                                                        (000's)               Highest                  (000's)         Ratio
                                                        -------       -------------------------       ---------     -------------
American Leaders Fund II                                   705        $13.006    to      18.774       $  13,218         1.53%
High Income Bond Fund II                                   508         11.805    to      14.278           7,249         7.13
International Small Company Fund II***                       0          6.354    to      13.980             -           0.00
Prime Money Fund II                                        623          9.909    to      12.252           7,628         0.70
MFS Research Series                                        961         12.635    to      14.871          14,289         0.67
MFS Emerging Growth Series                               1,066         12.914    to      14.872          15,837         0.00
MFS Total Return Series                                    820         11.676    to      19.402          15,859         1.73
MFS Bond Series                                            418         10.734    to      15.350           6,389         5.71
MFS Strategic Income Series                                115         10.842    to      12.940           1,480         5.33
MFS Utilities Series                                       861         13.331    to      19.352          16,642         2.32
ACI VP Capital Appreciation                                392          9.809    to      12.240           3,851         0.00
ACI VP International                                       505         12.831    to      14.031           7,087         0.74
ACI VP Value                                               572          8.375    to      13.132           4,840         1.01
ACI VP Income and Growth                                   390          6.405    to      13.123           2,518         1.25
ACI VP Inflation Protection****                             50         10.052    to      10.066             508         1.92
ACI VP Ultra****                                            54         11.471    to      11.489             620         0.00
Dreyfus Appreciation Portfolio                             907         12.361    to      13.307          12,069         1.46
Dreyfus Developing Leaders Portfolio                     1,215         13.171    to      14.245          17,295         0.03
Dreyfus Stock Index Fund                                 1,942         12.985    to      13.003          25,247         1.51
Dreyfus Socially Responsible Growth Fund, Inc               91         12.763    to      23.367           2,129         0.11
J.P. Large Cap Core Equity Portfolio                       184         12.951    to      13.202           2,427         0.73
J.P. Small Company Portfolio                               139         13.836    to      13.934           1,938         0.00
J.P. Mid Cap Value Portfolio****                            49         11.983    to      12.002             588         0.00
Franklin Real Estate Fund                                  251         13.740    to      15.306           3,812         2.46
Franklin Small Cap                                         202          6.182    to      13.857           1,329         0.00
Templeton Developing Markets Securities Fund                62         11.192    to      15.265             728         0.90
Templeton Foreign Securities Fund                          134         13.378    to      18.314           2,451         1.72
Calamos Growth & Income Portfolio                        1,416         12.258    to      14.005          19,799         3.32
A I M V. I. Dent Demographic Trends Fund                   419          4.443    to      13.577           1,863         0.00
A I M V. I. New Technology Fund                            346          2.448    to      14.881             901         0.00
A I M V. I. Premier Equity Fund                            312          6.091    to      12.608           1,899         0.32
Seligman Small Cap Value Portfolio****                      29         13.110    to      13.131             384         1.82
Seligman Communications and Information Portfolio          451          5.643    to      14.648           2,586         0.00
Seligman Capital Portfolio                                 553          5.727    to      13.654           3,172         0.00

                                                                          FOR THE YEAR ENDED
                                                                           DECEMBER 31, 2003
                                                         ------------------------------------------------------
                                                            EXPENSE RATIO                TOTAL RETURN **
                                                             LOWEST TO                      LOWEST TO
                                                               HIGHEST                        HIGHEST
                                                         ---------------------      ---------------------------
American Leaders Fund II                                 1.40%    to     1.65       -12.77%     to       25.92%
High Income Bond Fund II                                 1.40     to     1.65        -0.36%     to       20.52%
International Small Company Fund II***                   1.40     to     1.65        37.47%     to      202.49%
Prime Money Fund II                                      1.40     to     1.65       -19.70%     to       -0.71%
MFS Research Series                                      1.40     to     1.65         4.48%     to       22.97%
MFS Emerging Growth Series                               1.40     to     1.65        11.51%     to       28.42%
MFS Total Return Series                                  1.40     to     1.65       -30.97%     to       14.71%
MFS Bond Series                                          1.40     to     1.65       -24.61%     to        7.82%
MFS Strategic Income Series                              1.40     to     1.65        -8.80%     to        8.85%
MFS Utilities Series                                     1.40     to     1.65        -7.69%     to       34.01%
ACI VP Capital Appreciation                              1.40     to     1.65        18.80%     to       48.23%
ACI VP International                                     1.40     to     1.65        12.28%     to       22.78%
ACI VP Value                                             1.40     to     1.65        27.17%     to       99.40%
ACI VP Income and Growth                                 1.40     to     1.65        27.56%     to      161.33%
ACI VP Inflation Protection****                          1.40     to     1.65         0.52%     to        0.66%
ACI VP Ultra****                                         1.40     to     1.65        14.71%     to       14.89%
Dreyfus Appreciation Portfolio                           1.40     to     1.65        18.75%     to       27.24%
Dreyfus Developing Leaders Portfolio                     1.40     to     1.65       -51.37%     to      -41.58%
Dreyfus Stock Index Fund                                 1.40     to     1.65        24.70%     to       24.88%
Dreyfus Socially Responsible Growth Fund, Inc            1.40     to     1.65        12.61%     to       69.00%
J.P. Large Cap Core Equity Portfolio                     1.40     to     1.65        14.51%     to       16.91%
J.P. Small Company Portfolio                             1.40     to     1.65        89.19%     to       90.13%
J.P. Mid Cap Value Portfolio****                         1.40     to     1.65        19.83%     to       20.02%
Franklin Real Estate Fund                                1.40     to     1.65        20.17%     to       33.86%
Franklin Small Cap                                       1.40     to     1.65        35.34%     to      203.36%
Templeton Developing Markets Securities Fund             1.40     to     1.65        50.87%     to      105.77%
Templeton Foreign Securities Fund                        1.40     to     1.65        -4.76%     to       30.38%
Calamos Growth & Income Portfolio                        1.40     to     1.65         8.54%     to       24.01%
A I M V. I. Dent Demographic Trends Fund                 1.40     to     1.65        35.56%     to      314.22%
A I M V. I. New Technology Fund                          1.40     to     1.65        50.27%     to      813.36%
A I M V. I. Premier Equity Fund                          1.40     to     1.65        23.34%     to      155.32%
Seligman Small Cap Value Portfolio****                   1.40     to     1.65        31.10%     to       31.31%
Seligman Communications and Information Portfolio        1.40     to     1.65        42.05%     to      268.77%
Seligman Capital Portfolio                               1.40     to     1.65        33.87%     to      219.16%

* The investment income ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items in the expense ratio. The total return does not include any expenses assessed through the withdrawal of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

*** Unit value and total return as of 11/21/2003, fund liquidated on 11/21/2003.

**** Fund inception date May 14, 2003.

               KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4.  FINANCIAL HIGHLIGHTS

                                                                                                        FOR THE YEAR ENDED
                                                              AT DECEMBER 31, 2002                       DECEMBER 31, 2002
                                                       -----------------------------------    -------------------------------------
                                                                     UNIT          NET        INVESTMENT *
                                                        UNITS        FAIR         ASSETS        INCOME         EXPENSE     TOTAL **
                                                       (000'S)       VALUE        (000'S)        RATIO          RATIO       RETURN
                                                       -------      -------     ----------    ------------     -------     --------
American Leaders Fund II                                   757      $14.910     $   11,289        1.14%          1.40%      -21.33%
High Income Bond Fund II                                   469       11.848          5,552       10.46           1.40        -0.02%
International Small Company Fund II                         31        4.622            145        0.00           1.40       -18.63%
Prime Money Fund II                                        835       12.340         10,306        1.40           1.40         0.00%
MFS Research Series                                      1,056       12.093         12,771        0.27           1.40       -25.58%
MFS Emerging Growth Series                               1,142       11.581         13,227        0.00           1.40       -34.68%
MFS Total Return Series                                    821       16.915         13,895        1.71           1.40        -6.49%
MFS Bond Series                                            358       14.237          5,093        5.51           1.40         7.41%
MFS Strategic Income Series                                 75       11.888            887        3.37           1.40         6.90%
MFS Utilities Series                                       978       14.441         14,121        2.75           1.40       -23.83%
ACI VP Capital Appreciation                                407        8.257          3,361        0.00           1.40       -22.29%
ACI VP International                                       555       11.428          6,341        0.82           1.40       -21.48%
ACI VP Value                                               510        6.586          3,358        0.80           1.40       -13.83%
ACI VP Income and Growth                                   387        5.022          1,943        1.10           1.40       -20.49%
Dreyfus Appreciation Portfolio                             900       11.137         10,024        1.09           1.40       -17.87%
Dreyfus Small Cap Portfolio                              1,282       10.969         14,064        0.05           1.40       -20.25%
Dreyfus Stock Index Fund                                 1,839       10.273         18,890        1.36           1.40       -23.45%
Dreyfus Socially Responsible Growth Fund, Inc              107       18.806          2,004        0.20           1.40       -29.93%
J.P. Equity Portfolio                                      189       10.448          1,971        0.05           1.40       -25.67%
J.P. Small Company Portfolio                               131       10.391          1,357        0.21           1.40       -22.74%
Franklin Real Estate Fund                                  225       11.434          2,571        2.05           1.40         0.66%
Franklin Small Cap                                         113        4.568            517        0.25           1.40       -29.68%
Templeton Developing Markets Securities Fund                26        7.419            193        1.70           1.40        -1.53%
Templeton Foreign Securities Fund                          120       14.047          1,684        1.56           1.40        -3.07%
Calamos Convertible Portfolio                            1,220       11.294         13,773        3.42           1.40        -5.43%
A I M V. I. Dent Demographic Trends Fund                   371        3.278          1,217        0.00           1.40       -33.15%
A I M V. I. New Technology Fund                            318        1.629            519        0.00           1.40       -45.89%
A I M V. I. Premier Equity Fund                            299        4.938          1,479        0.38           1.40       -31.23%
Seligman Communications and Information Portfolio          381        3.972          1,513        0.00           1.40       -37.12%
Seligman Capital Portfolio                                 497        4.278          2,124        0.00           1.40       -34.07%

* The investment income ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items in the expense ratio. The total return does not include any expenses assessed through the withdrawal of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

               KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4.  FINANCIAL HIGHLIGHTS

                                                                                                        FOR THE YEAR ENDED
                                                              AT DECEMBER 31, 2001                       DECEMBER 31, 2001
                                                       -----------------------------------    -------------------------------------
                                                                     UNIT          NET        INVESTMENT *
                                                        UNITS        FAIR         ASSETS        INCOME         EXPENSE     TOTAL **
                                                       (000'S)       VALUE        (000'S)        RATIO          RATIO       RETURN
                                                       -------      -------     ----------    ------------     -------     --------
American Leaders Fund II                                  804       $18.951     $   15,231        1.40%          1.40%       -5.53%
High Income Bond Fund II                                  540        11.850          6,396       10.21           1.40         0.00%
International Small Company Fund II                        37         5.680            209        0.00           1.40       -30.98%
Prime Money Fund II                                       914        12.341         11,276        3.71           1.40         2.33%
MFS Research Series                                     1,139        16.251         18,514        0.02           1.40       -22.36%
MFS Emerging Growth Series                              1,378        17.730         24,425        0.00           1.40       -34.41%
MFS Total Return Series                                   813        18.088         14,710        2.10           1.40        -1.16%
MFS Bond Series                                           318        13.255          4,220        5.76           1.40         7.15%
MFS Strategic Income Series                                45        11.121            502        3.76           1.40         3.26%
MFS Utilities Series                                    1,200        18.959         22,743        3.27           1.40       -25.27%
ACI VP Capital Appreciation                               439        10.626          4,665        0.00           1.40       -29.07%
ACI VP International                                      611        14.554          8,886        0.09           1.40       -30.16%
ACI VP Value                                              383         7.643          2,928        0.76           1.40        11.25%
ACI VP Income and Growth                                  488         6.316          3,082        0.70           1.40        -9.64%
Dreyfus Appreciation Portfolio                            922        13.560         12,502        0.80           1.40       -10.55%
Dreyfus Small Cap Portfolio                             1,212        13.754         16,671        0.44           1.40        -7.44%
Dreyfus Stock Index Fund                                1,834        13.419         24,604        1.10           1.40       -13.43%
Dreyfus Socially Responsible Growth Fund, Inc             129        26.840          3,470        0.05           1.40       -23.66%
J.P. Equity Portfolio                                     209        14.056          2,931        0.50           1.40       -13.13%
J.P. Small Company Portfolio                              136        13.450          1,833        0.06           1.40        -9.31%
Franklin Real Estate Fund                                  73        11.360            827        4.12           1.40         6.37%
Franklin Small Cap                                        102         6.496            661        0.36           1.40       -16.40%
Templeton Developing Markets Securities Fund               15         7.534            111        1.12           1.40        -9.34%
Templeton Foreign Securities Fund                         100        14.492          1,753        2.97           1.40       -31.38%
Calamos Convertible Portfolio                           1,103        11.942         13,166        3.61           1.40        -6.19%
A I M V. I. Dent Demographic Trends Fund                  395         4.903          1,935        0.00           1.40       -32.84%
A I M V. I. New Technology Fund                           254         3.011            764        5.33           1.40       -48.18%
A I M V. I. Premier Equity Fund                           236         7.181          1,692        0.15           1.40       -13.79%
Seligman Communications and Information Portfolio         319         6.317          2,015       27.40           1.40         3.56%
Seligman Capital Portfolio                                447         6.489          2,898        0.00           1.40       -17.34%

* The investment income ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items in the expense ratio. The total return does not include any expenses assessed through the withdrawal of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                                   PART C

                                OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

(a) Financial Statements included in SAI
(b) Exhibits

    (1) Resolutions of the board of directors of Kansas City Life Insurance Company ("Kansas City Life") establishing Kansas City Life Variable Annuity Separate Account (the "Variable Account").1

    (2) Not Applicable.

    (3) Underwriting Agreement between Kansas City Life and Sunset Financial Services, Inc. ("Sunset Financial").2

    (4) Contract Form.1

    (5) Contract Application.2

    (6) (a) Articles of Incorporation of Bankers Life Association of Kansas
            City.1

        (b) Restated Articles of Incorporation of Kansas City Life.1

        (c) By-Laws of Kansas City Life.1

    (7) Not Applicable.

    (8) (a) Form of Participation Agreement with MFS Variable Insurance Trust.2

        (b) Form of Participation Agreement with TCI Portfolios, Inc.2

        (c) Form of Participation Agreement with Federated Insurance Series.2

        (d) Agreement between Kansas City Life Insurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc., and Dreyfus Life and Annuity Index Fund, Inc.6

        (e) Agreement between Kansas City Life Insurance Company and J. P. Morgan Series Trust II.4

        (f) Amended and Restated agreement between Kansas City Life Insurance Company and each of Calamos Advisors Trust, Calamos Asset management, Inc. and Calamos Financial Services, Inc.5
        (g) Agreement between Kansas City Life Insurance Company and each of Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc.4
        (h) Amendment to Participation Agreement between Kansas City Life Insurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a/ Dreyfus Stock Index Fund).4

        (i) Fund Participation Agreement between Kansas City Life Insurance Company, Ins urance Management Series, and Life Insurance Company. 7

        (j) Form of Participation Agreement by and among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., and Kansas City Life Insurance Company. 7

        (k) Form of Fund Participation Agreement between Kansas City Life Insurance Company and Seligman Portfolios, Inc. Seligman Advisors, Inc. 7

    (9) Opinion and Consent of Counsel.
    (10) (a) Consent of Sutherland Asbill & Brennan LLP.*

         (b) Consent of KPMG LLP.*

    (11) Not Applicable.

    (12) Not Applicable.

    (13) Schedule for computation of performance quotations.3

    (14) Not applicable.

----------------

    1 Incorporated by reference to the Registrant's initial registration statement filed with the Securities and Exchange Commission on March 3, 1995 (File No. 33-89984).
    2 Incorporated by reference to the Registrant's Pre-Effective Amendment No.1 to its Registration statement filed with the Securities and Exchange Commission on August 25, 1995 (File No. 33-89984).

    3 Incorporated by reference to the Registrant's Post-Effective Amendment No. 2 to its Registration Statement filed with the Securities and Exchange Commission on April 30, 1996. (File No. 33-89984).

    4  Incorporated by reference to the Form S-6 Registration Statement
(File No. 033-95354) for Kansas City Life Variable Life Separate Account filed on April 19, 1999.

    5  Incorporated by reference to the Form S-6 Registration Statement
(File No. 333-25443) for Kansas City Life Variable Life Separate Account filed on April 30, 19999.

    6 Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement (File No. 333-25443) for Kansas City Variable Life Separate Account filed on July 15, 1997.

    7 Incorporated herein by reference to the Registrant's Post-Effective Amendment No. 7 to its Registration Statement filed with the Securities and Exchange Commission on August 28, 2000 (File. No. 33-89984)

* Filed Herewith.

Item 25.  Directors and Officers of the Depositor


       NAME AND PRINCIPAL BUSINESS ADDRESS*                     POSITION AND OFFICES WITH DEPOSITOR
      -------------------------------------                     -----------------------------------
R. Philip Bixby .............................................  Director, Chairman of the Board,
                                                               President and CEO
Tracy W. Knapp...............................................  Director, Senior Vice President,
                                                               Finance
Charles R. Duffy, Jr.........................................  Senior Vice President, Operations
William A. Schalekamp .......................................  Director, Vice President, General
                                                               Counsel and Secretary
Mark A. Milton                                                 Senior Vice President, Actuary
Brent C. Nelson                                                Vice President and Controller
Walter E. Bixby .............................................  Director, Vice Chairman of the Board
Mary M McCalla ..............................................  Treasurer
Daryl D. Jensen .............................................  Director
Nancy Bixby Hudson...........................................  Director
Webb R. Gilmore .............................................  Director
Warren J. Hunzicker, M.D. ...................................  Director
Richard L. Finn .............................................  Director
Bradford T. Nordholm ........................................  Director
Larry Winn, Jr. .............................................  Director
William R. Blessing..........................................  Director
Cecil R. Miller..............................................  Director

Peter Hathaway, M.D. ........................................  Vice President and Medical Director
Robert J. Milroy.............................................  Vice President, Underwriting and New Business
David A. Laird...............................................  Assistant Vice President, Assistant
                                                               Controller

         * The principal business address of all the persons listed above is 3520 Broadway, Kansas City, Missouri 64111-2565.

Item 26.  Persons Controlled by or Under Common Control With the Depositor or

Registrant

NAME                                                  JURISDICTION      PERCENT OF VOTING SECURITIES OWNED
----                                                  ------------      ----------------------------------
Sunset Life Insurance Company of America               Washington       Ownership of all voting securities by depositor
Sunset Financial Services, Inc.                        Washington       Ownership of all voting securities by
                                                                        Sunset Insurance Company of America
KCL Service Company                                     Missouri        Ownership of all voting securities by depositor
Lioness Realty Group, Inc.                              Missouri        Ownership of all voting securities by depositor
Property Operating Company                              Missouri        Ownership of all voting securities by depositor
Old American Insurance Company                          Missouri        Ownership of all voting securities by depositor
Contact Data, Inc.                                      Missouri        Ownership of all voting securities by depositor
Kansas City Life Financial Group, Inc.                  Missouri        Ownership of all voting securities by depositor

Item 27.  Number of Contract owners 9,089 --As of April 12, 2005

Item 28.  Indemnification

    The By-Laws of Kansas City Life Insurance Company provide, in part, in
Article XII:

    1. The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the Company, by reason of the fact that he or she is or was a Director, Officer or employee of the Company, or is or was serving at the request of the Company as a Director, Officer or employee of another company, partner ship, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contender or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

    2. The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the company to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer or employee of the company, or is or was serving at the request of the company as a director, officer or employee of another company, partnership, joint venture, trust or other enterprise against expenses, including attorneys' fees, actually and reasonably incurred by him or her in connection with the defense or settlement of the action or suit if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the company; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the company unless and only to the extent that the court in which the action or suit was brought determines upon application that, despite the adjudication of liability and in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

    3. To the extent that a Director, Officer or employee of the Company has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 1 and 2 of this Article, or in defense of any claim, issue or matter therein, he or she shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him or her in connection with the action, suit or proceeding.

    4. Any indemnification under Sections 1 and 2 of this Article, unless ordered by a court, shall be made by the Company only as authorized in the specific case upon a determination that indemnification of the director, Officer or employee is proper in the circumstances because he or she has met the applicable standard of conduct set forth in this Article. The determination shall be made by the Board of Directors of the Company by a majority vote of a quorum consisting of Directors who were not parties to the action, suit or proceeding, or, if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested Directors so directs, by independent legal counsel in a written opinion, or by the Stockholders of the Company .

    5. Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the Company in advance of the final disposition of the action, suit or proceeding as authorized by the Board of Directors in the specific case up on receipt of an undertaking by or on behalf of the Director, Officer or employee to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the Company as authorized in this Article.

    6. The indemnification provided by this Article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under the Articles of Incorporation or Bylaws, or any agreement, vote of Stockholders or disinterested Directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer or employee and shall inure to the benefit of the heirs, executors and administrators of such a person.

    7. The Company shall have the power to give any further indemnity, in addition to the indemnity authorized or contemplated under this Article, including subsection 6, to any person who is or was a Director, Officer, employee or agent of the Company, or to any person who is or was serving at the request of the Company as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, provided such further indemnity is either (i) authorized, directed, or provided for in the Articles of Incorporation of the Company or any duly adopted amendment thereof or (ii) is authorized, directed, or provided for in any bylaw or agreement of the Company which has been adopted by a vote of the Stockholders of the Company, and provided further that no such indemnity shall indemnify any person from or on account of such person's conduct which was finally adjudged to have been knowingly fraudulent, deliberately dishonest, or willful misconduct . Nothing in this paragraph shall be deemed to limit the power of the Company under subsection 6 of this Bylaw to enact Bylaws or to enter into agreement without Stockholder adoption of the same.

    8. The Company may purchase and maintain insurance on behalf of any person who is or was a Director, Officer, employee or agent of the Company, or is or was serving at the request of the Company as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Company would have the power to indemnify him or her against such liability under the provisions of this Article.

    9. For the purpose of this Article, references to "the Company" include all constituent corporations absorbed in a consolidation or merger as well as the resulting or surviving corporation so that any person who is or was a Director, Officer , employee or agent of such constituent corporation or is or was serving at the request of such constituent corporation as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise shall stand in the same position under the provisions of this Article with respect to the resulting or surviving corporation as he or she would if he or she had served the resulting or surviving corporation in the same capacity.

    10. For purposes of this Article, the term "other enterprise" shall include employee benefit plans; the term "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and the term "serving at the request of the Company" shall include any service as a Director, Officer or employee of the Company which imposes duties on, or involves services by, such Director, Officer or employee with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he or she reasonable believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to in this Article.

    11. Any Director, Officer or employee of the Company shall be indemnified under this Article for any act taken in good faith and upon reliance upon the books and records of the Company, upon financial statements or other reports prepared by the Officers of the Company, or on financial statements prepared by the Company's independent accountants, or on information or documents prepared or provided by legal counsel to the Company.

    12. To the extent that the indemnification of Officers, Directors or employees as permitted under Section 351.355 (as amended or superseded) of The General and Business Corporation Law of Missouri, as in effect from time to time, provides for greater indemnification of those individuals than the provisions of this Article XII, then the Company shall indemnify its Directors, Officers, employees as provided in and to the full extent allowed by Section 351.355.

    13. The indemnification provided by this Article shall continue as to a person who has ceased to be a Director or Officer of the Company and shall inure to the benefit of the heirs, executors, and administrators of such a person. All rights to indemnification under this Article shall be deemed to be provided by a contract between the Company and the person who serves in such capacity at any time while these Bylaws and other relevant provisions of the applicable law, if any, are in effect. Any repeal or modification thereof shall not affect any rights or obligations then existing.

    14. If this Article or any portion or provision hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify each person entitled to indemnification pursuant too this Article to the full extent permitted by any applicable portion of this Article that shall not have been invalidated, or to the fullest extent provided by any other applicable law.

    Missouri law authorizes Missouri corporations to provide indemnification to directors, officers and other persons.

    Kansas City Life owns a directors and officers liability insurance policy covering liabilities that directors and officers of Kansas City Life and its subsidiaries and affiliates may incur in acting as directors and officers.

    Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.  Principal Underwriter
     (a) Sunset Financial Services, Inc. is the registrant's principal underwriter.

     (b)   Officers and Directors of Sunset Financial.

           NAME AND PRINCIPAL                   POSITIONS AND OFFICES
           BUSINESS ADDRESS*                    WITH SUNSET FINANCIAL SERVICES, INC.
           ---------------------                ------------------------------------
           Gregory E. Smith                     President, Director
           Gary K. Hoffman                      Secretary, Director
           Brent C. Nelson                      Treasurer
           Walter E. Bixby                      Director
           Charles R. Duffy, Jr.                Director
           R. Philip Bixby                      Chairman of the Board and Director
           Kelly T. Ullom                       Vice President
           Bruce Oberdling                      Vice President
           Donald E. Krebs                      Vice President
           Susanna J. Denney                    Assistant Vice President
           Janice L. Brandt                     Assistant Vice President
           Kim Kirkman                          Assistant Vice President

     (c) Compensation From the Registrant. The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

    (1)                   (2)                   (3)                (4)              (5)
   NAME OF          NET UNDERWRITING
  PRINCIPAL          DISCOUNTS AND         COMPENSATION         BROKERAGE          OTHER
 UNDERWRITER          COMMISSIONS          ON REDEMPTION       COMMISSIONS      COMPENSATION
--------------     -----------------       -------------       -----------      ------------
   Sunset               $0.00                  None               N/A               N/A
  Financial
Services, Inc.

* The principal business address of all of the persons listed above is P.O. Box 219365, Kansas City, Missouri, 64121-9365

Item 30. Location of Accounts and Records

      All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by Kansas City Life at 3520 Broadway, Kansas City, Missouri 64111-2565.

Item 31. Management Services

      All management contracts are discussed in Part A or Part B of this registration statement.

Item 32.  Undertakings and Representations

      (a) The registrant undertakes that it w ill file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for as long as purchase payments under the policies offered herein are being accepted.

      (b) The registrant undertakes that it will include either (1) as part of any application to purchase a policy offered by the prospectus, a space that an applicant can check to request a

Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove and send to Kansas City Life for a Statement of Additional Information.

      (c) The registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request to Kansas City Life at the address or phone number listed in the prospectus.

      (d) Kansas City Life represents that in connection with its offering of the policies as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that paragraphs numbered (1) through (4) of that letter will be complied with.

      (e) Kansas City Life Insurance Company hereby represents that the fees and charges deducted under the Contracts described in this post-effective amendment are, in the aggregate, reasonable in relationship to the services rendered, the expenses expected to be incurred, and the risks assumed by Kansas City Life Insurance Company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Kansas City Life Variable Annuity Separate Account, certifies that it meets all of the requirements pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be here unto affixed and attested, all in the City of Kansas City and the State of Missouri on the 25th day of April 2004.

                                             Kansas City Life Variable Annuity
                                             Separate Account

                                             /s/
                                             ---------------------------------
                                             Registrant
(SEAL)

                                             Kansas City Life Insurance Company

                                             /s/
                                             ----------------------------------
                                             Depositor


        /s/ William A. Schalekamp                /s/ R. Philip Bixby
Attest: -----------------------------        By: ------------------------------
William A. Schalekamp                            R. Philip Bixby, Director,
                                                 Chairman of the Board,
                                                 President and CEO

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

SIGNATURE                               TITLE                                  DATE
/s/  R. Philip Bixby
--------------------------              Director, Chairman of the              April 25, 2005
R. Philip Bixby                         Board, President and CEO

/s/ Brent C. Nelson
--------------------------              Vice President and Controller          April 25, 2005
Brent C. Nelson                         (Principal Accounting Officer)

/s/ Walter E. Bixby
--------------------------              Director, Vice Chairman of the         April 25, 2005
Walter E. Bixby                         Board

/s/ Daryl D. Jensen
--------------------------              Director                               April 25, 2005
Daryl D. Jensen

/s/  William A. Schalekamp
--------------------------              Director                               April 25, 2005
William A. Schalekamp

/s/ Tracy W. Knapp
--------------------------              Director                               April 25, 2005
Tracy W. Knapp

/s/ Webb R. Gilmore
--------------------------              Director                               April 25, 2005
Webb R. Gilmore

/s/ Warren J. Hunzicker,
--------------------------              Director                               April 25, 2005
Warren J. Hunzicker, M.D.

/s/   Richard L. Finn
--------------------------              Director                               April 25, 2005
Richard L. Finn

/s/ Bradford T. Nordholm
--------------------------              Director                               April 25, 2005
Bradford T. Nordholm

/s/ E. Larry Winn, Jr.
--------------------------              Director                               April 25, 2005
E. Larry Winn, Jr.

/s/  Nancy Bixby Hudson
--------------------------              Director                               April 25, 2005
Nancy Bixby Hudson

/s/ William R. Blessing
--------------------------              Director                               April 25, 2005
William R. Blessing

/s/  Cecil R. Miller
--------------------------              Director                               April 25, 2005
Cecil R. Miller

     EXHIBIT INDEX
Page No.*
   9. Opinion and Consent of Counsel
   10 (a).  Consent of Sutherland Asbill & Brennan LLP
      (b).  Consent of KPMG LLP
* Page numbers included only in manually executed original in compliance with Rule 403(d) under the Securities Act of 1933.
     Exhibit 9
     Opinion and Consent of Counsel
     Exhibit 10(a)
     Consent of Sutherland Asbill & Brennan LLP
     Exhibit 10(b)
     Consent of KPMG LLP